As filed with the Securities and Exchange Commission on July 30, 2002
Securities Act File No. 33-38835
Investment Company Act File No. 811-5011

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 13	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 138	☒
(Check appropriate box or boxes)

CMA® OHIO MUNICIPAL MONEY FUND
of CMA® Multi-State Municipal Series Trust
(Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road
Plainsboro, New Jersey 08536
(Address of Principal Executive Offices)

(609) 282-2800
(Registrant’s Telephone Number, including Area Code)

TERRY K. GLENN
CMA® Multi-State Municipal Series Trust
800 Scudders Mill Road, Plainsboro, New Jersey
Mailing Address:
P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:

Counsel for the Fund:	Philip L. Kirstein, Esq.
SIDLEY AUSTIN BROWN & WOOD LLP 787 Seventh Avenue New York, New York 10019-6018 Attention: Thomas R. Smith, Jr., Esq.	FUND ASSET MANAGEMENT, L.P. P.O. Box 9011 Princeton, New Jersey 08543-9011

Jeffrey S. Alexander, Esq.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
1400 Merrill Lynch Drive
Pennington, New Jersey 08534

It is proposed that this filing will become effective (check appropriate box):
☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:    Shares of Beneficial Interest, par value $.10 per share.

www.mlim.ml.com
Prospectus

July 30, 2002

CMA® Tax-Exempt Fund
CMA® Multi-State Municipal Series Trust
CMA® Arizona Municipal Money Fund
CMA® California Municipal Money Fund
CMA® Connecticut Municipal Money Fund
CMA® Massachusetts Municipal Money Fund
CMA® Michigan Municipal Money Fund
CMA® New Jersey Municipal Money Fund
CMA® New York Municipal Money Fund
CMA® North Carolina Municipal Money Fund
CMA® Ohio Municipal Money Fund
CMA® Pennsylvania Municipal Money Fund

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

Key Facts

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

MERRILL LYNCH CASH MANAGEMENT ACCOUNT

A Cash Management Account (“CMA Account”) is a conventional Merrill Lynch cash securities or margin securities account that is linked to certain money market funds, money market deposit accounts maintained with banks and a Visa® card/check account (“Visa® Account”). Subscribers to the CMA program are charged an annual program participation fee, presently $100. Automatic investment of free cash balances in CMA accounts into certain bank accounts or money market funds is a feature of the CMA program commonly known as the “CMA sweep.” Free cash balances held in CMA accounts may be “swept” into shares of the CMA Tax-Exempt Fund (the “Tax-Exempt Fund”), into shares of one of the series of the CMA Multi-State Municipal Series Trust (each individually referred to as a “State Fund”) or into one or more bank deposit accounts at affiliated banks of Merrill Lynch. In limited circumstances, free cash balances in certain CMA accounts may be “swept” into another money market fund not offered by this prospectus. In this prospectus, the Tax-Exempt Fund and the State Funds are collectively referred to as the “Funds,” and the Funds, together with other money market funds linked to the CMA program, are collectively referred to as the “CMA Funds.”

The CMA program is offered by Merrill Lynch (not the Funds). This prospectus provides information concerning certain CMA Funds, but is not intended to provide detailed information concerning the CMA program. If you want more information about the CMA program, please review the CMA program description brochure.

Shares of the Funds also are offered to participants in certain other Merrill Lynch cash management programs that may have different sweep features and annual participation fees. For more information about other Merrill Lynch programs, consult the relevant program description brochure provided to participants in those programs.

The Funds are money market funds whose shares are offered to participants in the CMA program as well as certain other Merrill Lynch cash management programs. Each CMA Fund is a no-load money market fund that seeks current income, preservation of capital and liquidity from investing in short term securities.

Each Fund has its own goals, investment strategies and risks. We cannot guarantee that any of the Funds will achieve its objectives.

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST	3

Short Term Tax-Exempt Securities — securities that mature or reset to a new interest rate within 397 days (13 months) and that pay interest exempt from Federal income tax.

CMA TAX-EXEMPT FUND AT A GLANCE

What are the Tax-Exempt Fund’s investment objectives?
The Tax-Exempt Fund’s investment objectives are to seek current income exempt from Federal income tax, preservation of capital and liquidity available from investing in a diversified portfolio of short term high quality tax-exempt money market securities.

What are the Tax-Exempt Fund’s main investment strategies?
The Tax-Exempt Fund intends to achieve its goals by investing in a diversified portfolio of short term tax-exempt securities. These securities consist principally of tax-exempt notes and commercial paper, short-term tax-exempt bonds, tax-exempt variable rate demand obligations and short term tax-exempt derivatives. Certain short term tax-exempt securities have maturities that are longer than 397 days, but give the Fund the right to demand payment from a financial institution within that period. The Tax-Exempt Fund treats these securities as having a maturity of 397 days or less. The Tax-Exempt Fund’s dollar-weighted average maturity will not exceed 90 days.

The Tax-Exempt Fund only invests in short term tax-exempt securities having one of the two highest short term ratings from a nationally recognized rating agency or unrated securities which, in the opinion of Fund management, are of similar quality. Certain short term tax-exempt securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Fund.

The Tax-Exempt Fund does not presently intend to invest more than 25% of its total assets in short term tax-exempt securities of issuers located in the same state.

Fund management determines which securities to buy based on its assessment of relative values of different securities and future interest rates. Fund management seeks to improve the Tax-Exempt Fund’s yield by taking advantage of differences in yield that regularly occur among securities of a similar kind. The Tax-Exempt Fund cannot guarantee that it will achieve its objectives.

What are the main risks of investing in the Tax-Exempt Fund?
An investment in the Tax-Exempt Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The

4	CMA TAX-EXEMPT FUND

Fund could lose money if the issuer of an instrument held by the Fund defaults or if short term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Who should invest?
Shares of the Tax-Exempt Fund are offered to participants in the CMA program, investors in certain other Merrill Lynch cash management programs and investors maintaining accounts directly with the Fund’s transfer agent.

The Tax-Exempt Fund may be an appropriate investment for you if you:

•	Are looking for preservation of capital

•	Are investing with short term goals in mind, such as for cash reserves, and want to focus on short-term securities

•	Are looking for liquidity as well as current income that is exempt from Federal income tax

RISK/RETURN BAR CHART FOR THE TAX-EXEMPT FUND

The bar chart and table below provide an indication of the risks of investing in the Tax-Exempt Fund. The bar chart shows changes in the Fund’s performance for each of the past ten calendar years. The table shows the average annual total returns of the Fund for one, five and ten years. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

During the ten year period shown in the bar chart, the highest return for a quarter was 0.94% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.36% (quarter ended December 31, 2001). The Fund’s year-to-date return as of June 30, 2002 was 0.49%.

Average Annual Total Returns (for the periods ended December 31, 2001)	One Year	Five Years	Ten Years

CMA Tax-Exempt Fund	2.25%	2.94%	2.81%

CMA TAX-EXEMPT FUND	5

UNDERSTANDING EXPENSES
Tax-Exempt Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Tax-Exempt Fund may charge:

Expenses paid indirectly by the shareholder:
Annual Fund Operating Expenses — expenses that cover the costs of operating the Tax-Exempt Fund.

Management Fee — a fee paid to the Manager for managing the Tax-Exempt Fund.

Distribution Fees — fees used to support the Tax-Exempt Fund’s marketing and distribution efforts, such as compensating financial advisers, advertising and promotion.

FEES AND EXPENSES FOR THE TAX-EXEMPT FUND

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Tax-Exempt Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly by the shareholder):

Maximum Account Fee(a)	$100

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fee(b)	0.38%

Distribution (12b-1) Fees(c)	0.13%

Other Expenses (including transfer agency fees)(d)	0.04%

Total Annual Fund Operating Expenses	0.55%

(a)	Merrill Lynch charges this annual program fee to CMA program subscribers. Other programs may charge different or higher fees.
(b)
See “Management of the Funds — Fund Asset Management” on page 35 and “Management of the Funds — Management and Advisory Arrangements — Management Fee” on page 25 of the Statement of Additional Information.

(c)
The Tax-Exempt Fund is authorized to pay Merrill Lynch distribution fees of 0.125% each year under a distribution plan that the Tax-Exempt Fund has adopted under rule 12b-1. See “Purchase of Shares — Distribution Plans” on page 32 of the Statement of Additional Information.

(d)
Financial Data Services, Inc., an affiliate of the Manager, provides transfer agency services to the Tax-Exempt Fund. The Tax-Exempt Fund pays a fee for these services. The Manager or its affiliates also provide certain accounting services to the Tax-Exempt Fund and the Fund reimburses the Manager or its affiliates for such services.

6	CMA TAX-EXEMPT FUND

Example:

This example is intended to help you compare the cost of investing in the Tax-Exempt Fund with the cost of investing in other money market funds. This example assumes that you invest $10,000 in the Tax-Exempt Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

CMA Tax-Exempt Fund	$56	$176	$307	$689

This example does not take into account the annual program fee charged by Merrill Lynch to CMA subscribers or other Merrill Lynch program subscribers. See the relevant program description brochure for details. Shareholders of the Tax-Exempt Fund whose accounts are maintained directly with the transfer agent and who are not subscribers to the CMA program or other Merrill Lynch programs will not be charged a program fee but will not receive any of the additional services available to subscribers.

CMA TAX-EXEMPT FUND	7

Short Term Securities — securities with maturities of not more than 397 days (13 months).

Municipal Securities — securities issued by or on behalf of a particular state or its agencies, political subdivisions or instrumentalities, or other qualifying issuer that pay interest that, in the opinion of counsel to the issuer, is exempt both from Federal income tax and from (i) any applicable state or local income or other taxes and/ or (ii) intangible personal property tax in states that impose such tax.

CMA MULTI-STATE MUNICIPAL SERIES TRUST AT A GLANCE

What are each State Fund’s investment objectives?
The investment objectives of each State Fund are to seek current income exempt from Federal income tax as well as the designated state’s personal income tax, and where applicable, local personal income tax. In jurisdictions imposing intangible personal property tax, it is also intended that the value of a Fund’s investments will be exempt from state and/or local intangible personal property tax. Each State Fund also seeks preservation of capital and liquidity available from investing in a portfolio of short term, high quality tax-exempt securities.

What are each State Fund’s main investment strategies?
Each State Fund intends to achieve its investment objectives by investing in a portfolio of short term municipal securities of its designated state. These securities consist principally of municipal notes and commercial paper, short term municipal bonds that are exempt from income tax in the designated state, variable rate demand obligations, and short term municipal derivative securities.

Each State Fund will generally invest at least 80% of its net assets in municipal securities that are exempt from income tax in the designated state. Each State Fund may invest up to 20% of its net assets in short term money market securities that are not exempt from Federal or state taxes.

Each State Fund only invests in short term municipal securities that have one of the two highest short term ratings from a nationally recognized rating agency or in unrated securities that Fund management believes are of comparable quality. Certain short term municipal securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the State Fund. Each State Fund may invest more than 25% of its assets in short term municipal securities of this kind. Certain short term municipal securities have maturities longer than 397 days, but give the State Fund the right to demand payment from a financial institution within that period. The State Funds treat those securities as having a maturity of 397 days or less. The dollar-weighted average maturity of each State Fund’s portfolio will be 90 days or less.

8	CMA MULTI-STATE MUNICIPAL SERIES TRUST

Yield — the income generated by an investment in the Fund.

Fund management decides which securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve each State Fund’s yield by taking advantage of differences in yield that regularly occur between securities of a similar kind.

No State Fund can guarantee that it will achieve its objectives.

What are the main risks of investing in a State Fund?

An investment in a State Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A State Fund could lose money if the issuer of an instrument held by the State Fund defaults or if short term interest rates rise sharply in a manner not anticipated by Fund management. Although each State Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a State Fund.

In addition, since each State Fund invests at least 80% of its assets in the municipal securities that are exempt from income tax in its designated state, it is more exposed to negative political or economic factors in that state than a fund that invests more widely.

Who should invest?
Shares of each State Fund are offered to participants in the CMA program, investors in certain other Merrill Lynch cash management programs and investors maintaining accounts directly with the Transfer Agent.

A State Fund may be an appropriate investment for you if you:

•	are looking for preservation of capital

•	are investing with short term goals in mind, such as for cash reserves, and want to focus on short term securities

•
are looking for liquidity as well as current income that is exempt from Federal income tax and personal income tax in a designated state (and, where applicable, local income tax, and/or value exempt from personal property tax)

CMA MULTI-STATE MUNICIPAL SERIES TRUST	9

RISK/RETURN BAR CHARTS FOR THE STATE FUNDS

The bar charts and tables below provide an indication of the risks of investing in each State Fund. The bar charts show changes in each State Fund’s performance for each of the past ten calendar years or for each complete calendar year since inception. The tables show the average annual total returns of each State Fund for the periods shown. How each State Fund performed in the past is not necessarily an indication of how that Fund will perform in the future.

CMA Arizona Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.94% (quarter ended June 30, 1995) and the lowest return for a quarter was 0.35% (quarter ended March 31, 1994). The Fund’s year-to-date return as of June 30, 2002 was 0.42%.

Average Annual Total Returns (for the periods ended December 31, 2001)	One Year	Five Years	Life of Fund

CMA Arizona Municipal Money Fund	2.15%	2.82%	2.77%	†

†	Inception date is February 8, 1993.

CMA California Municipal Money Fund

During the ten year period shown in the bar chart, the highest return for a quarter was .84% (quarter ended June 30, 1995) and the lowest return for a quarter was 0.32% (quarter ended December 31, 2001). The Fund’s year-to-date return as of June 30, 2002 was 0.44%.

Average Annual Total Returns (for the periods ended December 31, 2001)	One Year	Five Years	Ten Years

CMA California Municipal Money Fund	2.00%	2.69%	2.63%

10	CMA MULTI-STATE MUNICIPAL SERIES TRUST

CMA Connecticut Municipal Money Fund

During the ten year period shown in the bar chart, the highest return for a quarter was 0.86% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.29% (quarter ended December 31, 2001). The Fund’s year-to-date return as of June 30, 2002 was 0.37%.

Average Annual Total Returns (for the periods ended December 31, 2001)	One Year	Five Years	Ten Years

CMA Connecticut Municipal Money Fund	1.98%	2.68%	2.58%

CMA Massachusetts Municipal Money Fund

During the ten year period shown in the bar chart, the highest return for a quarter was 0.90% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.34% (quarter ended December 31, 2001). The Fund’s year-to-date return as of June 30, 2002 was 0.44%.

Average Annual Total Returns (for the periods ended December 31, 2001)	One Year	Five Years	Ten Years

CMA Massachusetts Municipal Money Fund	2.21%	2.82%	2.64%

CMA MULTI-STATE MUNICIPAL SERIES TRUST	11

CMA Michigan Municipal Money Fund

During the ten year period shown in the bar chart, the highest return for a quarter was 0.93% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.36% (quarter ended December 31, 2001). The Fund’s year-to-date return as of June 30, 2002 was 0.48%.

Average Annual Total Returns (for the periods ended December 31, 2001)	One Year	Five Years	Ten Years

CMA Michigan Municipal Money Fund	2.24%	2.88%	2.70%

CMA New Jersey Municipal Money Fund

During the ten year period shown in the bar chart, the highest return for a quarter was 0.89% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.34% (quarter ended December 31, 2001). The Fund’s year-to-date return as of June 30, 2002 was 0.44%.

Average Annual Total Returns (for the periods ended December 31, 2001)	One Year	Five Years	Ten Years

CMA New Jersey Municipal Money Fund	2.15%	2.78%	2.63%

12	CMA MULTI-STATE MUNICIPAL SERIES TRUST

CMA New York Municipal Money Fund

During the ten year period shown in the bar chart, the highest return for a quarter was 0.92% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.36% (quarter ended December 31, 2001). The Fund’s year-to-date return as of June 30, 2002 was 0.51%.

Average Annual Total Returns (for the periods ended December 31, 2001)	One Year	Five Years	Ten Years

CMA New York Municipal Money Fund	2.23%	2.89%	2.70%

CMA North Carolina Municipal Money Fund

During the ten year period shown in the bar chart, the highest return for a quarter was 0.91% (quarter ended June 30, 2000) and the lowest return for a quarter was 0.33% (quarter ended December 31, 2001). The Fund’s year-to-date return as of June 30, 2002 was 0.41%.

Average Annual Total Returns (for the periods ended December 31, 2001)	One Year	Five Years	Ten Years

CMA North Carolina Municipal Money Fund	2.13%	2.81%	2.67%

CMA MULTI-STATE MUNICIPAL SERIES TRUST	13

CMA Ohio Municipal Money Fund

During the ten year period shown in the bar chart, the highest return for a quarter was 0.92% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.37% (quarter ended December 31, 2001). The Fund’s year-to-date return as of June 30, 2002 was 0.48%.

Average Annual Total Returns (for the periods ended December 31, 2001)	One Year	Five Years	Ten Years

CMA Ohio Municipal Money Fund	2.37%	2.94%	2.77%

CMA Pennsylvania Municipal Money Fund

During the ten year period shown in the bar chart, the highest return for a quarter was 0.91% (quarter ended June 30, 2000) and the lowest return for a quarter was 0.36% (quarter ended December 31, 2001). The Fund’s year-to-date return as of June 30, 2002 was 0.45%.

Average Annual Total Returns (for the periods ended December 31, 2001)	One Year	Five Years	Ten Years

CMA Pennsylvania Municipal Money Fund	2.24%	2.87%	2.72%

14	CMA MULTI-STATE MUNICIPAL SERIES TRUST

FEES AND EXPENSES FOR THE STATE FUNDS

UNDERSTANDING EXPENSES
State Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the State Funds may charge:

Expenses paid indirectly by the shareholder:

Annual Fund Operating
Expenses — expenses that cover the costs of operating a State Fund.

Management Fee — a fee paid to the Manager for managing a State Fund.

Distribution Fees — fees used to support a State Fund’s marketing and distribution efforts, such as compensating financial advisers, advertising and promotion.

The following tables show the different fees and expenses that you may pay if you buy and hold shares of a State Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly by the shareholder):	Arizona Fund	California Fund	Connecticut Fund	Massachusetts Fund	Michigan Fund

Maximum Account Fee(a)	$100	$100	$100	$100	$100

Annual Fund Operating Expenses (expenses that are deducted from fund assets):

Management Fee(b)	0.50%	0.41%	0.48%	0.50%	0.50%

Distribution and/or Service (12b-1) Fees(c)	0.13%	0.13%	0.13%	0.13%	0.13%

Other Expenses (including transfer agency fees)(d)	0.08%	0.03%	0.06%	0.07%	0.07%

Total Annual Fund Operating Expenses	0.71%	0.57%	0.67%	0.70%	0.70%

Shareholder Fees (fees paid directly by the shareholder):	New Jersey Fund	New York Fund	North Carolina Fund	Ohio Fund	Pennsylvania Fund

Maximum Account Fee(a)	$100	$100	$100	$100	$100

Annual Fund Operating Expenses (expenses that are deducted from fund assets):

Management Fee(b)	0.44%	0.41%	0.50%	0.50%	0.48%

Distribution (12b-1) Fees(c)	0.13%	0.13%	0.13%	0.13%	0.13%

Other Expenses (including transfer agency fees)(d)	0.05%	0.03%	0.08%	0.07%	0.07%

Total Annual Fund Operating Expenses	0.62%	0.57%	0.71%	0.70%	0.68%

(a)	Merrill Lynch charges this annual program fee to CMA program subscribers. Other programs may charge different or higher fees.
(b)
See “Management of the Funds — Fund Asset Management” on page 35 and “Management of the Funds — Management and Advisory Arrangements — Management Fee” on page 25 of the Statement of Additional Information.

(c)
Each State Fund is authorized to pay Merrill Lynch distribution fees of 0.125% each year under the distribution plan each State Fund has adopted under Rule 12b-1. See “Purchase of Shares — Distribution Plans” on page 32 of the Statement of Additional Information.

(d)
Financial Data Services, Inc., an affiliate of the Manager, provides transfer agency services to each State Fund. The State Funds each pay a fee for these services. The Manager or its affiliates also provide certain accounting services to each State Fund and each Fund reimburses the Manager or its affiliates for such services.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	15

Examples:

The following examples are intended to help you compare the cost of investing in each State Fund with the cost of investing in other money market funds.

These examples assume that you invest $10,000 in a State Fund for the time periods indicated, that your investment has a 5% return each year and that the State Fund’s operating expenses remain the same. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Arizona Fund	$73	$227	$395	$883

California Fund	58	183	318	714

Connecticut Fund	68	214	373	835

Massachusetts Fund	72	224	390	871

Michigan Fund	72	224	390	871

New Jersey Fund	63	199	346	774

New York Fund	58	183	318	714

North Carolina Fund	73	227	395	883

Ohio Fund	72	224	390	871

Pennsylvania Fund	69	218	379	847

These examples do not take into account the annual program participation fee charged by Merrill Lynch to CMA subscribers or other Merrill Lynch program subscribers. See the relevant program description brochure for details. Shareholders of a State Fund whose accounts are maintained directly with the Transfer Agent and who are not subscribers to the CMA program or other Merrill Lynch programs will not be charged a program fee but will not receive any of the additional services available to subscribers.

16	CMA MULTI-STATE MUNICIPAL SERIES TRUST

YIELD INFORMATION

The yield on a Fund’s shares normally will fluctuate on a daily basis. Therefore, yields for any given past periods are not an indication or representation of future yields. Each Fund’s yield is affected by changes in interest rates, average portfolio maturity and operating expenses. Current yield information may not provide the basis for a comparison with bank deposits or other investments, which pay a fixed yield over a stated period of time. To obtain each Fund’s current 7-day yield, call 1-800-MER-FUND.

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST	17

Details About Each Fund

ABOUT THE TAX-EXEMPT FUND PORTFOLIO MANAGER
Peter J. Hayes is the portfolio manager of the Tax-Exempt Fund. Mr. Hayes has been a First Vice President of Merrill Lynch Investment Managers since 1989, was a Vice President of Merrill Lynch Investment Managers from 1988 to 1997 and has been employed by Merrill Lynch Investment Managers since 1987.
ABOUT THE MANAGER —
The Tax-Exempt Fund is managed by Fund Asset Management

HOW EACH FUND INVESTS

TAX-EXEMPT FUND

The Tax-Exempt Fund seeks current income exempt from Federal income tax, preservation of capital and liquidity. The Fund tries to achieve its goals by investing in a diversified portfolio of short term tax-exempt securities.

These securities mature or reset to a new interest rate within 13 months. Certain short term tax-exempt securities have maturities longer than 13 months, but give the Tax-Exempt Fund the right to demand payment from a financial institution within that period. The Tax-Exempt Fund treats these securities as having a maturity of 13 months or less. The Tax-Exempt Fund’s dollar-weighted average maturity will not exceed 90 days.

The Tax-Exempt Fund only invests in short term tax-exempt securities having one of the two highest ratings from a nationally recognized rating agency or unrated securities which, in the opinion of Fund management, are of similar credit quality. Certain short term tax-exempt securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Tax-Exempt Fund.

Management of the Tax-Exempt Fund will seek to keep its assets fully invested to maximize the yield on the Fund’s portfolio. There may be times, however, when the Fund has uninvested cash, which will reduce its yield.

Fund management will vary the types of short term tax-exempt securities in the Tax-Exempt Fund’s portfolio, as well as its average maturity. Fund management decides which securities to buy based on its assessment of relative values of different securities and future interest rates. Fund management seeks to improve the Tax-Exempt Fund’s yield by taking advantage of differences in yield that regularly occur between similar kinds of securities.

The Tax-Exempt Fund does not presently intend to invest more than 25% of its assets in short term tax-exempt securities of issuers located in the same state.

The Tax-Exempt Fund may invest up to 10% of its assets in illiquid securities.

The Tax-Exempt Fund will not invest in taxable securities, except that certain tax-exempt bonds, known as “private activity bonds,” may subject certain

18	CMA TAX-EXEMPT FUND

Illiquid Securities — securities that cannot be resold within seven days under normal circumstances at prices approximating carrying value or that have legal or contractual restrictions on resale.

investors to a Federal alternative minimum tax. Distributions of tax-exempt income from the Fund may be subject to state and local income taxes. Distributions of capital gains, if any, will generally be subject to Federal and state (and local, if applicable) income taxes.

Among the short term tax-exempt securities the Tax-Exempt Fund may buy are:

Tax-Exempt Notes — short term municipal debt obligations often used to provide interim financing in anticipation of tax collection, bond sales or other revenues.

Tax-Exempt Commercial Paper — short term unsecured promissory notes used to finance general short term credit needs.

Tax-Exempt Bonds — long term debt obligations that pay interest exempt from Federal income tax. The Tax-Exempt Fund will only invest in long term debt obligations that have remaining maturities of 397 days or less or that the Fund has a contractual right to sell (put) periodically or on demand within that time.

Variable Rate Demand Obligations — floating rate securities that combine an interest in a long term tax-exempt bond with a right to demand payment periodically or on notice. The Tax-Exempt Fund may also buy a participation interest in a variable rate demand obligation owned by a commercial bank or other financial institution. When the Fund purchases a participation interest, it receives the right to demand payment on notice to the owner of the obligation. The Tax-Exempt Fund will not invest more than 20% of its total assets in participation interests in variable rate demand obligations.

Short Term Tax-Exempt Derivatives — a variety of securities that generally represent the Tax-Exempt Fund’s ownership interest in one or more tax-exempt bonds held by a trust or partnership coupled with a contractual right to sell (put) that interest to a financial institution, periodically or on demand, for a price equal to face value. Income on the underlying tax-exempt bonds is “passed through” the trust or partnership to the Tax-Exempt Fund and other institutions that have an ownership interest. Depending on the particular security, the Fund may receive pass-through income at a fixed interest rate or a floating money market interest rate.

Municipal Lease Obligations — participation certificates issued by government authorities to finance the acquisition, development or construction

CMA TAX-EXEMPT FUND	19

ABOUT THE STATE FUNDS PORTFOLIO MANAGERS

Edward J. Andrews is the portfolio manager of the CMA New York Fund. Mr. Andrews has been a Vice President of Merrill Lynch Investment Managers since 1991.
Steven Lewis is the portfolio manager of the CMA California, Connecticut and New Jersey Funds. Mr. Lewis has been a Vice President of Merrill Lynch Investment Managers since 1998 and was an Assistant Vice President of Merrill Lynch Investment Managers from 1995 to 1998.
Darrin SanFillippo is the portfolio manager of the CMA Arizona, Michigan, North Carolina and Pennsylvania Funds. Mr. San Fillippo has been a Vice President of Merrill Lynch Investment Managers since 1998 and was an Assistant Vice President of Merrill Lynch Investment Managers from 1994 to 1998.
Kevin A. Schiatta is the portfolio manager of the CMA Massachusetts and Ohio Funds. Mr. Schiatta has been a Vice President of Merrill Lynch Investment Managers since 1985.

ABOUT THE MANAGER
Each State Fund is managed by Fund Asset Management.

of equipment, land or facilities. The certificates represent participations in a lease or similar agreement backed by the municipal issuer’s promise to budget for and appropriate funds to make payments due under the lease.

When Issued and Delayed Delivery Securities — The Tax-Exempt Fund may buy or sell short term tax-exempt securities on a when issued or delayed delivery basis. In these transactions, the Fund buys or sells the securities at an established price with payment and delivery taking place in the future. The value of the security on the delivery date may be more or less than its purchase or sale price.

The Tax-Exempt Fund’s portfolio represents a significant percentage of the market in short term tax-exempt securities. A shortage of available high quality short term tax-exempt securities will affect the yield on the Fund’s portfolio. The Tax-Exempt Fund may suspend or limit sales of shares if, due to such a shortage, the sale of additional shares would not be in the best interest of the Fund’s shareholders.

STATE FUNDS

Each State Fund seeks current income exempt from Federal income tax and the designated State’s (and, where applicable, local) personal income tax (and in certain instances, value exempt from state or local personal property tax), preservation of capital and liquidity. Each State Fund tries to achieve its goals by investing in a portfolio of short term municipal securities of its designated state.

Short term municipal securities mature or reset to a new interest rate within 13 months. Certain short term municipal securities have maturities longer than 13 months, but give the State Fund the right to demand payment from a financial institution within that period. The State Funds treat these securities as having a maturity of 13 months or less. Each State Fund’s dollar-weighted average maturity will not exceed 90 days.

Each State Fund only invests in short term municipal securities having one of the two highest ratings from a nationally recognized rating agency or unrated securities which, in the opinion of Fund management, are of similar credit quality. Certain short term municipal securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a

20	CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the State Fund. Each State Fund may invest more than 25% of its assets in short term municipal securities of this kind.

Fund management intends to keep each State Fund’s assets fully invested to maximize the yield on that State Fund’s portfolio. There may be times, however, when a State Fund has uninvested cash, which will reduce its yield.

Fund management will vary the kinds of short term municipal securities in each State Fund’s portfolio as well as its average maturity. Fund management decides which securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve each State Fund’s yield by taking advantage of differences in yield that regularly occur between securities of a similar kind.

Each State Fund will generally invest at least 80% of its net assets in short term municipal securities that are exempt from income tax in its designated state. Each State Fund normally may invest up to 20% of its assets in short term money market securities that are not exempt from Federal or state taxes. For temporary defensive purposes, each State Fund may invest more than 20% of its total assets in short term municipal securities other than those that are exempt from income tax in its designated state.

No more than 10% of each State Fund’s net assets will be invested in illiquid securities.

The State Funds may invest in certain short term municipal securities classified as “private activity bonds” that may subject certain investors to a Federal alternative minimum tax.

Among the securities the State Funds may buy are:

Municipal Bonds — long term debt obligations that pay interest exempt from Federal income tax and a State Fund’s designated state (and, where applicable, local) income tax. A State Fund will only invest in municipal bonds that have remaining maturities of 397 days (13 months) or less at the date of purchase or that the State Fund has a contractual right to sell (put) periodically or on demand within that time.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	21

Variable Rate Demand Obligations — floating rate securities that combine an interest in a long term municipal bond with a right to demand payment periodically or on notice. Each State Fund may also buy a participation interest in a variable rate demand obligation owned by a commercial bank or other financial institution. When the State Fund purchases a participation interest, it receives the right to demand payment on notice to the owner of the obligation. No State Fund will invest more than 20% of its total assets in participation interests in variable rate demand obligations.

Short Term Municipal Derivatives — a variety of securities that generally represent a State Fund’s ownership interest in one or more municipal bonds held by a trust or partnership coupled with a conditional right to sell (put) that interest on demand or periodically to a financial institution for a price equal to face value. Income on the underlying municipal bonds is “passed through” the trust or partnership to a State Fund and other institutions having an ownership interest. Depending on the particular security, a State Fund may receive pass-through income at a fixed interest rate or a floating municipal money market interest rate.

Municipal Lease Obligations — participation certificates issued by government authorities to finance the acquisition, development or construction of equipment, land or facilities. The certificates represent participations in a lease or similar agreement backed by the municipal issuer’s promise to budget for and appropriate funds to make payments due under the lease.

Money Market Securities — short term debt instruments such as U.S. Treasury bills.

Repurchase Agreements; Purchase and Sale Contracts — Each State Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates the State Fund from changes in the market value of the security during the period. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the State Fund may lose money. Each State Fund may invest in repurchase agreements involving the money market securities described above or U.S. Government and agency securities with longer maturities.

22	CMA MULTI-STATE MUNICIPAL SERIES TRUST

When Issued, Delayed Delivery and Forward Commitments — A State Fund may buy or sell money market securities on a when issued, delayed delivery or forward commitment basis. In these transactions, the State Fund buys or sells the securities at an established price with payment and delivery taking place in the future. The value of the security on the delivery date may be more or less than its purchase or sale price.

Each State Fund’s portfolio represents a significant percentage of the market in short term municipal securities in its designated state. A shortage of available high quality short term municipal securities will affect the yield on a State Fund’s portfolio. Each State Fund may suspend or limit sales of shares if, due to such a shortage, the sale of additional shares will not be in the best interest of the State Fund’s shareholders.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Funds. As with any fund, there can be no guarantee that a Fund will meet its goals or that a Fund’s performance will be positive for any period of time.

Credit Risk — Credit risk is the risk that the issuer of a security owned by a Fund will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. While each Fund invests only in money market securities of highly rated issuers, those issuers may still default on their obligations.

Selection Risk — Selection risk is the risk that the securities that Fund management selects will underperform other funds with similar investment objectives and investment strategies.

Interest Rate Risk — Interest rate risk is the risk that prices of securities owned by the Fund generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

Share Reduction Risk — In order to maintain a constant net asset value of $1.00 per share, each Fund may reduce the number of shares held by its shareholders.

CMA TAX EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST	23

Borrowing Risk — Each Fund may borrow only for temporary emergency purposes and to meet redemptions. Borrowing may exaggerate changes in the net asset value of a Fund’s shares and in the yield on a Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The cost of borrowing money may reduce a Fund’s return.

Risks associated with certain types of securities in which one or more of the Funds may invest include:

When Issued Securities, Delayed Delivery Securities And Forward Commitments — When issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case a Fund loses both the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price. When issued and delayed delivery securities also involve the risk that the yields available in the market when delivery takes place may be higher than those fixed in the transaction at the time of the commitment. If this happens, the value of the when issued or delayed delivery security will generally decline.

Illiquid Securities — If a Fund buys illiquid securities, it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Variable Rate Demand Obligations and Municipal Derivatives — When a Fund invests in variable rate demand obligations or short term municipal derivatives, it assumes credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Funds invest only in short term municipal securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations.

Short Term Municipal Derivatives — Short term municipal derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term municipal securities. These issues might be resolved in a manner adverse to the Fund. For example, the Internal Revenue Service has never ruled on the subject of whether such pass-through income is tax-exempt. Each Fund receives an opinion of counsel that pass-through income is tax-exempt, but that does not mean that the IRS will never rule that pass-through income is taxable.

Municipal Lease Obligations — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but it is not obligated

24	CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

ADDITIONAL RISKS APPLICABLE TO THE STATE FUNDS

to do so. Although the issuer does not pledge its unlimited taxing power for the payment of the lease obligation, the leased obligation is secured by the leased property. It may be difficult, however, to sell the property and the proceeds of a sale might not cover the Fund’s loss.

Concentration Risk — Each State Fund may invest more than 25% of its assets in municipal securities secured by bank letters of credit. Banks are subject to extensive government regulation, depend on the availability and cost of funds to support their lending operations, and are more exposed than other businesses to adverse economic conditions. These factors may affect a bank’s ability to meet its obligations under a letter of credit.

Repurchase Agreement Risk — If the other party to a repurchase agreement defaults on its obligation under the agreement, the State Fund may suffer delays and incur costs or even lose money in exercising its rights under the agreement.

State Specific Risk — Each State Fund will invest primarily in municipal securities issued by or on behalf of its designated state. As a result each State Fund is more exposed to risks affecting issuers of its designated state’s municipal securities than is a municipal securities fund that invests more widely. Set forth below are certain risk factors specific to each state. Management does not believe that the current economic conditions of any state will adversely affect that state’s ability to invest in high quality state municipal securities.

Arizona — During the 1990’s, Arizona’s efforts to diversify its economy enabled it to realize and sustain increasing growth rates. After the Arizona Supreme Court ruled in 1994 that the State’s system for financing its public school system was unconstitutional, Arizona adopted a new method of financing its public schools. This new method of school financing includes the use of revenues from a voter approved sales tax increase. Like other areas of the country, Arizona is currently feeling the effects of the general economic slowdown, and according to preliminary numbers, Arizona revenue collections resulting from this tax increase are significantly less than predicted. The State of Arizona is not authorized to issue general obligation bonds.

California — During the late 1990’s, California’s economy began to recover from a deep recession it suffered at the

CMA MULTI-STATE MUNICIPAL SERIES TRUST	25

beginning of the decade. California’s financial condition improved markedly during the fiscal years starting in 1995-1996, with a combination of better than expected revenues, a slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. California’s cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years. In the first quarter of 2001, a slowdown of economic growth began in California. Since January 2002, the revenue situation has deteriorated further. California’s general obligation bonds are currently rated A1, A+ and AA by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) and Fitch, Inc. (“Fitch”), respectively.

Connecticut — Connecticut’s economy is influenced by numerous factors, including a decline in the importance of manufacturing and a rise in employment in service-related industries. Personal incomes have remained among the highest in the nation, but significant poverty exists in some of Connecticut’s largest cities. Following ten consecutive years of General Fund surpluses, a substantial deficit for the 2001-2002 fiscal year is projected. Moody’s, S&P and Fitch currently rate the State of Connecticut’s general obligation bonds Aa2, AA and AA, respectively.

Massachusetts — Although Massachusetts’ financial condition remains strong, Massachusetts recently has experienced a softening economy that has lagged behind the overall U.S. economy. The unemployment rate in Massachusetts has been rising, and growth rates have been below those of recent years. Massachusetts has been hurt by its dependence on the demand for technology and information products. This softening economy has been reflected in dwindling tax receipts received by the Massachusetts state government. Moody’s, S&P and Fitch currently rate the Commonwealth of Massachusetts general obligation bonds Aa2, AA- and AA-, respectively.

Michigan — Michigan’s economy is closely tied to the economic cycles of the automobile industry. Current increased automobile production and an increasingly diversified economy have led to an unemployment rate that, for the last five years, has been below the national average. Michigan has

26	CMA MULTI-STATE MUNICIPAL SERIES TRUST

reported balanced budgets and year-end General Fund surpluses for six of the last seven years. Moody’s, S&P and Fitch currently rate the State of Michigan’s general obligation bonds Aaa, AAA and AA+, respectively.

New Jersey — Economic forecasts as of June 2002 for the national and New Jersey economies project a weaker economic performance in 2002 than was anticipated at the beginning of the fiscal year. New Jersey and the nation may experience further near-term slow growth and the expected recovery may stall into late 2002 if consumers, investors, and businesses remain more cautious than currently assumed. The fundamentals of New Jersey’s economic health, however, remain stable, and the long run prospects for economic growth in New Jersey in 2003 and beyond are favorable. Moody’s downgraded the State of New Jersey’s general obligation bonds from Aa1 to Aa2 on March 2, 2002. On April 25, 2002 and June 4, 2002, respectively, Fitch and S&P both downgraded the State’s general obligation bonds from AA+ to AA.

New York — New York State, New York City and other New York public bodies have sometimes encountered financial difficulties of a type that could have an adverse effect on the performance of the Fund. It is expected that the destruction of the World Trade Center will have a substantial impact on a number of sectors of the New York economy, including finance, insurance, real estate and tourism. Reduced economic activity is expected to lower corporate profits and increase job losses. In the long term, the most significant risk is the possible loss of financial sector firms and related businesses to other states. These developments would result in, among other things, reduced personal income tax and other business tax revenues for New York City and New York State. Moody’s, S&P and Fitch rate New York State general obligation bonds A2, AA and AA, respectively, and New York City general obligation bonds A2, A and A+, respectively.

North Carolina — North Carolina derives a significant portion of its revenue from taxes, including personal and corporate income taxes, sales and use taxes, franchise and insurance

CMA MULTI-STATE MUNICIPAL SERIES TRUST	27

taxes, and alcoholic beverage taxes. North Carolina has experienced a positive General Fund balance for each of the last six fiscal years, and until 2001, the unemployment rate had consistently been below the national average. Due to the general economic downturn and national recession, however, North Carolina experienced an increase in its unemployment rate to just above the national average. Additionally, there was an $850 million budget shortfall in fiscal year 2000-2001, and a budget shortfall as high as $1.6 billion is projected for the end of fiscal year 2001-2002. North Carolina has tapped reserves and raised some taxes in order to maintain a balanced budget as required by its State Constitution. Moody’s, S&P and Fitch currently rate the State of North Carolina’s general obligation bonds Aaa, AAA and AAA, respectively, which are in each agency’s highest rating category.

Ohio — Economic activity in Ohio, as in many other industrial states, tends to be more cyclical than in other states and in the nation as a whole. Moody’s, S&P and Fitch currently rate the State of Ohio’s general obligation bonds Aa1, AA+ and AA+, respectively, although Moody’s (in December 2001) and S&P (in May 2002) have issued negative outlooks for Ohio bonds.

Pennsylvania — From time to time, Pennsylvania and its political subdivisions have had financial difficulties that have adversely affected their credit standings. In recent years the state’s general fund has run positive cash balances. During the fiscal year ended June 30, 2002, however, general fund revenues were approximately 5.9% below estimate. Moody’s, S&P and Fitch currently rate the State of Pennsylvania’s general obligation bonds Aa2, AA and AA, respectively.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Funds, including how each Fund invests, please see the Statement of Additional Information.

28	CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

HOW TO BUY, SELL AND TRANSFER SHARES

The chart on the following pages summarizes how to buy, sell and transfer shares of each Fund through Merrill Lynch. You may also buy and sell shares through the Transfer Agent. To learn more about buying, selling and transferring shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Advisor may help you with this decision.

Because of the high costs of maintaining smaller shareholder accounts, each Fund may redeem the shares in your account if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before such Fund takes any action. This involuntary redemption does not apply to Uniform Gifts or Transfers to Minors Acts accounts.

Your Account

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST	29

If You Want To	Your Choices	Information Important for You to Know

Buy Shares	Determine the amount of your investment
If you are a program subscriber, there is no minimum initial investment for Fund shares. The minimum assets for the CMA program is $20,000 in cash and/or securities. Other programs may have different minimum asset requirements.

If you are not a CMA or other Merrill Lynch program subscriber, the minimum initial investment for a Fund is $5,000.

Have cash balances from your CMA account automatically invested in shares of the Fund designated as your primary money account
If you are a CMA program subscriber and you choose to have your cash balances automatically invested in a Fund, they will be invested as follows:

• Except as described below, cash balances of less than $1,000 in a CMA account are automatically invested in shares of a Fund at the next determined net asset value not later than the first business day of each week on which both the New York Stock Exchange and New York banks are open, which will usually be a Monday.

• Cash balances from (i) a sale of securities that does not settle on the day the sale is made, (ii) a sale of securities that settles on a same day basis, (iii) a repayment of principal on debt securities held in the CMA account, or (iv) a sale of shares of Merrill Lynch Ready Assets Trust or Merrill Lynch U.S.A. Government Reserves will be invested in shares of a Fund at the next determined net asset value on the business day following the day on which proceeds of the transaction are received by the CMA account, subject to certain timing considerations described below.

• A cash deposit of $1,000 or more to the CMA account, other than a manual investment placed through your Merrill Lynch Financial Advisor, or a cash balance of $1,000 or more from a payment of dividends or interest on securities held in your CMA account will be invested in shares of a Fund at the next determined net asset value on the next business day if the deposit is made or the payment is received prior to the cashiering deadline in the brokerage office in which the deposit is made. Check with your Merrill Lynch Financial Advisor regarding the cashiering deadline in his or her branch. If the deposit is made or payment is received after the applicable cashiering deadline, the cash balance will be invested in shares of the Fund at the net asset value next determined on the second business day following the date of the deposit or payment.

30	CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

If You Want To	Your Choices	Information Important for You to Know

Buy Shares (continued)	Have your Merrill Lynch Financial Advisor submit your purchase order
If you are a CMA or other Merrill Lynch program subscriber, you may make manual investments of $1,000 or more at any time in shares of a Fund not designated as your primary money account. However, you may not hold shares of more than one State Fund at the same time.

Generally, manual purchases placed through Merrill Lynch will be effective on the day following the day the order is placed. Manual purchases of $500,000 or more can be made effective on the same day the order is placed provided certain requirements are met.

Each Fund may reject any order to buy shares and may suspend the sale of shares at any time. Merrill Lynch reserves the right to terminate a subscriber’s participation in the CMA program or any other Merrill Lynch program at any time for any reason.

When purchasing shares as a program subscriber, you will be subject to the applicable annual program participation fee. To receive all the services available as a program subscriber, you must complete the account opening process, including completing or supplying requested documentation. Participants in certain Merrill Lynch cash management programs may be subject to different annual participation fees than CMA program participants.

Or contact the Transfer Agent
If you maintain an account directly with the Transfer Agent and are not a program subscriber, you may call the Transfer Agent at 1-800-MER-FUND and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.

Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases (other than automatic purchases) is $1,000 for all accounts.

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested daily in the form of additional shares at net asset value.

Transfer Shares to Another Securities Dealer	Transfer to a participating securities dealer
You may transfer your Fund shares only to another securities dealer that has entered into an agreement with Merrill Lynch. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

Transfer to a non-participating securities dealer
If you no longer maintain a Merrill Lynch program account, you must either transfer your shares to an account with the Transfer Agent or they will be automatically redeemed. Shareholders maintaining accounts directly with the Transfer Agent are not entitled to the services available to program subscribers.

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST	31

If You Want To	Your Choices	Information Important for You to Know

Sell Your Shares	Automatic Redemption
Each Fund has instituted an automatic redemption procedure for program subscribers who previously elected to have cash balances in their accounts automatically invested in shares of a designated Fund. For these subscribers, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the designated Fund to satisfy debit balances in the account (i) created by activity therein or (ii) created by Visa® card purchases, cash advances or checks written against the Visa® account. Each account of a subscriber will be scanned automatically for debits each business day prior to 12 noon, Eastern time. After application of any cash balances in the account to these debits, shares of the Fund designated as the primary money account and to the extent necessary, other CMA Funds or money accounts, will be redeemed at net asset value at the 12 noon, Eastern time, pricing to satisfy any remaining debits.

Have your Merrill Lynch Financial Advisor submit your sales order
If you are a program subscriber, you may redeem your shares directly by submitting a written notice of redemption to Merrill Lynch, which will submit the request to the Transfer Agent. Cash proceeds from the redemption generally will be mailed to you at your address of record, or upon request, mailed or wired (if $10,000 or more) to your bank account. Redemption requests should not be sent to the Fund or the Transfer Agent. If inadvertently sent to the Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch. All shareholders on the account must sign the letter and signatures must be guaranteed (e.g., by a bank or a broker).

Redemptions of Fund shares will be confirmed to program subscribers (rounded to the nearest share) in their monthly transaction statements.

Sell through the Transfer Agent
You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this Prospectus. All shareholders on the account must sign the letter. A signature guarantee generally will be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. Redemption requests should not be sent to the Fund or Merrill Lynch. The Transfer Agent will mail redemption proceeds to you at your address of record. If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

Check with the Transfer Agent or your Merrill Lynch Financial Advisor for details.

32	CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Dividends — Exempt-income, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value (normally $1.00 per share) without a sales charge. The “amortized cost” method is used in calculating net asset value, meaning that the calculation is based on a valuation of the assets held by each Fund at cost, with an adjustment for any discount or premium on a security at the time of purchase. The net asset value is the offering price. Shares are also redeemed at their net asset value. Each Fund calculates its net asset value at 12 noon Eastern time on each business day that either the New York Stock Exchange or New York banks are open immediately after the daily declaration of dividends. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order becomes effective. Share purchase orders are effective on the date Federal funds become available to the Fund.

DIVIDENDS AND TAXES

The following discussion applies to the Tax-Exempt Fund and each State Fund, unless otherwise indicated. Dividends are declared and reinvested daily in the form of additional shares at net asset value. You will begin accruing dividends on the day following the date your purchase becomes effective. Shareholders will receive statements monthly as to such reinvestments. Shareholders redeeming their holdings will receive all dividends declared and reinvested through the date of redemption. Each Fund intends to make distributions most of which will be exempt from Federal income tax and, for the State Funds, the designated state’s personal income tax and, in certain instances local personal income tax. Where applicable, each State Fund also intends that the value of its shares will be exempt from state intangible personal property tax and/or local personal property tax in the designated state, although it cannot guarantee that this will always be the case.

To the extent that the dividends distributed by a Fund are from tax-exempt bond interest income, they are exempt from Federal income tax, and to the extent derived from interest on municipal bonds of a designed state, they are exempt from personal income tax of the designated state (and in certain circumstances, local income tax). To the extent applicable, the value of a State Fund’s shares should be exempt from state and/or local intangible personal property taxes in the designated state. If you hold shares in the Tax-Exempt Fund or a State Fund investing in a designated state other than your state of

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST	33

residence, dividends received generally will be subject to state and, where applicable, local personal income tax.

Distributions derived from taxable interest income or capital gains on portfolio securities, if any, will be subject to Federal income taxes and will generally be subject to state and local income taxes. Certain investors may be subject to a Federal alternative minimum tax on dividends attributable to a Fund’s investments in private activity bonds.

If you redeem shares of a Fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Capital gain dividends are generally taxed at different rates than ordinary income dividends for Federal income tax purposes.

Generally, within 60 days after the end of a Fund’s taxable year, you will be informed of the amount of exempt interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable, for Federal income tax purposes, as long term capital gains to you regardless of how long you have held your shares. The tax treatment of distributions from a Fund is the same whether you choose to receive distributions in cash or to have them reinvested in shares of the Fund.

If the value of assets held by a Fund declines, Fund Trustees may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of your eliminated shares would be added to the basis of your remaining Fund shares, and you could recognize a capital loss if you disposed of your shares at that time.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number to the Fund in which you invest or the number is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It also refers to certain state tax consequences of investing in a State Fund and the Tax-Exempt Fund. This discussion is not a substitute for personal tax advice. You should consult your personal tax adviser about the potential tax consequences of an investment in any of the Funds under all applicable tax laws.

34	CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

Management of the Funds

FUND ASSET MANAGEMENT

Fund Asset Management, the Manager of the Tax-Exempt Fund and each State Fund, manages each Fund’s investments and its business operations under the overall supervision of the Board of Trustees of the Tax-Exempt Fund or CMA Multi-State Municipal Series Trust, as applicable. The Manager has the responsibility for making all investment decisions for each Fund. Each Fund pays the Manager a fee at the annual rate of 0.500% of the Fund’s average daily net assets not exceeding $500 million; 0.425% of the average daily net assets exceeding $500 million but not exceeding $1 billion; and 0.375% of the average daily net assets exceeding $1 billion.

Fund Asset Management was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Fund Asset Management and its affiliates had approximately $498 billion in investment company and other portfolio assets under management as of June 2002.

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST	35

FINANCIAL HIGHLIGHTS FOR THE TAX-EXEMPT FUND

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the respective Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with each Fund’s financial statements, is included in each Fund’s Annual Report, which is available upon request.

	CMA Tax-Exempt Fund
Increase (Decrease) in Net Asset Value:	For the Year Ended March 31,
	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.02	.03	.03	.03	.03

Realized gain (loss) on investments — net	— †	— †	— †	— †	— †

Total from investment operations	.02	.03	.03	.03	.03

Less dividends from investment income — net	(.02)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	1.76%	3.51%	2.91%	2.87%	3.16%

Ratios to Average Net Assets:

Expenses	.55%	.54%	.54%	.55%	.55%

Investment income — net	1.78%	3.46%	2.87%	2.83%	3.11%

Supplemental Data:

Net assets, end of year (in thousands)	$10,545,626	$10,379,038	$10,188,792	$9,730,131	$9,356,705

†	Amount is less than $.01 per share.

36	CMA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS FOR THE STATE FUNDS

	Arizona Fund
Increase (Decrease) in Net Asset Value:	For the Year Ended March 31,
	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.02	.03	.03	.03	.03

Realized gain (loss) on investments — net	—	— †	— †	— †	— †

Total from investment operations	.02	.03	.03	.03	.03

Less dividends from investment income — net	(.02)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	1.68%	3.37%	2.80%	2.73%	3.05%

Ratios to Average Net Assets:

Expenses	.71%	.74%	.71%	.73%	.74%

Investment income — net	1.71%	3.31%	2.76%	2.69%	2.99%

Supplemental Data:

Net assets, end of year (in thousands)	$227,708	$248,880	$227,210	$214,018	$213,277

†	Amount is less than $.01 per share.

	California Fund
Increase (Decrease) in Net Asset Value:	For the Year Ended March 31,
	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.02	.03	.03	.03	.03

Realized gain (loss) on investments — net	— †	— †	— †	— †	— †

Total from investment operations	.02	.03	.03	.03	.03

Less dividends from investment income — net	(.02)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	1.61%	3.02%	2.59%	2.68%	3.06%

Ratios to Average Net Assets:

Expenses	.57%	.58%	.58%	.58%	.59%

Investment income — net	1.58%	2.98%	2.56%	2.63%	3.00%

Supplemental Data:

Net assets, end of year (in thousands)	$2,714,886	$2,429,174	$2,312,154	$2,270,864	$2,005,663

†	Amount is less than $.01 per share.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	37

FINANCIAL HIGHLIGHTS FOR THE STATE FUNDS (continued)

	Connecticut Fund
Increase (Decrease) in Net Asset Value:	For the Year Ended March 31,
	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.02	.03	.03	.03	.03

Realized gain (loss) on investments — net	— †	— †	— †	— †	— †

Total from investment operations	.02	.03	.03	.03	.03

Less dividends from investment income — net	(.02)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	1.49%	3.21%	2.66%	2.62%	2.93%

Ratios to Average Net Assets:

Expenses	.67%	.67%	.67%	.70%	.69%

Investment income — net	1.50%	3.16%	2.63%	2.58%	2.88%

Supplemental Data:

Net assets, end of year (in thousands)	$631,776	$644,360	$623,491	$481,633	$453,295

†	Amount is less than $.01 per share.

	Massachusetts Fund
Increase (Decrease) in Net Asset Value:	For the Year Ended March 31,
	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.02	.03	.03	.03	.03

Realized gain (loss) on investments — net	— †	— †	— †	—	— †

Total from investment operations	.02	.03	.03	.03	.03

Less dividends and distributions:

Investment income — net	(.02)	(.03)	(.03)	(.03)	(.03)

Realized gain on investments — net	—	—	— †	—	—

Total dividends and distributions	(.02)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	1.70%	3.34%	2.80%	2.77%	3.03%

Ratios to Average Net Assets:

Expenses	.70%	.70%	.70%	.72%	.72%

Investment income — net	1.74%	3.28%	2.76%	2.72%	2.98%

Supplemental Data:

Net assets, end of year (in thousands)	$451,288	$525,563	$409,700	$331,437	$268,929

†	Amount is less than $.01 per share.

38	CMA MULTI-STATE MUNICIPAL SERIES TRUST

FINANCIAL HIGHLIGHTS FOR THE STATE FUNDS (continued)

	Michigan Fund

Increase (Decrease) in Net Asset Value:	For the Year Ended March 31,
	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.02	.03	.03	.03	.03

Realized gain (loss) on investments — net	—	— †	— †	— †	— †

Total from investment operations	.02	.03	.03	.03	.03

Less dividends from investment income — net	(.02)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	1.74%	3.47%	2.86%	2.78%	3.07%

Ratios to Average Net Assets:

Expenses	.70%	.70%	.70%	.71%	.71%

Investment income — net	1.77%	3.40%	2.81%	2.72%	3.02%

Supplemental Data:

Net assets, end of year (in thousands)	$360,558	$391,944	$360,334	$393,612	$306,046

†	Amount is less than $.01 per share.

	New Jersey Fund
Increase (Decrease) in Net Asset Value:	For the Year Ended March 31,
	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.02	.03	.03	.03	.03

Realized gain on investments — net	— †	— †	— †	— †	— †

Total from investment operations	.02	.03	.03	.03	.03

Less dividends from investment income — net	(.02)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	1.66%	3.35%	2.74%	2.71%	2.97%

Ratios to Average Net Assets:

Expenses	.62%	.62%	.64%	.66%	.66%

Investment income — net	1.68%	3.27%	2.71%	2.65%	2.92%

Supplemental Data:

Net assets, end of year (in thousands)	$1,266,932	$1,309,394	$1,085,988	$1,017,235	$799,997

†	Amount is less than $.01 per share.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	39

	New York Fund
Increase (Decrease) in Net Asset Value:	For the Year Ended March 31,
	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.02	.03	.03	.03	.03

Realized gain (loss) on investments — net	— †	— †	— †	— †	— †

Total from investment operations	.02	.03	.03	.03	.03

Less dividends from investment income — net	(.02)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	1.74%	3.49%	2.86%	2.79%	3.09%

Ratios to Average Net Assets:

Expenses	.57%	.58%	.58%	.61%	.61%

Investment income — net	1.72%	3.42%	2.83%	2.74%	3.04%

Supplemental Data:

Net assets, end of year (in thousands)	$2,663,032	$2,523,324	$2,177,183	$1,826,720	$1,556,021

† Amount is less than $.01 per share.

	North Carolina Fund
Increase (Decrease) in Net Asset Value:	For the Year Ended March 31,
	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.02	.03	.03	.03	.03

Realized gain (loss) on investments — net	—	—	— †	— †	— †

Total from investment operations	.02	.03	.03	.03	.03

Less dividends from investment income — net	(.02)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	1.63%	3.42%	2.76%	2.73%	3.02%

Ratios to Average Net Assets:

Expenses	.71%	.71%	.71%	.71%	.71%

Investment income — net	1.62%	3.36%	2.72%	2.69%	2.97%

Supplemental Data:

Net assets, end of year (in thousands)	$366,196	$330,559	$291,536	$304,066	$307,069

†	Amount is less than $.01 per share.

40	CMA MULTI-STATE MUNICIPAL SERIES TRUST

FINANCIAL HIGHLIGHTS FOR THE STATE FUNDS (concluded)

	Ohio Fund
Increase (Decrease) in Net Asset Value:	For the Year Ended March 31,
	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.02	.03	.03	.03	.03

Realized gain on investments — net	— †	—	— †	—	—

Total from investment operations	.02	.03	.03	.03	.03

Less dividends from investment income — net	(.02)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	1.81%	3.49%	2.89%	2.85%	3.15%

Ratios to Average Net Assets:

Expenses	.70%	.70%	.69%	.71%	.70%

Investment income — net	1.83%	3.43%	2.85%	2.80%	3.09%

Supplemental Data:

Net assets, end of year (in thousands)	$454,196	$461,941	$432,473	$402,370	$394,715

† Amount is less than $.01 per share.

	Pennsylvania Fund
Increase (Decrease) in Net Asset Value:	For the Year Ended March 31,
	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.02	.03	.03	.03	.03

Realized loss on investments — net	— †	— †	— †	— †	— †

Total from investment operations	.02	.03	.03	.03	.03

Less dividends from investment income — net	(.02)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	1.71%	3.47%	2.81%	2.77%	3.08%

Ratios to Average Net Assets:

Expenses	.68%	.68%	.69%	.70%	.70%

Investment income — net	1.72%	3.42%	2.78%	2.71%	3.03%

Supplemental Data:

Net assets, end of year (in thousands)	$628,356	$601,403	$539,177	$528,840	$443,012

†	Amount is less than $.01 per share.

CMA MULTI-STATE MUNICIPAL SERIES TRUST	41

CMA TAX-EXEMPT FUND AND CMA MULTI-STATE MUNICIPAL SERIES TRUST

For More Information
Shareholder Reports

Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports. You may obtain these reports at no cost by calling 1-800-MER-FUND.

Each Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Advisor or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Advisor or call the Transfer Agent at 1-800-MER-FUND.
Statement of Additional Information

The Funds’ Statement of Additional Information contains further information about each Fund and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing to the CMA Tax-Exempt Fund or the CMA Multi-State Municipal Series Trust at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Advisor or contact the CMA Tax-Exempt Fund or CMA Multi-State Municipal Series Trust at the telephone number or address indicated above, if you have any questions.

Information about each Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information contained in this Prospectus.

Investment Company Act file #811-3111 and #811-5011
Code #16817-0702
©Fund Asset Management, L.P.

Prospectus

July 30, 2002

CMA® Tax-Exempt Fund
CMA® Multi-State Municipal Series Trust
CMA® Arizona Municipal Money Fund
CMA® California Municipal Money Fund
CMA® Connecticut Municipal Money Fund
CMA® Massachusetts Municipal Money Fund
CMA® Michigan Municipal Money Fund
CMA® New Jersey Municipal Money Fund
CMA® New York Municipal Money Fund
CMA® North Carolina Municipal Money Fund
CMA® Ohio Municipal Money Fund
CMA® Pennsylvania Municipal Money Fund

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

www.mlim.ml.com

STATEMENT OF ADDITIONAL INFORMATION

CMA® Tax-Exempt Fund

CMA® Multi-State Municipal Series Trust

CMA® ARIZONA MUNICIPAL MONEY FUND	CMA® NEW JERSEY MUNICIPAL MONEY FUND
CMA® CALIFORNIA MUNICIPAL MONEY FUND	CMA® NEW YORK MUNICIPAL MONEY FUND
CMA® CONNECTICUT MUNICIPAL MONEY FUND	CMA® NORTH CAROLINA MUNICIPAL MONEY FUND
CMA® MASSACHUSETTS MUNICIPAL MONEY FUND	CMA® OHIO MUNICIPAL MONEY FUND
CMA® MICHIGAN MUNICIPAL MONEY FUND	CMA® PENNSYLVANIA MUNICIPAL MONEY FUND

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (609) 282-2800

CMA Tax-Exempt Fund (the “Tax-Exempt Fund”) is a diversified no-load money market fund seeking current income exempt from Federal income tax, preservation of capital and liquidity available from investing in short term tax-exempt money market securities. CMA Multi-State Municipal Series Trust (the “Trust”) consists of CMA Arizona Municipal Money Fund (the “Arizona Fund”), CMA California Municipal Money Fund (the “California Fund”), CMA Connecticut Municipal Money Fund (the “Connecticut Fund”), CMA Massachusetts Municipal Money Fund (the “Massachusetts Fund”), CMA Michigan Municipal Money Fund (the “Michigan Fund”), CMA New Jersey Municipal Money Fund (the “New Jersey Fund”), CMA New York Municipal Money Fund (the “New York Fund”), CMA North Carolina Municipal Money Fund (the “North Carolina Fund”), CMA Ohio Municipal Money Fund (the “Ohio Fund”) and CMA Pennsylvania Municipal Money Fund (the “Pennsylvania Fund”) (each a “State Fund” and together, the “State Funds”) (the State Funds and Tax-Exempt Fund are collectively referred to herein as the “Funds”). Each State Fund is a non-diversified, no-load money market fund seeking current income exempt from Federal income tax, the designated state’s personal income tax and, in certain instances, local personal income tax, and, where applicable, value exempt from local personal property tax and/or state intangible personal property tax as well as preservation of capital and liquidity available from investing in a portfolio of short-term, high quality tax-exempt money market obligations. There can be no assurance that a Fund’s investment objective will be achieved. The Funds may invest in certain tax-exempt securities classified as “private activity bonds” that may subject certain investors in such Funds to a Federal alternative minimum tax. The State Funds also may invest in derivative or synthetic municipal instruments.

The Funds’ shares are offered to participants in the Cash Management Account® (“CMA” or “CMA account”) financial service program of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch” or the “Distributor”) and to participants in other Merrill Lynch cash management programs, to provide a medium for the investment of free cash balances held in CMA accounts. A CMA account is a conventional Merrill Lynch cash securities or margin securities account (“Securities Account”) that is linked to certain money market funds including the Funds (collectively the “CMA Funds”), to money market deposit accounts maintained with depository institutions and to a Visa® card/check account (“Visa Account”). The CMA Funds, bank accounts at Merrill Lynch’s affiliated, FDIC-insured depository institutions (the ‘‘Merrill Lynch Banks”), and the Insured SavingsSM Account (the “Insured Savings Account”) are collectively referred to as “Money Accounts.”
(continued on next page)

Fund Asset Management — Manager

The date of this Statement of Additional Information is July 30, 2002.

Merrill Lynch charges a program participation fee for CMA programs as described in the CMA program description brochure. Other Merrill Lynch cash management programs may charge different or higher participation fees, as described in the relevant program description documents. Additional program fees may be charged for additional services offered through the CMA program or other Merrill Lynch programs. The shares of the Funds may be purchased without the imposition of the annual program participation fee by individual investors maintaining accounts directly with the Transfer Agent who do not subscribe to the CMA program or another Merrill Lynch program. The minimum initial purchase for non-program subscribers is $5,000 and subsequent purchases must be $1,000 or more. Such investors will not receive any of the additional services available to program subscribers, such as a Visa® card/check account or the automatic investment of free cash balances.

Program participants should read this Statement of Additional Information in conjunction with the relevant program description brochure that is furnished in connection with that investor’s program. Reference is made to such description for information with respect to the relevant program, including the fees related thereto. Information concerning the other CMA Funds is contained in the prospectus relating to each such CMA Fund and information concerning the Insured Savings Account is contained in the Insured Savings Account Fact Sheet. All CMA subscribers are furnished with the prospectuses of CMA Money Fund, CMA Government Securities Fund and CMA Treasury Fund and the Insured Savings Account Fact Sheet. For more information about Merrill Lynch programs, call toll-free from anywhere in the U.S. 1-800-CMA-INFO (1-800-262-4636).

Unless otherwise indicated, the information set forth in this Statement of Additional Information is applicable to each Fund. Management of the Trust and of the Tax-Exempt Fund has considered the possibility that the use of a combined prospectus may subject a CMA Fund or CMA Funds to liability for an alleged misstatement relating to another CMA Fund or CMA Funds. Management believes this possibility is remote.

This Statement of Additional Information of the Funds is not a prospectus and should be read in conjunction with the Prospectus of the Funds, dated July 30, 2002 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling  (800) MER-FUND or by writing to the Trust or the Tax-Exempt Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. Each Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2002 Annual Report. You may request a copy of each Annual Report at no charge by calling (800) 637-3863 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES

Tax-Exempt Fund

Investment Objectives.    The Tax-Exempt Fund is a no-load tax-exempt money market fund. The investment objectives of the Tax-Exempt Fund are to seek current income exempt from Federal income tax, preservation of capital and liquidity available from investing in a diversified portfolio of short term high quality tax-exempt money market securities. The Tax-Exempt Fund seeks to achieve its objectives by investing in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or derivative or synthetic municipal instruments, the interest on which, according to bond counsel to the issuer, is exempt from Federal income tax (such obligations are herein referred to as “Tax-Exempt Securities”). The Tax-Exempt Fund may invest in certain otherwise tax-exempt securities which are classified as “private activity bonds” which may subject certain investors to a Federal alternative minimum tax. See “Dividends and Taxes — Taxes.” The investment objectives of the Tax-Exempt Fund described in this paragraph are a fundamental policy of the Tax-Exempt Fund and may not be changed without a vote of the majority of the outstanding shares of the Tax-Exempt Fund. There can be no assurance that the investment objectives of the Tax-Exempt Fund will be realized.

The Tax-Exempt Fund can be expected to offer a lower yield than longer term municipal bond funds since Tax-Exempt Securities with longer maturities tend to produce higher yields. Interest rates in the short term Tax-Exempt Securities market also may fluctuate more widely from time to time than interest rates in the long-term municipal bond market. However, because of the shorter maturities, the market value of the Tax-Exempt Securities held by the Tax-Exempt Fund can be expected to fluctuate less in value as a result of changes in interest rates.

Investment in Tax-Exempt Fund shares offers several potential benefits. The Tax-Exempt Fund seeks to provide as high a tax-exempt yield potential, consistent with its objectives, as is available from investments in short term Tax-Exempt Securities utilizing professional management and block purchases of securities. It provides high liquidity because of its redemption features and seeks the reduced risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in short term securities, such as coordinating maturities and reinvestments, safekeeping and making numerous buy-sell decisions. These benefits are at least partially offset by certain expenses borne by investors, including management fees, distribution fees, administrative costs and operational costs.

The Tax-Exempt Securities in which the Tax-Exempt Fund invests include municipal notes, municipal commercial paper and municipal bonds with a remaining maturity of not more than 397 days (13 months). The Tax-Exempt Fund will also invest in variable rate demand obligations (“VRDOs”) and participations therein (“Participating VRDOs”) (see “VRDOs and Participating VRDOs” below) and derivative or synthetic municipal instruments (“Derivative Products”) (see “Derivative Products” below). Municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales or revenue receipts. Municipal commercial paper refers to short term unsecured promissory notes issued generally to finance short term credit needs. The Tax-Exempt Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy the short term maturity and quality standards of the Tax-Exempt Fund.

The Tax-Exempt Fund presently contemplates that it will not invest more than 25% of its total assets in Tax-Exempt Securities whose issuers are located in the same state. The Tax-Exempt Fund does not intend to invest more than 25% of its total assets in industrial development bonds or private activity bonds where the entities supplying the revenues from which the issues are to be paid are in the same industry.

Certain of the instruments in which the Tax-Exempt Fund invests, including VRDOs and Derivative Products, effectively provide the Tax-Exempt Fund with economic interests in long-term municipal bonds, coupled with rights to demand payment of the principal amounts of such instruments from designated counterparties. Under Commission rules, the Tax-Exempt Fund treats these instruments as having maturities shorter than the stated maturity dates of the obligations, in the case of VRDOs, or the long term bonds underlying Derivative Products (the “Underlying Bonds”). Such maturities are sufficiently short term to allow such instruments to qualify as eligible investments for money market funds such as the Tax-Exempt Fund. A demand right is dependent on the financial ability of the counterparty, which is typically a bank, broker-dealer or other financial institution, to purchase the instrument at its principal amount. In addition, the right of the Tax-Exempt Fund to demand payment from a counterparty may be subject to certain conditions, including the creditworthiness of the instrument or the Underlying Bond. If a counterparty is unable to purchase the instrument or, because of conditions on the right of the Tax-Exempt Fund to demand payment, the counterparty is not obligated to purchase the instrument on demand, the Tax-Exempt Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price which adversely affects the Tax-Exempt Fund’s net asset value.

VRDOs and Participating VRDOs.    VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments are typically based upon the public Securities Association Index or some other appropriate interest rate adjustment index.

The Tax-Exempt Fund may also invest in Participating VRDOs in variable rate tax-exempt obligations held by a financial institution, typically commercial banks (“institutions”). Participating VRDOs provide the Tax-Exempt Fund with a specific undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days’ notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or similar commitment of the institution. The Tax-Exempt Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit or issuing the repurchase commitment.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to the Fund’s restriction on illiquid investments unless, in the judgment of the Tax-Exempt Fund’s Board of Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to Fund Asset Management, L.P. (the “Manager”) the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.

The Tax-Exempt Fund has been advised by its counsel that the Tax-Exempt Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations provided that the Tax-Exempt Fund does not invest more than a limited amount (not more than 20%) of its total assets in such investments and certain other conditions are met. It is presently contemplated that the Tax-Exempt Fund will not invest more than a limited amount (not more than 20%) of its total assets in Participating VRDOs.

Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), the VRDOs are not comparable to fixed rate securities. The Tax-Exempt Fund’s yield on VRDOs will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods when prevailing interest rates have increased, the Tax-Exempt Fund’s yield on VRDOs will increase and its shareholders will have a reduced risk of capital depreciation.

Derivative Products.    The Tax-Exempt Fund may invest in a variety of Derivative Products. Derivative Products are typically structured by a bank, broker-dealer or other financial institution. A Derivative Product generally consists of a trust or partnership through which the Fund holds an interest in one or more Underlying Bonds coupled with a conditional right to sell (“put”) the Fund’s interest in the Underlying Bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). Typically, a Derivative Product is structured as a trust or partnership which provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) “Tender Option Bonds,” which are instruments which grant the holder thereof the right to put an Underlying Bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products,” in which the trust or partnership swaps the payments due on an Underlying Bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) “Partnerships,” which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. The Tax-Exempt Fund may also invest in other forms of Derivative Products.

Investments in Derivative Products raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other municipal bonds. There is some risk that certain issues could be resolved in a manner which could adversely impact the performance of the Tax-Exempt Fund. For example, the tax-exempt treatment of the interest paid to holders of Derivative Products is premised on the legal conclusion that the holders of such Derivative Products have an ownership interest in the Underlying Bonds. While the Tax-Exempt Fund receives an opinion of legal counsel to the effect that the income from each Derivative Product is tax-exempt to the same extent as the Underlying Bond, the Internal Revenue Service (the “IRS”) has not issued a ruling on this subject. Were the IRS to issue an adverse ruling, there is a risk that the interest paid on such Derivative Products would be deemed taxable.

Municipal Lease Obligations.    Also included within the general category of the Tax-Exempt Securities are certificates of participation (“COPs”), issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issue for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. The Tax-Exempt Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of the Tax-Exempt Fund’s net assets. The Tax-Exempt Fund may, however, invest without regard to such limitation in lease obligations which the Manager, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or better by Standard & Poor’s (“S&P”) or Fitch, Inc. (“Fitch”). Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

Purchase or Sale of Tax-Exempt Securities on a Delayed Delivery Basis or on a When-Issued Basis.    Tax-Exempt Securities may at times be purchased or sold on a delayed delivery basis or on a when-issued basis. These transactions arise when securities are purchased or sold by the Tax-Exempt Fund with payment and delivery taking place in the future, often a month or more after the purchase. The payment obligation and the interest rate are each fixed at the time the buyer enters into the commitment. The Tax-Exempt Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Tax-Exempt Fund may sell these securities prior to settlement date if it is deemed advisable. No new when-issued commitments will be made if more than 40% of the Tax-Exempt Fund’s net assets would become so committed. Purchasing Tax-Exempt Securities on a when-issued basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields so increase, the value of the when-issued obligation will generally decrease. The Tax-Exempt Fund will maintain a separate account at its custodian consisting of cash or liquid Tax-Exempt Securities (valued on a daily basis) equal at all times to the amount of the when-issued commitment.

Purchase of Securities with Fixed Price “Puts.”    The Tax-Exempt Fund has authority to purchase fixed rate Tax-Exempt Securities and, for a price, simultaneously acquire the right to sell such securities back to the seller at an agreed upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a fixed price put. Puts with respect to fixed rate instruments are to be distinguished from the demand or repurchase features of VRDOs and Participating VRDOs which enable the Tax-Exempt Fund to dispose of the security at a time when the market value of the security approximates its par value.

Short Term Maturity Standards.    All of the investments of the Tax-Exempt Fund will be in securities with remaining maturities of not more than 397 days (13 months). The dollar-weighted average maturity of the Tax-Exempt Fund’s portfolio will be 90 days or less. The maturity of VRDOs (including Participating VRDOs) is deemed to be the longer of (i) the notice period required before the Tax-Exempt Fund is entitled to receive payment of the principal amount of the VRDO upon demand or (ii) the period remaining until the VRDO’s next interest rate adjustment. If not redeemed by the Tax-Exempt Fund through the demand feature, VRDOs mature on a specified date which may range up to 30 years from the date of issuance.

High Quality Standards.    The Tax-Exempt Fund’s portfolio investments in municipal notes and short term tax-exempt commercial paper will be limited to those obligations which (i) are secured by a pledge of the full faith and credit of the United States, or (ii) are rated, or issued by issuers who have been rated, in one of the two highest rating categories for short term municipal debt obligations by an NRSRO or, if not rated, will be of comparable quality as determined by the Trustees of the Tax-Exempt Fund. The Tax-Exempt Fund’s investments in municipal bonds (which must have maturities at the date of purchase of 397 days (13 months) or less) will be in issuers who have received from the requisite NRSROs a rating, with respect to a class of short term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short term obligations or, if not rated, will be of comparable quality as determined by the Trustees of the Tax-Exempt Fund. Currently, there are three NRSROs which rate municipal obligations: Fitch, Moody’s and S&P. Certain tax-exempt obligations (primarily VRDOs and Participating VRDOs) may be entitled to the benefit of standby letters of credit or similar commitments issued by financial institutions and, in such instances, the Board of Trustees and the Manager will take into account the obligation of the financial institution in assessing the quality of such instrument. The Tax-Exempt Fund may also purchase other types of tax-exempt instruments if, in the opinion of the Trustees, such obligations are equivalent to securities having the ratings described above. For a description of Tax-Exempt Securities and such ratings, see “Information Concerning Tax-Exempt Securities” in Appendix L.

Preservation of capital is a prime investment objective of the Tax-Exempt Fund, and, while the types of short term Tax-Exempt Securities in which the Tax-Exempt Fund invests are not completely risk free, such securities are generally considered by the Manager to have low risk of the failure of issuers or credit enhancers to meet their principal and interest obligations. These securities have a lower principal risk compared to lower rated obligations and, generally, to longer term obligations which entail the risk of changing conditions over a longer period of time.

Other Factors.    Management of the Tax-Exempt Fund will endeavor to be as fully invested as reasonably practicable in order to maximize the yield on the Tax-Exempt Fund’s portfolio. Because the Tax-Exempt Fund does not intend to realize taxable investment income, it will not invest in taxable short term money market securities. Tax-Exempt Securities generally do not trade on the basis of same day settlements and, accordingly, a portfolio of such securities cannot be managed on a daily basis with the same flexibility as a portfolio of money market securities which can be bought and sold on a same day basis. There may be times when the Tax-Exempt Fund has uninvested cash resulting from an influx of cash due to large purchases of shares or maturities of portfolio securities. The Tax-Exempt Fund may also be required to maintain cash reserves or incur temporary bank borrowings to make redemption payments which are made on the same day the redemption request is received. Such inability to be fully invested would lower the yield on the portfolio.

The Tax-Exempt Fund’s portfolio holdings represent a significant percentage of the market in short term tax-exempt securities and the yield on the portfolio could be negatively impacted from time to time by a lack of availability of short term high quality Tax-Exempt Securities. The Tax-Exempt Fund reserves the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in acquiring portfolio securities, it is determined that it is not in the interests of the Tax-Exempt Fund’s shareholders to issue additional shares.

Investment Restrictions.    The Tax-Exempt Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Tax-Exempt Fund’s outstanding shares (which for this purpose means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Tax-Exempt Fund may not:

(1)  purchase any securities other than Tax-Exempt Securities referred to herein and in Appendix L under the heading “Information Concerning Tax-Exempt Securities”;

(2)  invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer except that such restriction shall not apply to securities backed (i.e., guaranteed) by the United States Government or its agencies or instrumentalities (for purposes of this restriction, the Tax-Exempt Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer);

(3)  invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation;

(4)  make investments for the purpose of exercising control or management;

(5)  purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

(6)  purchase or sell real estate (provided that such restriction shall not apply to Tax-Exempt Securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

(7)  purchase any securities on margin, except for use of short term credit necessary for clearance of purchases and sales of portfolio securities;

(8)  make short sales of securities or maintain a short position or invest in put, call, straddle, or spread options or combinations thereof; provided, however, that the Tax-Exempt Fund shall have the authority to purchase Tax-Exempt Securities subject to put options as set forth herein and in the Appendix L under the heading “Information Concerning Tax-Exempt Securities;”

(9)  make loans to other persons, provided that the Tax-Exempt Fund may purchase a portion of an issue of Tax-Exempt Securities (the acquisition of a portion of an issue of Tax-Exempt Securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act of 1940, as amended (the “Investment Company Act”));

(10)  borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Tax-Exempt Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Tax-Exempt Fund will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.);

(11)  mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Tax-Exempt Fund except as may be necessary in connection with borrowings mentioned in (10) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at value;

(12)  invest in securities with legal or contractual restrictions on resale or for which no readily available market exists if, regarding all such securities, more than 10% of its net assets (taken at value), would be invested in such securities;

(13)  act as an underwriter of securities, except to the extent that the Tax-Exempt Fund may technically be deemed an underwriter when engaged in the activities described in (9) above or insofar as the Tax-Exempt Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in selling portfolio securities;

(14)  issue senior securities to the extent such issuance would violate applicable law; and

(15)  invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, neither the U.S. Government nor any state, municipality nor political subdivision thereof is considered to be part of any industry.

As a fundamental policy, the Tax-Exempt Fund will, under normal circumstances, invest at least 80% of its net assets in securities the income from which is exempt from Federal income tax or will invest in securities so that at least 80% of the income that it distributes will be exempt from Federal income tax.

State Funds

The investment objectives of each State Fund are to seek current income exempt from Federal and the designated state’s personal income taxes and, in certain instances, local personal income tax and, where applicable, value exempt from state personal property tax and/or local intangible personal property tax. There can be no assurance that each State Fund’s investment objectives will be achieved. Each State Fund also seeks preservation of capital and liquidity available from investing in a portfolio of short term, high quality tax-exempt money market securities. Each State Fund seeks to achieve its objectives by investing primarily in a portfolio of obligations with remaining maturities of 397 days (13 months) or less that are issued by or on behalf of the relevant designated state, its political subdivisions, agencies and instrumentalities, and other qualifying obligations, such as obligations issued by or on behalf of Puerto Rico, the Virgin Islands and Guam and derivative or synthetic municipal instruments Derivative Products, the interest from which is exempt, in the opinion of counsel to the issuer, from Federal income tax and the designated state’s personal (and where applicable, local) income tax. It is expected that the value of such investments would be exempt from state personal property tax and/or local intangible personal property tax where applicable. Such obligations are herein referred to as “State Municipal Securities.” There can be no assurance that each State Fund’s investment objectives will be achieved. The investment objectives are fundamental policies of each State Fund that may not be changed without the approval of the holders of the State Fund’s outstanding securities (as defined below). Reference is made to “How Each Fund Invests” and “Investment Risks” in the Prospectus. The Fund is classified as a non-diversified fund under the Investment Company Act.

The State Funds ordinarily do not intend to realize investment income not exempt from Federal income tax, the personal income tax of the respective designated states and/or, if applicable, local personal income tax or to hold securities the value of which would be subject to state and/or local intangible personal property tax. However, to the extent that suitable State Municipal Securities are not available for investment by a State Fund, that State Fund may purchase high quality obligations with remaining maturities of 397 days (13 months) or less that are issued by other states, their agencies and instrumentalities and derivative or synthetic municipal instruments, the interest income on which is exempt, in the opinion of counsel to the issuer, from Federal income tax but not state or, where relevant, local personal income tax and the value of which may be subject to state or local intangible personal property tax. Such obligations, either separately or together with State Municipal Securities, are herein referred to as “Municipal Securities.”

The State Funds can be expected to offer lower yields than longer-term municipal bond funds because the types of securities in which the State Funds will invest, as described in the Prospectus (State Municipal Securities or Municipal Securities), have shorter maturities and therefore tend to produce lower yields than longer-term municipal securities. Interest rates in the short-term municipal securities market also may fluctuate more widely from time to time than interest rates in the long-term municipal bond market. Because the State Funds invest solely in short-term securities, however, the market value of each State Fund’s portfolio at any given time can be expected to fluctuate less as a result of changes in interest rates.

Under normal circumstances, each State Fund will invest at least 80% of its net assets in securities the income from which is exempt from both Federal income tax and its designated State’s income tax or will invest so that at least 80% of the income it distributes will be exempt from both Federal income tax and its designated State’s income tax. Interest received on certain State Municipal Securities and Municipal Securities that are classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) may be subject to a Federal alternative minimum tax. See “Dividends and Taxes — Taxes.” The percentage of each State Fund’s net assets invested in “private activity bonds” will vary during the year. Each State Fund has the authority to invest as much as 20% of its net assets in obligations that do not qualify as State Municipal Securities or Municipal Securities. Such obligations include taxable money market obligations, including repurchase agreements and purchase and sale contracts, with maturities of 397 days (13 months) or less, and are referred to herein as “Taxable Securities.” In addition, each State Fund reserves the right as a defensive measure to invest temporarily more than 20% of its net assets in Municipal Securities other than State Municipal Securities and more than 20% of its net assets in Taxable Securities when, in the opinion of the Manager, prevailing market or financial conditions warrant. This could cause distributions to be subject to Federal income tax, the designated State’s income tax or, where applicable, local income tax and the value of such investments to be subject to state personal property tax and/or local intangible property tax, where applicable.

As noted above, each State Fund may invest a portion of its assets in certain otherwise tax-exempt securities which are classified, under the Internal Revenue Code of 1986, as amended (the “Code”), as “private activity bonds.” A State Fund’s policy with respect to investments in “private activity bonds” is not a fundamental policy of that State Fund and may be amended by the Trustees of the Trust without the approval of the State Fund’s shareholders. Each State Fund may invest more than 25% of its assets in Municipal Securities secured by bank letters of credit. In view of this possible “concentration” in Municipal Securities with bank credit enhancements, an investment in State Fund shares should be made with an understanding of the characteristics of the banking industry and the risks that such an investment may entail. See “Investment Objectives and Policies—Other Factors” below.

Investment in State Fund shares offers several potential benefits. The State Funds are investment vehicles designed to be suitable for investors seeking income exempt from state and, where applicable, local income taxation as well as Federal income taxation and, in certain instances, value exempt from state and/or local intangible personal property taxation. Each State Fund seeks to provide as high a tax-exempt yield potential as is available from investments in the short-term State Municipal Securities in which it invests utilizing professional management and block purchases of securities. The State Funds also provide liquidity because of their redemption features. The investor also is relieved of the burdensome administrative details involved in managing a portfolio of municipal securities. These benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the management fee, distribution fee and operational costs of each State Fund.

The State Municipal Securities in which the State Funds invest include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of 397 days (13 months) or less, variable rate demand obligations and participations therein, and derivative or synthetic municipal instruments. The State Funds may invest in all types of municipal and tax-exempt instruments currently outstanding or to be issued in the future which satisfy their short-term maturity and quality standards.

Certain of the instruments in which the State Funds invest, including VRDOs and Derivative Products, effectively provide the State Funds with economic interests in long term municipal bonds (or a portion of the income derived therefrom), coupled with rights to demand payment of the principal amounts of such instruments from designated persons (a “demand right”). Under Commission rules, the State Funds treat these instruments as having maturities shorter than the stated maturity dates of the VRDOs or of the Underlying Bonds. Such maturities are sufficiently short term to allow such instruments to qualify as eligible investments for money market funds such as the State Funds. A demand right is dependent on the financial ability of the issuer of the demand right (or, if the instrument is subject to credit enhancement, a bank or other financial institution issuing a letter of credit or other credit enhancement supporting the demand right), to purchase the instrument at its principal amount. In addition, the right of a State Fund to demand payment from the issuer of a demand right may be subject to certain conditions, including the creditworthiness of the Underlying Bond. If the issuer of a demand right is unable to purchase the instrument, or if, because of conditions on the right of a State Fund to demand payment, the issuer of a demand right is not obligated to purchase the instrument on demand, the State Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price which adversely affects the State Fund.

VRDOs and Participating VRDOs.    VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to one year) to some prevailing market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustment may be based upon the Public Securities Index or some other appropriate interest rate adjustment index. Each State Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy its short term maturity and quality standards.

Participating VRDOs provide the State Funds with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days notice, not to exceed seven days. In addition, a Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A State Fund would have an undivided interest in an underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit or issuing the repurchase commitment. Each State Fund has been advised by counsel to the Trust that it should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is contemplated that no State Fund will invest more than a limited amount of its total assets in Participating VRDOs.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to State Funds’ restrictions on illiquid investments unless, in the judgment of the Board of Trustees of the Trust, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.

Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), the VRDOs are not comparable to fixed rate securities. A State Fund’s yield on VRDOs will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, a State Fund’s yield on VRDOs will increase and its shareholders will have a reduced risk of capital depreciation.

Derivative Products.    The State Funds may invest in a variety of Derivative Products. Derivative Products are typically structured by a bank, broker-dealer or other financial institution. A Derivative Product generally consists of a trust or partnership through which a State Fund holds an interest in one or more Underlying Bonds coupled with a put to sell that Fund’s interest in the Underlying Bonds at par plus accrued interest to a Liquidity Provider. Typically, a Derivative Product is structured as a trust or partnership which provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) “Tender Option Bonds,” which are instruments which grant the holder thereof the right to put an Underlying Bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products,” in which the trust or partnership swaps the payments due on an Underlying Bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) “Partnerships,” which allocate to the partners portions of income, expenses, capital gains and losses associated with holding an Underlying Bond in accordance with a governing agreement. The State Funds may also invest in other forms of short-term Derivative Products eligible for investment by money market funds.

Investments in Derivative Products raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other municipal bonds. There is some risk that certain issues could be resolved in a manner which could adversely impact the performance of a State Fund. For example, the tax-exempt treatment of the interest paid to holders of Derivative Products is premised on the legal conclusion that the holders of such Derivative Products have an ownership interest in the Underlying Bonds. While a State Fund receives opinions of legal counsel to the effect that the income from a Derivative Product in which the State Fund invests is tax-exempt at the Federal and state level to the same extent as the Underlying Bond, the IRS, as well as the taxing authorities of many states have not issued a ruling on this subject. Were the IRS or any state taxing authority to issue an adverse ruling or take an adverse position with respect to the taxation of Derivative Products, there is a risk that the interest paid on such Derivative Products or, in the case of property taxes, the value of such State Fund to the extent represented by such Derivative Products, would be deemed taxable at the Federal and/or state level.

Municipal Notes.    Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the note may not be fully repayed and a State Fund may lose money.

Municipal Commercial Paper.    Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a State Fund.

Municipal Lease Obligations.    Also included within the general category of the State Municipal Securities are COPs issued by governmental authorities as entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A State Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of such State Fund’s net assets. A State Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s, or BBB or better by S&P or Fitch. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

Short Term Maturity Standards.    All of the investments of the State Funds will be in securities with remaining maturities of 397 days (13 months) or less. The dollar-weighted average maturity of each State Fund’s portfolio will be 90 days or less. For purposes of this investment policy, an obligation will be treated as having a maturity earlier than its stated maturity date if such obligation has technical features which, in the judgment of the Manager, will result in the obligation being valued in the market as though it has such earlier maturity.

The maturities of VRDOs (including Participating VRDOs) are deemed to be the longer of (i) the notice period required before a State Fund is entitled to receive payment of the principal amount of the VRDOs on demand or (ii) the period remaining until the VRDO’s next interest rate adjustment. If not redeemed by the State Funds through the demand feature, VRDOs mature on a specified date which may range up to 30 years from the date of issuance.

Quality Standards.    Each State Fund’s portfolio investments in municipal notes and short term tax-exempt commercial paper will be limited to those obligations which are rated, or issued by issuers that have been rated, in one of the two highest rating categories for short term municipal debt obligations by a nationally recognized statistical rating organization (an “NRSRO”) or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees of the Trust. Each State Fund’s investments in municipal bonds (which must have maturities at the date of purchase of 397 days (13 months) or less) will be in issuers who have received from the requisite NRSROs a rating, with respect to a class of short-term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short term obligations or, if not rated, will be of comparable quality as determined by the Trustees of the Trust. Currently, there are three NRSROs which rate municipal obligations: Fitch, Moody’s and S&P. Certain tax-exempt obligations (primarily VRDOs and Participating VRDOs) may be entitled to the benefit of letters of credit or similar credit enhancements issued by financial institutions. In such instances, in assessing the quality of such instruments, the Trustees and the Manager will take into account not only the creditworthiness of the issuers, but also the creditworthiness and type of obligation of the financial institution. The type of obligation of the financial institution concerns, for example, whether the letter of credit or similar credit enhancement being issued is conditional or unconditional. The State Funds also may purchase other types of municipal instruments if, in the opinion of the Trustees or the Manager (as determined in accordance with the procedures established by the Trustees), such obligations are equivalent to securities having the ratings described above. For a description of Municipal Securities and ratings, see Appendix K — “Information Concerning Municipal Securities.”

Taxable Securities in which the State Funds invest will be rated, or will be issued by issuers who have been rated, in one of the two highest rating categories for short term debt obligations by an NRSRO or, if not rated, will be of comparable quality as determined by the Trustees of the Trust. Currently, there are three NRSROs that rate Taxable Securities: Moody’s, S&P and Fitch. The State Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is Federally insured.

Preservation of capital is a prime investment objective of the State Funds, and while the types of money market securities in which the State Funds invest generally are considered to have low principal risk, such securities are not completely risk free. There is a risk of the failure of issuers or credit enhancers to meet their principal and interest obligations. With respect to repurchase agreements and purchase and sale contracts, there is also the risk of the failure of the parties involved to repurchase at the agreed-upon price, in which event each State Fund may suffer time delays and incur costs or possible losses in connection with such transactions.

Single State Risk.    Each State Fund ordinarily will invest at least 80% of its net assets in securities the income from which is exempt from both Federal income tax and income tax of its respective State or will invest so that at least 80% of the income it distributes will be exempt from both Federal income tax and income tax of its respective State and, therefore, it is more susceptible to factors adversely affecting issuers of Municipal Securities in such state than is a tax-exempt mutual fund that is not concentrated in issuers of State Municipal Securities to this degree. Because each State Fund’s portfolio will be comprised primarily of short term, high quality securities, each State Fund is expected to be less subject to market and credit risks than a fund that invests in longer term or lower quality State Municipal Securities. See Appendices A through J hereto for special considerations and risk factors specific to each State Fund.

Other Factors.    Management of the State Funds will endeavor to be as fully invested as reasonably practicable in order to maximize the yield on each State Fund’s portfolio. Not all short term municipal securities trade on the basis of same day settlements and, accordingly, a portfolio of such securities cannot be managed on a daily basis with the same flexibility as a portfolio of money market securities which can be bought and sold on a same day basis. There may be times when a State Fund has uninvested cash resulting from an influx of cash due to large purchases of shares or the maturing of portfolio securities. A State Fund also may be required to maintain cash reserves or incur temporary bank borrowings to make redemption payments which are made on the same day the redemption request is received. Such inability to be invested fully would lower the yield on such State Fund’s portfolio.

A State Fund may invest more than 25% of the value of its total assets in Municipal Securities that are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the State Funds may be subject to greater risk as compared to mutual funds that do not follow this practice.

In view of the possible “concentration” of the State Funds in Municipal Securities secured by bank letters of credit or guarantees, an investment in a State Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent on the availability and cost of capital funds for the purpose of financing leading operations under prevailing money market conditions. Furthermore, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Changes to the Code limit the types and volume of securities qualifying for the Federal income tax exemption of interest with the result that the volume of new issues of Municipal Securities has declined substantially. Such changes may affect the availability of Municipal Securities for investment by the State Funds, which could have a negative impact on the yield of the portfolios. Each State Fund reserves the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in acquiring portfolio securities or otherwise, it is determined that it is not in the interests of the State Fund’s shareholders to issue additional shares.

When-issued and Delayed Delivery Transactions.    Municipal Securities at times may be purchased or sold on a delayed delivery basis or on a when-issued basis. These transactions involve the purchase or sale of securities by a State Fund at an established price with payment and delivery taking place in the future. The State Fund enters into these transactions to obtain what is considered an advantageous price to the State Fund at the time of entering into the transaction. The State Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When a State Fund purchases securities in these transactions, the State Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than a State Fund’s purchase price. The State Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

No new when-issued commitments will be made if more than 40% of a State Fund’s net assets would become so committed. Purchasing Municipal Securities on a when-issued basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields so increase, the value of the when-issued obligation generally will decrease. Each State Fund will maintain a separate account at the Trust’s custodian consisting of cash or liquid Municipal Securities (valued on a daily basis) equal at all times to the amount of the when-issued commitment.

Taxable Money Market Securities.    The State Funds may invest in a variety of taxable money market securities (“Taxable Securities”). The Taxable Securities in which the State Funds may invest consist of U.S. Government securities, U.S. Government agency securities, domestic bank certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These investments must have a stated maturity not in excess of 397 days (13 months) from the date of purchase.

The standards applicable to Taxable Securities in which the State Funds invest are essentially the same as those described above with respect to Municipal Securities. The State Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is Federally insured.

Repurchase Agreements.    The State Funds may invest in Taxable Securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof which meet the creditworthiness standards adopted by the Board of Trustees. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, a State Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, such State Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under a repurchase agreement that is construed to be a collateralized loan, instead of the contractual fixed rate of return, the rate of return to such State Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, such State Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold”. Therefore, amounts earned under such agreements, even if the underlying securities are tax-exempt securities, will not be considered tax-exempt interest.

From time to time, the State Funds also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements.

Investment Restrictions.    The Trust has adopted a number of restrictions and policies relating to the investment of each State Fund’s assets and activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the respective State Fund’s outstanding shares (for this purpose a majority of the shares means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). No State Fund may:

(1)  purchase any securities other than securities referred to under “How Each Fund Invests” in the Prospectus and under “Investment Objectives and Policies” herein;

(2)  invest more than 5% of its total assets (taken at market value at the time of each investment) in private activity bonds or industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation;

(3)  make investments for the purpose of exercising control or management;

(4)  purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

(5)  purchase or sell real estate (provided that such restriction shall not apply to Municipal Securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

(6)  purchase any securities on margin, except for use of short term credit necessary for clearance of purchases and sales of portfolio securities;

(7)  make short sales of securities or maintain a short position or invest in put, call, straddle, or spread options or combinations thereof; provided, however, that each State Fund shall have the authority to purchase Municipal Securities subject to put options as set forth herein under “Investment Objectives and Policies” and Appendix K — “Information Concerning Municipal Securities;”

(8)  make loans to other persons, provided that each State Fund may purchase a portion of an issue of Municipal Securities (the acquisition of a portion of an issue of Municipal Securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act);

(9)  borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes including to meet redemptions and to settle securities transactions. (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the State Funds will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The State Funds will not purchase securities while borrowings are outstanding except to honor prior commitments. Interest paid on such borrowings will reduce net income.);

(10)  mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the State Fund except as may be necessary in connection with borrowings mentioned in (9) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at market value;

(11)  invest in securities with legal or contractual restrictions on resale for which no readily available market exists, including repurchase agreements maturing in more than seven days, if, regarding all such securities, more than 10% of its total assets (taken at market value), would be invested in such securities;

(12)  act as an underwriter of securities, except to the extent that the State Fund technically may be deemed an underwriter when engaged in the activities described in (8) above or insofar as the State Fund may be deemed an underwriter under the Securities Act in selling portfolio securities;

(13)  purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Manager or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer; and

(14)  issue senior securities to the extent such issuance would violate applicable law.

As a fundamental policy, each State Fund will, under normal circumstances, invest at least 80% of its net assets in securities the income from which is exempt from Federal income tax and income tax of its designated state or will invest in securities so that at least 80% of the income that it distributes will be exempt from Federal income tax and income tax of its designated state.

Non-Diversified Status

The State Funds are classified as non-diversified within the meaning of the Investment Company Act, which means that a State Fund is not limited by such Act in the proportion of its assets that it may invest in obligations of a single issuer. Each Fund’s investments are limited, however, in order to allow each State Fund to qualify as a “regulated investment company” (“RIC”) under the Code. See “Dividends and Taxes — Taxes.” To qualify, the Trust will limit each State Fund’s investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of each State Fund’s total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of each State Fund’s total assets, not more than 5% of the market value of such assets will be invested in the securities of a single issuer and the respective State Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, the State Funds will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the Federal tax requirements. A fund which elects to be classified as “diversified” under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that a Fund assumes large positions in the obligations of a small number of issuers, the State Fund’s yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The Board of Trustees of each Fund consists of eight individuals, seven of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Trustees”). The Trustees of each Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

Each non-interested Trustee is a member of each Fund’s Audit and Oversight Committee (the “Committee”). The principal responsibilities of each Committee are to: (i) recommend to the Board the selection, retention or termination of each Fund’s independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to each Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) ensure that the independent auditors submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of each Fund’s independent auditors and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent auditor’s independence; and (v) consider the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of each Fund’s accounting and financial reporting policies and practices and internal controls. The Board of each Fund has adopted a written charter for the Committee. Each Committee also reviews and nominates candidates to serve as non-interested Trustees. Each Committee generally will not consider nominees recommended by shareholders. Each Committee has retained independent legal counsel to assist them in connection with these duties.

Biographical Information.    Certain biographical and other information relating to the non-interested Trustees of each Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager and its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”), (“MLIM/FAM-advised funds”) and other public directorships.

Name, Address and Age	Position(s) Held with the Funds	Term of Office† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM Advised Funds and Portfolios Overseen	Public Directorships
Ronald W. Forbes (61)	Trustee of each Fund	Trustee of each Fund since inception††
Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000 and Professor thereof from 1989 to 2000; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.
				45 registered investment companies consisting of 54 portfolios	None

Cynthia A. Montgomery (49)	Trustee of each Fund	Trustee of each Fund since 1993
Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Associate Professor, Graduate School of Business Administration, University of Michigan from 1979 to 1985.
				45 registered investment companies consisting of 54 portfolios	UnumProvident Corporation (insurance products); Newell Rubbermaid Inc.

Charles C. Reilly (70)	Trustee of each Fund	Trustee of Tax-Exempt Fund, California Fund and New York Fund since 1990 and of each other Fund since inception††
Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.
				45 registered investment companies consisting of 54 portfolios	None

Name, Address and Age	Position(s) Held with the Funds	Term of Office† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM Advised Funds and Portfolios Overseen	Public Directorships

Kevin A. Ryan (69)	Trustee of each Fund	Trustee of Arizona Fund since inception†† and of each other Fund since 1992
Founder and currently Director Emeritus of the Boston University Center for the Advancement of Ethics and Character and Director thereof from 1989 to 1999; Professor from 1982 to 1999 and currently Professor Emeritus of Education of Boston University; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.
				45 registered investment companies consisting of 54 portfolios	None

Roscoe S. Suddarth (66)	Trustee of each Fund	Trustee of each Fund since 2001
President, Middle East Institute, from 1995 to 2001; Foreign Service Officer, United States Foreign Service, from 1961 to 1995; Career Minister, from 1989 to 1995; Deputy Inspector General, U.S. Department of State, from 1991 to 1994; U.S. Ambassador to the Hashemite Kingdom of Jordan, from 1987 to 1990.
				45 registered investment companies consisting of 54 portfolios	None

Richard R. West (64)	Trustee of each Fund	Trustee of each Fund since inception††	Professor of Finance since 1984, Dean from 1984 to 1993 and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration.	49 registered investment companies consisting of 62 portfolios ,	Bowne & Co., Inc. (financial printers); Vornado Realty Trust, Inc. (real estate holding company); Vornado Operating Company (real estate company); Alexander’s, Inc. (real estate company)

Edward D. Zinbarg (67)	Trustee of each Fund	Trustee of each Fund since 2001
Self-employed financial consultant since 1994; Executive Vice President of the Prudential Insurance Company of America from 1988 to 1994; Former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.
				45 registered investment companies consisting of 54 portfolios	None

*	The address for each Trustee listed is P.O. Box 9011, Princeton, New Jersey 08543-9011.
†
Each Trustee serves until his or her successor is elected and qualified, until December 31 of the year in which he or she turns 72, or until his or her death, resignation, or removal as provided in the Fund’s by-laws, charter or by statute.

††
The inception date for each Fund is: Tax-Exempt Fund 1989; Arizona Fund 1993; California Fund 1988; Connecticut Fund 1991; Massachusetts Fund 1990; Michigan Fund 1991; New Jersey Fund 1990; New York Fund 1988; North Carolina Fund 1991; Ohio Fund 1991; Pennsylvania Fund 1990.

Certain biographical and other information relating to the Trustee who is an officer and an “interested person” of each Fund as defined in the Investment Company Act (the “interested Trustee”) and to the other officers of each Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served and the total number of portfolios overseen in MLIM/FAM-advised funds. Public directorships held are shown for the interested Trustee.

Name, Address† and Age	Position(s) Held with the Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM Advised Funds and Portfolios Overseen	Public Directorships
Terry K. Glenn†† (61)	President and Trustee of each Fund	President* and Trustee** since 1999
Chairman (Americas Region) of MLIM since 2000; Executive Vice President of the Manager and MLIM (which terms as used herein include their corporate predecessors) since 1983; President of Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. (“Princeton Administrators”) since 1988; Director of Financial Data Services, Inc. since 1985.
				115 registered investment companies consisting of 183 portfolios	None

Donald C. Burke (41)	Vice President and Treasurer of each Fund	Vice President since 1993 and Treasurer since 1999*	First Vice President of the Manager and MLIM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of the Manager and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.	116 registered investment companies consisting of 184 portfolios	—

Edward J. Andrews (41)	Vice President and Portfolio Manager of New York Fund	Portfolio Manager and Vice President since 1993*	Vice President of MLIM since 1991; investment officer in the Private Banking Division of Citibank, N.A. from 1982 to 1991.	2 registered investment companies consisting of 2 portfolios	—

Peter J. Hayes (42)	Vice President and Portfolio Manager of Tax-Exempt Fund	Portfolio Manager and Vice President since 1987*	First Vice President of MLIM since 1997; Vice President of MLIM from 1988 to 1997.	2 registered investment companies consisting of 2 portfolios	—

Name, Address† and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM Advised Funds and Portfolios Overseen	Public Directorships

Kenneth A. Jacob (51)	Vice President of each Fund	Vice President* of each Fund since 1989 or inception#	First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997.	4 registered investment companies consisting of 18 portfolios	—

Steven T. Lewis (38)	Vice President and Portfolio Manager of California, Connecticut and New Jersey Funds	Portfolio Manager and Vice President since 1996*	Vice President of MLIM since 1998; Assistant Vice President of MLIM from 1995 to 1998.	1 registered investment company consisting of 3 portfolios	—

Darrin J. SanFillippo (36)	Vice President and Portfolio Manager of Arizona, Michigan, North Carolina and Pennsylvania Funds	Portfolio Manager and Vice President since 1996*	Vice President of MLIM since 1998; Assistant Vice President of MLIM from 1994 to 1998.	1 registered investment company consisting of 4 portfolios	—

Kevin A. Schiatta (46)	Vice President and Portfolio Manager of Massachusetts and Ohio Funds	Portfolio Manager and Vice President since 1990*	Vice President of MLIM since 1985.	1 registered investment company consisting of 4 portfolios	—

Phillip S. Gillespie (37)	Secretary of each Fund	Secretary since 2001*	First Vice President of MLIM since 2001; Director of the MLIM since 2000; Vice President of the MLIM from 1999 to 2000; Attorney associated with the MLIM since 1998; Assistant General Counsel of Chancellor LGT Asset Management Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of Investment Management and the Office of General Counsel at the U.S. Securities and Exchange Commission from 1993 to 1997.	30 registered investment companies consisting of 62 portfolios	—

†	The address for each officer listed is P.O. Box 9011, Princeton, New Jersey 08543-9011.
††	Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of the Funds based on his positions with MLIM, FAM, FAMD, Princeton Services and Princeton Administrators.
*	Elected by and serves at the pleasure of the Board of Trustees.
**
Serves until his successor is elected and qualified, until December 31 of the year in which he turns 72, or until his death, resignation, or removal as provided in the Fund’s by-laws, charter or by statute.

#
The inception date for each Fund is: Tax-Exempt Fund 1989; Arizona Fund 1993; California Fund 1988; Connecticut Fund 1991; Massachusetts Fund 1990; Michigan Fund 1991; New Jersey Fund 1990; New York Fund 1988; North Carolina Fund 1991; Ohio Fund 1991; Pennsylvania Fund 1990.

Share Ownership.    Information relating to each Trustee’s share ownership in each Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Trustee (“Supervised Merrill Lynch Funds”) as of December 31, 2001 is set forth in the chart below.

	Aggregate Dollar Range of Equity

Name	Tax-Exempt Fund	Arizona Fund	California Fund	Connecticut Fund
Interested Trustee:
Terry K. Glenn	$0	$0	$0	$0

Non-Interested Trustees:
Ronald W. Forbes	$10,001-$50,000	$0	$0	$0
Cynthia A. Montgomery	$0	$0	$0	$0
Charles C. Reilly	$0	$0	$0	$0
Kevin A. Ryan	$0	$0	$0	$0
Roscoe S. Suddarth	$0	$0	$0	$0
Richard R. West	$0	$0	$0	$0
Edward D. Zinbarg	$0	$0	$0	$0

	Aggregate Dollar Range of Equity

Name	Massachusetts Fund	Michigan Fund	New Jersey Fund	New York Fund
Interested Trustee:
Terry K. Glenn	$0	$0	$0	$0

Non-Interested Trustees:
Ronald W. Forbes	$0	$0	$0	$0
Cynthia A. Montgomery	$0	$0	$0	$0
Charles C. Reilly	$0	$0	$0	$0
Kevin A. Ryan	$0	$0	$0	$0
Roscoe S. Suddarth	$0	$0	$0	$0
Richard R. West	$0	$0	$0	$0
Edward D. Zinbarg	$0	$0	$0	$0

	Aggregate Dollar Range of Equity			Aggregate Dollar Range of Securities in Supervised Merrill Lynch Funds
Name	North Carolina Fund	Ohio Fund	Pennsylvania Fund
Interested Trustee:
Terry K. Glenn	$0	$0	over $100,000	over $100,000

Non-Interested Trustees:
Ronald W. Forbes	$0	$0	$0	over $100,000
Cynthia A. Montgomery	$0	$0	$0	$10,001-$50,000
Charles C. Reilly	$0	$0	$0	over $100,000
Kevin A. Ryan	$0	$0	$0	over $100,000
Roscoe S. Suddarth	$0	$0	$0	over $100,000
Richard R. West	$0	$0	$0	over $100,000
Edward D. Zinbarg	$0	$0	$0	over $100,000

As of July 5, 2002, the Trustees and officers of each Fund as a group owned an aggregate of less than 1% of the outstanding shares of any Fund. As of December 31, 2001, none of the non-interested Trustees nor any of their immediate family members owned beneficially or of record any securities in Merrill Lynch & Co., Inc. (“ML & Co.”).

Compensation of Trustees

Pursuant to the terms of separate management agreements between the Trust, on behalf of each State Fund, and the Manager and between the Tax-Exempt Fund and the Manager (each a “Management Agreement” and together the “Management Agreements”), the Manager pays all compensation of Trustees who are affiliated persons of ML & Co. or its subsidiaries. The State Funds pay each non-interested Trustee a combined fee, for service on each State Fund Board and Committee, of $8,000 per year plus $500 for each in-person Board meeting attended and $500 for each in-person Committee meeting attended. Each of the Co-Chairmen of each State Fund Committee receives an additional fee of $1,000 per year. The Tax-Exempt Fund pays each non-interested Trustee a combined fee, for service on the Tax-Exempt Fund Board and Committee, of $7,000 per year plus $250 for each in-person Board meeting attended and $250 for each in-person Committee meeting attended. Each of the Co-Chairmen of the Tax-Exempt Fund Committee receives an additional fee of $1,000 per year. Each Fund reimburses each non-interested Trustee for his or her actual out-of-pocket expenses relating to attendance at meetings. The Committee met four times during the fiscal year ended March 31, 2002.

The following tables show the compensation earned by the non-interested Trustees for the fiscal year ended March 31, 2002 and the aggregate compensation paid to them by all MLIM/FAM-advised funds, for the calendar year ended December 31, 2001.

Name of Trustee	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Aggregate Compensation from Fund and Other MLIM/ FAM Advised Funds Paid to Trustees
Tax-Exempt Fund
Ronald W. Forbes*	$9,500	None	$293,400
Cynthia A. Montgomery	$8,500	None	$234,567
Charles C. Reilly*	$9,500	None	$293,400
Kevin A. Ryan	$9,000	None	$261,067
Roscoe S. Suddarth	$7,333	None	$250,633
Richard R. West	$9,000	None	$298,567
Edward D. Zinbarg	$7,333	None	$250,633
Arizona Fund
Ronald W. Forbes*	$258	None	$293,400
Cynthia A. Montgomery	$231	None	$234,567
Charles C. Reilly*	$258	None	$293,400
Kevin A. Ryan	$245	None	$261,067
Roscoe S. Suddarth	$189	None	$250,633
Richard R. West	$245	None	$298,567
Edward D. Zinbarg	$189	None	$250,633
California Fund
Ronald W. Forbes*	$2,406	None	$293,400
Cynthia A. Montgomery	$2,152	None	$234,567
Charles C. Reilly*	$2,406	None	$293,400
Kevin A. Ryan	$2,280	None	$261,067
Roscoe S. Suddarth	$1,852	None	$250,633
Richard R. West	$2,280	None	$298,567
Edward D. Zinbarg	$1,852	None	$250,633
Connecticut Fund
Ronald W. Forbes*	$649	None	$293,400
Cynthia A. Montgomery	$581	None	$234,567
Charles C. Reilly*	$649	None	$293,400
Kevin A. Ryan	$614	None	$261,067
Roscoe S. Suddarth	$493	None	$250,633
Richard R. West	$614	None	$298,567
Edward D. Zinbarg	$493	None	$250,633

Name of Trustee	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Aggregate Compensation from Fund and Other MLIM/ FAM Advised Funds Paid to Trustees
Massachusetts Fund
Ronald W. Forbes*	$504	None	$293,400
Cynthia A. Montgomery	$451	None	$234,567
Charles C. Reilly*	$504	None	$293,400
Kevin A. Ryan	$477	None	$261,067
Roscoe S. Suddarth	$408	None	$250,633
Richard R. West	$477	None	$298,567
Edward D. Zinbarg	$408	None	$250,633
Michigan Fund
Ronald W. Forbes*	$398	None	$293,400
Cynthia A. Montgomery	$355	None	$234,567
Charles C. Reilly*	$398	None	$293,400
Kevin A. Ryan	$377	None	$261,067
Roscoe S. Suddarth	$299	None	$250,633
Richard R. West	$377	None	$298,567
Edward D. Zinbarg	$299	None	$250,633
New Jersey Fund
Ronald W. Forbes*	$1,300	None	$293,400
Cynthia A. Montgomery	$1,164	None	$234,567
Charles C. Reilly*	$1,300	None	$293,400
Kevin A. Ryan	$1,231	None	$261,067
Roscoe S. Suddarth	$982	None	$250,633
Richard R. West	$1,231	None	$298,567
Edward D. Zinbarg	$982	None	$250,633
New York Fund
Ronald W. Forbes*	$2,577	None	$293,400
Cynthia A. Montgomery	$2,307	None	$234,567
Charles C. Reilly*	$2,577	None	$293,400
Kevin A. Ryan	$2,441	None	$261,067
Roscoe S. Suddarth	$1,965	None	$250,633
Richard R. West	$2,441	None	$298,567
Edward D. Zinbarg	$1,965	None	$250,633
North Carolina Fund
Ronald W. Forbes*	$348	None	$293,400
Cynthia A. Montgomery	$313	None	$234,567
Charles C. Reilly*	$348	None	$293,400
Kevin A. Ryan	$330	None	$261,067
Roscoe S. Suddarth	$268	None	$250,633
Richard R. West	$330	None	$298,567
Edward D. Zinbarg	$268	None	$250,633
Ohio Fund
Ronald W. Forbes*	$460	None	$293,400
Cynthia A. Montgomery	$411	None	$234,567
Charles C. Reilly*	$460	None	$293,400
Kevin A. Ryan	$436	None	$261,067
Roscoe S. Suddarth	$363	None	$250,633
Richard R. West	$436	None	$298,567
Edward D. Zinbarg	$363	None	$250,633

Name of Trustee	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Aggregate Compensation from Fund and Other MLIM/ FAM Advised Funds Paid to Trustees
Pennsylvania Fund
Ronald W. Forbes*	$600	None	$293,400
Cynthia A. Montgomery	$536	None	$234,567
Charles C. Reilly*	$600	None	$293,400
Kevin A. Ryan	$569	None	$261,067
Roscoe S. Suddarth	$515	None	$250,633
Richard R. West	$569	None	$298,567
Edward D. Zinbarg	$515	None	$250,633

*	Co-Chairman of the Committee.

Trustees of the Funds, members of the Boards of other MLIM/FAM-advised investment companies, ML & Co. and its subsidiaries (the term “subsidiaries,” when used herein with respect to ML & Co., includes FAM, MLIM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their trustees/directors and employees and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase shares of any Fund at net asset value. Each Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of each Fund must satisfy the Fund’s suitability standards.

Management and Advisory Arrangements

Management Services.    The Trust has entered into a separate Management Agreement on behalf of each State Fund and the Tax-Exempt Fund has entered into a Management Agreement with the Manager. Subject to the supervision of each Fund’s Board of Trustees, the Manager performs, or arranges for affiliates to perform, the management and administrative services necessary for the operation of each Fund. The Manager and its affiliates will provide a variety of administrative and operational services to shareholders of the Funds, including processing services related to the purchase and redemption of shares and the general handling of shareholder relations. The Manager is responsible for the actual management of each Fund’s portfolio and constantly reviews each Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Trustees. The Manager provides the Funds with office space, equipment and facilities and such other services as the Manager, subject to supervision and review by the Trustees, shall from time to time determine to be necessary to perform its obligations under the Management Agreements.

Management Fee.    Pursuant to the Management Agreements, the Manager receives a monthly fee from each Fund at the following annual rates:

Portion of average daily net assets:

Rate
Not exceeding $500 million	0.500%
In excess of $500 million but not exceeding $1 billion	0.425%
In excess of $1 billion	0.375%

Set forth below are the total management fees paid by each Fund to the Manager pursuant to its respective Management Agreement for the fiscal years ended March 31, 2002, 2001 and 2000:

	Management Fee For the Year Ended March 31,
	2002	2001	2000
Tax-Exempt Fund	$39,627,194	$37,603,042	$36,576,047
Arizona Fund	$1,167,354	$1,113,364	$1,060,932
California Fund	$10,330,526	$9,690,839	$8,704,241
Connecticut Fund	$2,993,148	$2,874,515	$2,524,856
Massachusetts Fund	$2,360,731	$2,133,020	$1,838,401
Michigan Fund	$1,907,535	$1,824,891	$1,926,333
New Jersey Fund	$5,503,929	$4,976,022	$4,289,924
New York Fund	$10,352,734	$9,110,896	$7,690,298
North Carolina Fund	$1,671,406	$1,496,996	$1,471,749
Ohio Fund	$2,331,180	$2,102,947	$2,086,560
Pennsylvania Fund	$3,029,321	$2,719,449	$2,599,328

Payment of State Fund Expenses.    Each State Fund Management Agreement obligates the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees of the Trust who are affiliated persons of ML & Co. or any of its affiliates. Each Fund pays all other expenses incurred in its operations and a portion of the Trust’s general administrative expenses allocated on the basis of asset size of the respective Fund. Such expenses include, among other things: taxes; expenses for legal and auditing services; costs of preparing, printing and mailing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, except to the extent paid by the Distributor; charges of the custodian and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal and state securities laws; fees and expenses of non-interested Trustees; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by each Fund. The Trustees have determined that this is an appropriate method of allocation of expenses. Certain accounting services are provided to each State Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Trust. Each State Fund pays a fee for these services. In addition, the State Fund reimburses the Manager for the cost for certain other accounting services. For information as to the distribution fee paid to Merrill Lynch pursuant to the Distribution Agreement, see “Purchase and Redemption of Shares” below.

Payment of Tax-Exempt Fund Expenses.    The Tax-Exempt Fund Management Agreement obligates the Manager to provide investment advisory services, to furnish administrative services, office space and facilities for management of the affairs of the Tax-Exempt Fund, to pay all compensation of and furnish office space for officers and employees of Tax-Exempt Fund, as well as the fees of all Trustees of Tax-Exempt Fund who are affiliated persons of ML & Co. or any of its subsidiaries. Except for certain expenses incurred by Merrill Lynch (see “Purchase of Shares” and “Redemption of Shares” below), Tax-Exempt Fund pays all other expenses incurred in its operations, including, among other things, taxes; expenses for legal and auditing services; costs of printing proxies, reports, prospectuses and statements of additional information sent to current shareholders (except to the extent paid for by the Distributor); charges of the custodian and transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal and state securities laws; fees and expenses of non-affiliated Trustees; accounting and pricing costs (including the daily calculation of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by Tax-Exempt Fund. Certain accounting services are provided to the Tax-Exempt Fund by State Street pursuant to an agreement between State Street and the Tax-Exempt Fund. Tax-Exempt Fund pays a fee for these services. In addition, the Tax-Exempt Fund reimburses the Manager for the cost for certain other accounting services. For information as to the distribution fee paid to Merrill Lynch pursuant to the Distribution Agreement, see “Purchase and Redemption of Shares” below.

Organization of the Manager.    The Manager is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are “controlling persons” of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

Duration and Termination.    Unless earlier terminated as described herein, each Management Agreement will continue in effect from year to year if approved annually (a) by the Board of Trustees of each Fund or by a majority of the outstanding shares of the respective Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such agreement terminates upon assignment and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by vote of the shareholders of the respective Fund.

At a meeting of each Fund’s Board of Trustees held on June 4, 2002, each Board approved the continuation of the Fund’s Management Agreement for an additional year. In connection with its deliberations, each Board reviewed information derived from a number of sources and covering a range of issues. Each Board considered the services provided to the Fund by the Manager under the Management Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to investment advisory services, the Manager and its affiliates provide administrative services, shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of each Fund. Each Board also considered the Manager’s costs of providing services, and the direct and indirect benefits to the Manager from its relationship with the Fund. The benefits considered by each Board included not only the Manager’s compensation for investment advisory services and the Manager’s profitability under each Management Agreement, but also compensation paid to the Manager or its affiliates for other, non-advisory, services provided to the Fund. In connection with its consideration of the Management Agreement, each Board also compared the Fund’s advisory fee rate, expense ratios and historical performance to those of comparable funds. Each Board considered whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in any economies of scale that the Manager may experience as a result of growth in the Fund’s assets. Each Board also reviewed materials supplied by counsel to each Fund that were prepared for use by the Board in fulfilling its duties under the Investment Company Act.

Based on the information reviewed and the discussions, each Board, including a majority of the noninterested Trustees, concluded that it was satisfied with the nature and quality of the services provided by the Manager to the Fund and that the management fee rate was reasonable in relation to such services. The non-interested Trustees were represented by independent counsel who assisted them in their deliberations.

Transfer Agency Services.    Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as each Fund’s Transfer Agent pursuant to a Transfer Agency, Shareholder Servicing Agency and Proxy Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $10.00 per account and is entitled to reimbursement from the Fund for certain transaction charges and out-of-pocket expenses incurred by it under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

The table below sets forth the fees paid by each Fund, including out-of-pocket expenses, to the Transfer Agent pursuant to the Transfer Agency Agreement for the years ended March 31, 2002, 2001 and 2000. During the periods shown, each Fund paid fees to the Transfer Agent at lower rates than the ones currently in effect. If the current rates had been in effect for the periods shown, the fees paid may have been higher.

	For the Year Ended March 31,
	2002	2001	2000
Tax-Exempt Fund	$1,380,114	$1,266,727	$1,272,427
Arizona Fund	$24,836	$20,594	$22,963
California Fund	$230,360	$208,102	$211,907
Connecticut Fund	$57,789	$49,062	$50,028
Massachusetts Fund	$65,621	$56,438	$55,540
Michigan Fund	$57,915	$50,446	$53,785
New Jersey Fund	$143,196	$118,819	$126,637
New York Fund	$277,988	$222,892	$235,075
North Carolina Fund	$48,013	$43,527	$48,735
Ohio Fund	$69,772	$58,269	$60,423
Pennsylvania Fund	$106,165	$81,787	$89,865

Accounting Services.    The Tax-Exempt Fund and the Trust on behalf of each State Fund entered into an agreement with State Street effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. Each Fund pays a fee for these services. Prior to January 1, 2001, the Manager provided accounting services to each Fund and was reimbursed by such Fund at its cost in connection with such services. The Manager continues to provide certain accounting services to each Fund and each Fund reimburses the Manager for the cost of these services.

The table below shows the amounts paid by each Fund to State Street and to the Manager for accounting services for the periods indicated:

	Paid to State Street		Paid to the Manager
	For the year ended March 31,		For the year ended March 31,
	2002	2001†	2002	2001	2000
Tax-Exempt Fund	$1,038,904	$245,248	$98,047	$805,056	$484,036
Arizona Fund	$35,653	$14,255	$6,349	$77,703	$27,241
California Fund	$305,167	$76,423	$35,426	$318,212	$148,224
Connecticut Fund	$90,609	$28,408	$12,768	$134,429	$32,583
Massachusetts Fund	$93,647	$23,399	$23,187	$55,155	$45,100
Michigan Fund	$57,798	$19,873	$8,781	$71,768	$69,007
New Jersey Fund	$196,501	$47,077	$45,780	$71,486	$116,841
New York Fund	$323,643	$76,726	$41,391	$272,790	$49,383
North Carolina Fund	$56,999	$17,562	$7,984	$76,084	$56,798
Ohio Fund	$78,610	$22,048	$10,157	$96,371	$60,013
Pennsylvania Fund	$116,970	$27,669	$13,184	$67,485	$82,671

†	Represents payments pursuant to the agreement with State Street effective January 1, 2001.

Distribution Expenses.    The Tax-Exempt Fund and the Trust on behalf of each State Fund have entered into a distribution agreement with the Distributor in connection with the continuous offering of shares of such Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of each Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the

Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreements described above.
Code of Ethics

The Boards of Trustees of the State Funds and the Tax-Exempt Fund have approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers each of the State Funds and the Tax-Exempt Fund, the Manager and the Distributor. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the State Funds or the Tax-Exempt Fund.

PURCHASE OF SHARES

Reference is made to “Your Account — How to Buy, Sell and Transfer Shares” in the Prospectus.

Purchase of Shares by Program Subscribers

Merrill Lynch Programs.    Shares of the Funds are offered to participants in the CMA program, to participants in certain other Merrill Lynch cash management programs and to individual investors maintaining accounts directly with the Funds’ Transfer Agent. Program participants generally will have free cash balances invested in shares of the Fund designated by the participant as the Primary Money Account. A subscriber may also elect to have free cash balances invested in certain other CMA Funds or in one or more bank deposit accounts at Merrill Lynch Bank USA and/or Merrill Lynch Bank & Trust Co. (the “Merrill Lynch Banking Advantage Program”), Merrill Lynch’s affiliated FDIC insured depository institution. For more information about these alternatives, an investor should contact his or her Merrill Lynch Financial Advisor.

Purchases of shares of a Fund designated as the Primary Money Account will be made pursuant to the automatic or manual purchase procedures described below. Purchases of shares of the Funds also may be made by investors maintaining accounts with the Funds’ Transfer Agent pursuant to the procedures described below.

As described under “Investment Objectives and Policies,” each Fund has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares. If sales of shares of the Tax-Exempt Fund are suspended, a shareholder who has designated such Fund as his or her Primary Money Account will be permitted to designate one of the State Funds (if available) as the primary account. If sales of a State Fund are suspended, a shareholder who has designated such Fund as his or her Primary Money Account will be permitted to designate the Tax-Exempt Fund (if available) as the primary account. A Fund shareholder may alternatively designate the Insured Savings Account or an account at the Merrill Lynch Banking Advantage Program as his or her Primary Money Account. Pending such an election, Merrill Lynch will consider various alternatives with respect to automatic investments for such accounts, including the investment of free cash balances in such accounts in an account at the Merrill Lynch Banking Advantage Program.

The purchase price for shares of the Funds is the net asset value per share next determined after receipt by a Fund of an automatic or manual purchase order in proper form. Shares purchased will receive the next dividend declared after such shares are issued which will be immediately prior to the 12 noon, Eastern time, pricing on the following business day. A purchase order will not be effective until cash in the form of Federal funds becomes available to the Fund (see below for information as to when free cash balances held in Merrill Lynch accounts become available to the Funds). There are no minimum investment requirements for program subscribers other than for manual purchases.

Subscribers to the CMA program have the option to change the designation of their Primary Money Account at any time by notifying their Merrill Lynch Financial Advisors. At that time, a subscriber may instruct his or her Financial Advisor to redeem shares of a Fund designated as the Primary Money Account and to transfer the proceeds to the newly-designated Primary Money Account.

Shares of the Funds are offered continuously for sale by Merrill Lynch without sales charge at a public offering price equal to the net asset value (normally $1.00 per share) next determined after receipt by a Fund of an effective automatic or manual purchase order. Shares purchased will receive the next dividend declared after the shares are issued, which will be immediately prior to the 12 noon, Eastern time, pricing on the following business day. A purchase order will not become effective until cash in the form of Federal funds becomes available to the Fund (see below for information as to when free cash balances become available to the Funds). There are no minimum investment requirements for program subscribers other than for manual purchases.

Automatic Purchases.    Free cash balances arising in a program account are automatically invested in shares of a State Fund or the Tax-Exempt Fund designated as the Primary Money Account not later than the first business day of each week on which either the New York Stock Exchange or New York banks are open, which normally will be Monday. Free cash balances arising from the following transactions will be invested automatically prior to the automatic weekly sweeps. Free cash balances arising from the sale of securities which do not settle on the day of the transaction (such as most common and preferred stock transactions) and from principal repayments on debt securities, become available to the Funds, and will be invested in shares, on the business day following receipt of the proceeds with respect thereto in the subscriber’s account. Proceeds from the sale of securities settling on a same day basis will also be invested in shares on the next business day following receipt. Free cash balances of $1,000 or more arising from cash deposits into a subscriber’s account, dividend and interest payments or any other source become available to the Funds, and are invested in shares, on the next business day following receipt in the account unless such balance results from a cash deposit made after the cashiering deadline of the Merrill Lynch office in which the deposit is made, in which case the resulting free cash balances are invested on the second following business day. A program participant desiring to make a cash deposit should contact his or her Merrill Lynch Financial Advisor for information concerning the local office’s cashiering deadline, which is dependent on such office’s arrangements with its commercial banks. Free cash balances of less than $1,000 are invested in shares in the automatic weekly sweep.

Manual Purchases.    A program subscriber may make manual investments of $1,000 or more at any time in shares of a Fund not selected as that investor’s Primary Money Account. Manual purchases shall be effective on the day following the day the order is placed with Merrill Lynch, except that orders involving cash deposits made on the date of a manual purchase shall become effective on the second business day thereafter if they are placed after the cashiering deadline referred to in the preceding paragraph. As a result, program subscribers who enter manual purchase orders that include cash deposits made on that day after such cashiering deadline will not receive the daily dividend which would have been received had their orders been entered prior to the deadline. In addition, manual purchases of $500,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal funds wire in the proper amount are met. A program subscriber desiring further information on this method of purchasing shares should contact his or her Merrill Lynch Financial Advisor.

Merrill Lynch reserves the right to terminate a subscriber’s participation in the CMA program or any other Merrill Lynch program for any reason.

All purchases of Fund shares and dividend reinvestments will be confirmed to program subscribers (rounded to the nearest share) in the monthly transaction statement.

Purchase of Shares by Non-Program Subscribers

Shares of the Funds may be purchased by investors maintaining accounts directly with the Funds’ Transfer Agent who are not program subscribers. Shareholders of the Funds not subscribing to the CMA program or other Merrill Lynch program will not be charged the applicable program fee, but will not receive any of the services available to program subscribers, such as the Visa card/check account or automatic investment of free cash balances. The minimum initial purchase for non-program subscribers is $5,000 and the minimum subsequent purchase is $1,000. Investors desiring to purchase shares directly through the Transfer Agent as described below should contact Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290 or call 1-800-637-3863

Payment to the Transfer Agent.    Investors who are not subscribers to the CMA program or another Merrill Lynch program may submit purchase orders directly by mail or otherwise to the Transfer Agent. Purchase orders by mail should be sent to Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Purchase orders that are sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Investors opening a new account must enclose a completed Purchase Application, which is available from Financial Data Services, Inc. Existing shareholders should enclose the detachable stub from a monthly account statement that they have received. Checks should be made payable to Merrill Lynch, Pierce, Fenner & Smith Incorporated. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Payments for the accounts of corporations, foundations and other organizations may not be made by third party checks. Since there is a three-day settlement period applicable to the sale of most securities, delays may occur when an investor is liquidating other investments for investment in one of the Funds.

Distribution Plans

Each Fund has entered into a distribution agreement (each a “Distribution Agreement”) with Merrill Lynch pursuant to which Merrill Lynch acts as the distributor for the Fund. The Distribution Agreements obligate Merrill Lynch to pay certain expenses in connection with the offering of the shares of each Fund. After the prospectus, statement of additional information and periodic reports have been prepared, set in type and mailed to shareholders, Merrill Lynch will pay for the printing and distribution of copies thereof used in connection with the offering to investors. Merrill Lynch also will pay for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreements described above.

The Tax-Exempt Fund and the Trust, on behalf of each State Fund, also adopted separate Distribution and Shareholder Servicing Plans in compliance with Rule 12b-1 under the Investment Company Act (the “Distribution Plans”) pursuant to which Merrill Lynch receives a distribution fee from each Fund at the end of each month at the annual rate of 0.125% of average daily net assets of that Fund attributable to subscribers to the CMA program, to investors maintaining securities accounts at Merrill Lynch who are not subscribers to the CMA programs and to those investors maintaining accounts directly with the Transfer Agent, that are serviced by Merrill Lynch Financial Advisors.

The Trustees of each Fund have approved an amendment to each Fund’s Distribution Plan that took effect on January 1, 2002. The amendment does not increase the amount of fees paid by any Fund under the Fund’s Distribution Plan. Under each Fund’s amended Distribution Plan (the “Amended Distribution Plan”), the Fund pays Merrill Lynch a fee for providing, or arranging for the provision of, account maintenance and sales and promotional activities and services with respect to shares of the Fund. The fee is paid to Merrill Lynch, who then determines, based on a number of criteria, how to allocate such fee among Merrill Lynch Financial Advisors and other Merrill Lynch affiliates. As under the former Distribution Plans, in the event that the aggregate payments received by Merrill Lynch under a Fund’s Amended Distribution Plan in any year should exceed the amount of the distribution and shareholder servicing expenditures incurred by Merrill Lynch, Merrill Lynch is required by the Plan to reimburse the Fund the amount of such excess.

The distribution fees are not compensation for the administrative and operational services rendered to the Funds or their shareholders by Merrill Lynch that are covered by the Management Agreements (see “Management of the Funds — Management and Advisory Arrangements”). The Trustees believe that each Fund’s expenditures under the Amended Distribution Plans benefit such Fund and its shareholders by providing better shareholder services and by facilitating the sale and distribution of Fund shares.

Set forth below are the distribution fees paid by each Fund to Merrill Lynch pursuant to their respective Distribution Plans for the periods indicated. All of the amounts expended were allocated to Merrill Lynch personnel and to related administrative costs.

	For the Year Ended March 31,
	2002	2001	2000
Tax-Exempt Fund	$12,894,094	$12,216,900	$11,800,900
Arizona Fund	$291,156	$278,384	$263,542
California Fund	$3,146,690	$2,936,933	$2,586,619
Connecticut Fund	$767,636	$735,224	$632,217
Massachusetts Fund	$588,240	$532,963	$453,159
Michigan Fund	$474,276	$454,632	$477,787
New Jersey Fund	$1,538,329	$1,367,840	$1,144,594
New York Fund	$3,156,236	$2,747,570	$2,260,684
North Carolina Fund	$417,556	$373,634	$365,734
Ohio Fund	$581,090	$525,053	$517,420
Pennsylvania Fund	$779,251	$689,019	$649,944

The payment of the distribution fees under the Distribution Agreements is subject to the provisions of each Fund’s Amended Distribution Plan and Rule 12b-1. Among other things, each Amended Distribution Plan provides that Merrill Lynch shall provide and the Trustees of the Funds shall review quarterly reports regarding the payment of the respective distribution fees during such period. In their consideration of each Amended Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Amended Distribution Plan to the respective Fund and its shareholders. Each Amended Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees then in office. Each Amended Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding voting securities of the respective Fund. Finally, the Amended Distribution Plans cannot be amended to increase materially the amount to be spent by the respective Fund thereunder without shareholder approval, and all material amendments are required to be approved by vote of the Trustees, including a majority of the non-interested Trustees, cast in person at a meeting called for that purpose.

Merrill Lynch, in conjunction with another subsidiary of ML & Co., offers a modified version of the CMA account designed for corporations and other businesses. This account, the Working Capital ManagementSM Account (“WCMA”), provides participants with the features of a regular CMA account plus optional lines of credit. WCMA has different sweep features and annual participation fees than a CMA account. A program description brochure describing the WCMA program as well as information concerning charges for participation in the program, is available from Merrill Lynch.

Participants in the WCMA program are able to invest funds in one or more designated CMA Funds. Checks and other funds transmitted to a WCMA account generally will be applied first to the payment of pending securities transactions or other charges in the participant’s securities account, second to reduce outstanding balances in the lines of credit available through such program and third to purchase shares of the designated CMA Fund. To the extent not otherwise applied, funds transmitted by Federal funds wire or an automated clearinghouse service will be invested in shares of the designated CMA Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA account from the sale of securities will be invested in the designated CMA Fund as described above. The amount payable on a check received in a WCMA account prior to the cashiering deadline referred to above will be invested on the second business day following receipt of the check by Merrill Lynch. Redemptions of CMA Fund shares will be effected as described below under “Redemption of Shares — Redemption of Shares by CMA Subscribers — Automatic Redemptions” to

satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA participants. WCMA participants that have a line of credit will, however, be permitted to maintain a minimum CMA Fund balance; for participants who elect to maintain such a balance, debits from check usage will be satisfied through the line of credit so that such balance is maintained. However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

From time to time, Merrill Lynch also may offer the Funds to participants in certain other programs sponsored by Merrill Lynch. Some or all of the features of the CMA program may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such programs is set forth in the relevant program description documents, which may be obtained by contacting a Merrill Lynch Financial Advisor.

REDEMPTION OF SHARES

Reference is made to “Your Account — How to Buy, Sell and Transfer Shares” in the Prospectus.

Each Fund is required to redeem for cash all full and fractional shares of such Fund. The redemption price is the net asset value per share next determined after receipt by the Transfer Agent of proper notice of redemption as described in accordance with either the automatic or manual procedures set forth below. If such notice is received by the Transfer Agent prior to the 12 noon, Eastern time, pricing on any business day the redemption will be effective on such day. Payment of the redemption proceeds will be made on the same day the redemption becomes effective. If the notice is received after 12 noon, the redemption will be effective on the next business day, and payment will be made on such next day.

Redemption of Shares by Program Subscribers

Automatic Redemptions.    Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in the program account created by securities transaction activity therein or to satisfy debit balances created by Visa® card purchases, cash advances or checks written against the Visa Account. Each program account will be scanned automatically for debits each business day prior to 12 noon, Eastern time. After application of any free cash balances in the account to such debits, shares of the designated Fund will be redeemed at net asset value at the 12 noon pricing, and funds deposited pursuant to the Insured Savings Account or in an account established through the Merrill Lynch Banking Advantage Program will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from the participant’s Primary Money Account and then, to the extent necessary, from accounts not designated as the Primary Money Account. Unless otherwise requested, in those instances where shareholders request transactions that settle on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Unless otherwise requested by the participant, redemptions or withdrawals from non-Primary Money Accounts will be made in the order the non-primary Money Accounts were established; thus, redemptions or withdrawals will first be made from the non-Primary Money Account that the participant first established. Margin loans through the Investor CreditLineSM service will be utilized to satisfy debits remaining after the liquidation of all funds invested in or deposited through non-primary Money Accounts, and shares of the CMA Funds may not be purchased, nor may deposits be made pursuant to the Insured Savings Account, or into an account established through the Merrill Lynch Banking Advantage Program, until all debits and margin loans in the account are satisfied.

Shares of each Fund also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to CMA or other Merrill Lynch program subscribers. For more information regarding these features, a program participant should consult the relevant program description.

Manual Redemptions.    Shareholders who are program subscribers may redeem shares of a Fund directly by submitting a written notice of redemption directly to Merrill Lynch, which will submit the requests to the Transfer Agent. Cash proceeds from the manual redemption of Fund shares ordinarily will be mailed to the shareholder at his or her address of record or, on request, mailed or wired (if $10,000 or more) to his or her bank account. Redemption requests should not be sent to a Fund or the Transfer Agent. If inadvertently sent to a Fund or the Transfer Agent, such redemption requests will be forwarded to Merrill Lynch. The notice requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “1934 Act”), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required. Program subscribers desiring to effect manual redemptions should contact their Merrill Lynch Financial Advisors.

All redemptions of Fund shares will be confirmed to program subscribers in the monthly transaction statement.

Redemption of Shares by Non-Program Subscribers

Shareholders who are not program participants may redeem shares of a Fund held in a Merrill Lynch securities account directly as described above under “Redemption of Shares — Redemption of Shares by Program Subscribers — Manual Redemptions.”

Shareholders maintaining an account directly with the Transfer Agent, who are not program participants, may redeem shares of a Fund by submitting a written notice by mail directly to the Transfer Agent, Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Redemption requests that are sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Cash proceeds from the manual redemption of Fund shares will be mailed to the shareholder at his or her address of record. Redemption requests should not be sent to a Fund or Merrill Lynch. If inadvertently sent to a Fund or Merrill Lynch such redemption requests will be forwarded to the Transfer Agent. The notice requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the 1934 Act, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required.

At various times, a Fund may be requested to redeem shares, in manual or automatic redemptions, with respect to which good payment has not yet been received by Merrill Lynch. Such Fund may delay, or cause to be delayed, the payment of the redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days. In addition, such Fund reserves the right not to effect automatic redemptions where the shares to be redeemed have been purchased by check within 15 days prior to the date the redemption request is received.

The right to receive payment with respect to any redemption of Fund shares may be suspended by each Fund for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (A) during which the New York Stock Exchange (the “NYSE”) is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of securityholders of the Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.

The value of a Fund’s shares at the time of redemption may be more or less than the shareholder’s cost, depending on the market value of the securities held by the Fund at such time.

DETERMINATION OF NET ASSET VALUE

Reference is made to “Your Account — How Shares are Priced” in the Prospectus.

The net asset value of each Fund is determined by the Manager at 12 noon, Eastern time, on each business day the NYSE or New York banks are open for business. As a result of this procedure, the net asset value is determined each business day except for days on which both the NYSE and New York banks are closed. Both the NYSE and New York banks are closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value is determined by adding the value of all securities and other assets in the portfolio, deducting the portfolio’s liabilities, dividing by the number of shares outstanding and rounding the result to the nearest whole cent. It is anticipated that the net asset value per share of each Fund will remain constant at $1.00, but no assurance can be given in this regard.

Each Fund values its portfolio securities based upon their amortized cost in accordance with the terms of a rule adopted by the Commission. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

In accordance with the Commission rule applicable to the valuation of its portfolio securities, each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will purchase instruments having remaining maturities of not more than 397 days (13 months). Each Fund will invest only in securities determined by Fund Trustees to be of high quality with minimal credit risks. In addition, Fund Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Deviations of more than an insignificant amount between the net asset value calculated using market quotations and that calculated on an “amortized cost” basis will be reported to Fund Trustees by the Manager. In the event Fund Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders of a Fund, the Fund will take such corrective action it regards as necessary and appropriate, including the reduction of the number of outstanding shares of such Fund by having each shareholder proportionately contribute shares to the Fund’s capital; the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share solely by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant net asset value of $1.00 per share, shareholders will contribute proportionately to the affected Fund’s capital. Each shareholder will be deemed to have agreed to such contribution by his or her investment in each Fund.

Since the net income of each Fund is determined and declared as a dividend immediately prior to each time the net asset value of the Fund is determined, the net asset value per share of each Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder’s investment in a Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in his or her account and any decrease in the value of a shareholder’s investment may be reflected by a decrease in the number of shares in his or her account. See “Dividends and Taxes — Taxes.”

YIELD INFORMATION

Each Fund normally computes its annualized yield in accordance with regulations adopted by the Commission by determining the net changes in value, exclusive of capital changes and income other than investment income, for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, dividing the net income by the net asset value of the account at the beginning of the base period, subtracting a hypothetical shareholder account charge, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the result by 365 and then dividing by seven. This calculation does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return, which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. This compound yield calculation also excludes realized and unrealized gains or losses on portfolio securities.

The yield on each Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by any Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on each Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield over a stated period of time.

Fund	Seven-Day Period Ended March 31, 2002 (Excluding gains and losses)
Tax-Exempt Fund	1.02%
Arizona Fund	0.91%
California Fund	0.91%
Connecticut Fund	0.79%
Massachusetts Fund	0.91%
Michigan Fund	1.01%
New Jersey Fund	0.91%
New York Fund	1.05%
North Carolina Fund	0.86%
Ohio Fund	1.12%
Pennsylvania Fund	0.93%

The Funds may each provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Funds may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

State Funds.    On occasion, each State Fund may compare its yield to (i) industry averages compiled by MoneyNet Inc.’s Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (ii) the average yield reported by the Bank Rate Monitor National IndexTM for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (iii) yield data published by Lipper Analytical Services, Inc., (iv) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding or (v) performance data published by Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine or (vi) historical yield data relating to other central asset accounts similar to the CMA program. In addition, from time to time a Fund may include its Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with yield quotations, yield comparisons should not be considered indicative of each State Fund’s yield or relative performance for any future period.

Tax-Exempt Fund.    On occasion, Tax-Exempt Fund may compare its yield to (i) the average yield reported by the Bank Rate Monitor National IndexTM for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (ii) yield data published by Lipper Analytical Services, Inc., (iii) performance data published by Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine or (iv) historical yield data relating to other central asset accounts similar to the CMA program. As with yield quotations, yield comparisons should not be considered indicative of the Tax-Exempt Fund’s yield or relative performance for any future period.

PORTFOLIO TRANSACTIONS

No Fund has any obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Board of Trustees and the officers of each Fund, the Manager is primarily responsible for each Fund’s portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of each Fund to obtain the best net results, taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities and the firm’s risk and skill in positioning the securities involved. While the Manager generally seeks reasonably competitive trade execution costs, the Funds will not necessarily be paying the lowest spread or commission available. Each Fund’s policy of investing in securities with short maturities will result in high portfolio turnover.

The portfolio securities in which the Funds invest are traded primarily in the over-the-counter (“OTC”) market. Bonds and debentures usually are traded OTC, but may be traded on an exchange. Where possible, each Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. The money market securities in which each State Fund invests and the Tax-Exempt Securities in which the Tax-Exempt Fund invests are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions for each Fund will primarily consist of dealer spreads. Under the Investment Company Act, persons affiliated with a Fund are prohibited from dealing with the Fund as principals in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Since OTC transactions are usually principal transactions, affiliated persons of a Fund, may not serve as a Fund’s dealer in connection with such transactions except pursuant to the exemptive order described below. An affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis. A Fund may not purchase securities from any underwriting syndicate of which Merrill Lynch is a member, except in accordance with applicable rules under the Investment Company Act.

Prior to the receipt of the exemptive order described below, the Funds could not purchase securities in principal transactions from Merrill Lynch, although they could purchase tax-exempt securities from underwriting syndicates of which Merrill Lynch was a member under certain conditions in accordance with a rule adopted under the Investment Company Act. The Commission has issued an exemptive order permitting the Funds to conduct principal transactions with Merrill Lynch in Municipal Securities with remaining maturities of one year or less. This order contained a number of conditions, including conditions designed to ensure that the price to a Fund from Merrill Lynch is equal to or better than that available from other sources. Merrill Lynch has informed the Funds that it will in no way, at any time, attempt to influence or control the activities of any Fund or the Manager in placing such principal transactions. The exemptive order allows Merrill Lynch to receive a dealer spread on any transaction with a Fund no greater than its customary dealer spread for transactions of the type involved.

The Funds currently are prohibited by their fundamental investment restrictions from making loans to other persons. Each Fund is, however, a party to an exemptive order from the Commission that would permit them to lend portfolio securities of Merrill Lynch or its affiliates assuming Fund shareholders approve the elimination of that restriction. Pursuant to that order, the Tax-Exempt Fund or the Trust, on behalf of the State Funds, would retain an affiliated entity of the Manager as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. That entity may, on behalf of each Fund, invest cash collateral received by the Fund for such loans in, among other things, a private investment company managed by that entity or registered money market funds advised by the Manager or its affiliates.

Set forth below are the number of principal transactions each Fund engaged in with Merrill Lynch and the aggregate amount of those transactions during the fiscal years ended March 31, 2002, 2001 and 2000.

	For the Year Ended March 31,
	2002		2001		2000
	Number of Transactions	Aggregate Amount*	Number of Transactions	Aggregate Amount*	Number of Transactions	Aggregate Amount*
Tax-Exempt Fund	36	$647.7	63	$1,299.5	32	$952.5
Arizona Fund	0	—	9	$21.7	12	$23.9
California Fund	69	$809.0	50	$666.4	16	$176.2
Connecticut Fund	40	$288.8	19	$127.4	28	$117.3
Massachusetts Fund	16	$187.4	10	$81.6	7	$42.0
Michigan Fund	12	$127.9	6	$65.6	12	$95.6
New Jersey Fund	3	$16.0	12	$130.7	20	$146.3
New York Fund	5	$50.0	4	$17.7	0	—
North Carolina Fund	36	$225.3	25	$76.9	40	$133.9
Ohio Fund	0	—	0	—	0	—
Pennsylvania Fund	0	—	0	—	9	$29.8

*	in millions

The Trustees of the Funds have considered the possibilities of recapturing for the benefit of the Funds expenses of possible portfolio transactions, such as dealer spreads and underwriting commissions, by conducting such portfolio transactions through affiliated entities, including Merrill Lynch. For example, dealer spreads received by Merrill Lynch on transactions conducted pursuant to the permissive order described above could be offset against the management fee payable by a Fund to the Manager. After considering all factors deemed relevant, the Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time. The Manager has arranged for each Fund’s Custodian to receive any tender offer solicitation fees on behalf of each Fund payable with respect to portfolio securities of such Fund.

The Funds do not expect to use one particular dealer but, subject to obtaining the best price and execution, dealers who provide supplemental investment research (such as information concerning money market securities, economic data and market forecasts) to the Manager may receive orders for transactions of the Funds. Information so received will be in addition to and not in lieu of the services required to be performed by the

Manager under the Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

Securities held by the Funds also may be held by, or be appropriate investments for, other funds or clients (collectively referred to as “clients”) for which the Manager or MLIM acts as an investment adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a Fund or other clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all by the Manager or MLIM. To the extent that transactions on behalf of more than one client of the Manager or MLIM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

DIVIDENDS AND TAXES

Dividends

Dividends are declared and reinvested daily by each Fund in the form of additional shares at net asset value. Each Fund’s net income for dividend purposes is determined at 12 noon, Eastern time, on each day either the NYSE or New York banks are open for business, immediately prior to the determination of such Fund’s net asset value on that day (see “Determination of Net Asset Value”). Such reinvestments will be reflected in shareholders’ monthly CMA transaction statements. Shareholders liquidating their holdings will receive on redemption all dividends declared and reinvested through the date of redemption, except that in those instances where shareholders request transactions that settle on a “same day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Since the net income (including realized gains and losses on the portfolio assets) is declared as a dividend in shares each time the net income of each Fund is determined, the net asset value per share of the Fund normally remains constant at $1.00 per share.

Net income of each Fund (from the time of the immediately preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) less amortization of premiums and the estimated expenses of the Fund (including the fees payable to the Investment Adviser) for the period, (iii) plus or minus all realized gains and losses on portfolio securities. The amount of discount or premium on portfolio securities is fixed at the time of their purchase and consists of the difference between the purchase price for such securities and the principal amount of such securities. Unrealized gains and losses are reflected in each Fund’s net assets and are not included in the calculation of net income.

Taxes

Federal

The Funds intend to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). As long as each Fund so qualifies, such Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Funds intend to distribute substantially all of such income.

The CMA Multi-State Municipal Series Trust has a number of series, each referred to herein as a “State Fund.” Each State Fund is treated as a separate corporation for Federal income tax purposes, and therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one State Fund do not offset gains in another, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the State Fund level rather than at the Trust level.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of RICs, such as the Funds, that pay exempt-interest dividends.

The Funds intend to qualify to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and designated as exempt-interest dividends in a written notice mailed to such Fund’s shareholders within 60 days after the close of the Fund’s taxable year. To the extent that the dividends distributed to a Fund’s shareholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholder’s gross income for Federal income tax purposes.

Exempt-interest dividends are included, however, in determining the portion, if any, of a person’s social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of RICs paying exempt-interest dividends, such as the Funds, will not be deductible by the investor for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds of an issue of “industrial development bonds” or “private activity bonds,” if any, held by a Fund.

To the extent that any Fund’s distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses (“ordinary income dividends”), such distributions are considered ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities (“capital gain dividends”) are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time a shareholder has owned a Fund’s shares. Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of each Fund’s taxable year, shareholders will be provided with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by a Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.

All or a portion of a Fund’s gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The Federal alternative minimum tax applies to interest received on “private activity bonds” issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference”, which could subject certain investors in such bonds, including shareholders of a Fund, to a Federal alternative minimum tax. Each Fund will purchase such “private activity bonds” and will report to shareholders within 60 days after calendar year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by a Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by such Fund.

A loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

If the value of assets held by a Fund declines, the Board of Trustees may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders’ remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

Under certain Code provisions, some shareholders may be subject to a withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to a Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including any of the Funds) during the taxable year.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Shareholders are urged to consult their tax advisers regarding specific questions as to Federal or foreign taxes.

State Fund Tax Summaries

Arizona.    Exempt-interest dividends from the Arizona Fund will not be subject to Arizona income tax for shareholders that are Arizona residents to the extent that the dividends are attributable to interest earned on Arizona State Municipal Securities. To the extent that the Arizona Fund’s distributions are derived from (i) interest on its taxable investments, or (ii) capital gains, such distributions are considered ordinary income for Arizona income tax purposes.

California.    So long as, at the close of each quarter of the California Fund’s taxable year, at least 50% of the value of the Fund’s total assets consists of California State Municipal Securities, exempt-interest dividends will not be subject to California personal income tax for California resident individuals to the extent attributable to interest from California State Municipal Securities, and such exempt-interest dividends will also be excludable from the income base used in calculating the California corporate income tax to the extent attributable to interest on California State Municipal Securities. Exempt-interest dividends paid to a corporate shareholder subject to California state corporate franchise tax will be taxable as ordinary income. Distributions of capital gain dividends will be treated as long-term capital gains which are taxed at ordinary income tax rates for California state income tax purposes.

Connecticut.    Dividends paid by the Connecticut Fund are not subject to the Connecticut personal income tax on individuals, trusts and estates, to the extent that they qualify as exempt-interest dividends for Federal income tax purposes that are derived from obligations issued by or on behalf of the State of Connecticut or its political subdivisions, instrumentalities, authorities, districts, or similar public entities created under Connecticut law (“Connecticut Obligations”) or obligations the interest on which states are prohibited from taxing by Federal law. Other Connecticut Fund dividends, whether received in cash or additional shares, are subject to this tax, except that, in the case of shares of the Fund held by shareholders as a capital asset, distributions qualifying as capital gain dividends for Federal income tax purposes are not subject to the tax to the extent they are derived from Connecticut Obligations. Dividends paid by the Connecticut Fund that constitute items of tax preference for purposes of the Federal alternative minimum tax, other than exempt-interest dividends not subject to the Connecticut personal income tax, could cause liability for the net Connecticut minimum tax, applicable to investors subject to the Connecticut personal income tax who are required to pay the Federal alternative minimum tax. Interest on indebtedness incurred to purchase or carry Fund shares will not reduce taxable income under the Connecticut personal income tax except to the extent it may reduce the taxpayer’s Federal adjusted gross income.

Dividends paid by the Fund, including those that qualify as exempt-interest dividends for Federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax. However, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund’s shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for Federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto.

No local income taxes or state or local intangible personal property taxes are imposed in Connecticut.

Massachusetts.    Under existing Massachusetts law, as long as the Massachusetts Fund qualifies as a separate RIC under the Code, (i) the Massachusetts Fund will not be liable for any personal income or corporate excise tax in the Commonwealth of Massachusetts and (ii) shareholders of the Massachusetts Fund who are subject to Massachusetts personal income taxation will not be required to include in their Massachusetts taxable income that portion of dividends paid by the Massachusetts Fund that is identified in a year-end statement as (a) exempt-interest dividends directly attributable to interest that is received by the Massachusetts Fund on obligations issued by the Commonwealth of Massachusetts, a political subdivision thereof, or any instrumentality of either of the foregoing, interest on which is exempt from Massachusetts taxation, or (b) dividends attributable to interest received by the Massachusetts Fund on obligations of the United States, interest on which is exempt from state taxation (collectively, “Massachusetts-exempt dividends”). The portion of any deduction (e.g. an interest deduction) otherwise available to a shareholder that relates or is allocable to Massachusetts-exempt dividends received by the shareholder will not be deductible for Massachusetts income tax purposes.

Any capital gain dividends paid by the Massachusetts Fund (except to the extent derived from capital gains on certain Massachusetts State Municipal Securities which are specifically exempt by statute), and gains realized by a shareholder on a redemption or sale of shares of the Massachusetts Fund, will be subject to Massachusetts personal income taxation. The Massachusetts personal income tax rates for long-term capital gains presently vary from 0% to 5% based on the holding period of the asset generating the gain. Capital gain dividends of a mutual fund are taxed at the 5% rate unless the Fund provides certain information to the Massachusetts Commissioner of Revenue and to its shareholders regarding the various rate categories from which its net capital gains were derived. The Massachusetts Fund does not at this time intend to provide such information; accordingly, all of its capital gain dividends will be taxable at the 5% rate. There is legislation currently pending in Massachusetts that, if enacted, would replace the graduated rates of tax on capital gains with a single, 5.3% rate, effective January 1, 2002.

In the case of any corporate shareholder subject to the Massachusetts corporate excise tax, all distributions received from the Massachusetts Fund, and any gain on the sale or other disposition of Massachusetts Fund shares, will be includable in the corporation’s Massachusetts gross income and taxed accordingly. Interest on indebtedness incurred or continued to purchase or carry Fund shares will not be deductible in calculating the income component of the Massachusetts corporate excise tax.

Michigan.    Shareholders who are subject to the Michigan income tax or single business tax will not be subject to the Michigan income tax or single business tax on exempt-interest dividends to the extent such dividends are attributable to interest on Michigan State Municipal Securities. To the extent the distributions from the Michigan Fund are attributable to sources other than interest on Michigan State Municipal Securities, such distributions, including, but not limited to, long term or short term capital gains, but excluding any such capital gains from obligations of the United States or of its possessions, will not be exempt from Michigan income tax or the single business tax.

The intangibles tax was totally repealed effective January 1, 1998. The income tax rate began a gradual reduction of one-tenth of one percent per year in year 2000, from 4.2 percent, down to a 3.9 percent rate for year 2004 and beyond. The legislature recently voted to delay a scheduled reduction in the single business tax but at the same time accelerated its expiration to 2010 compared to the original 2022, while increasing the exemption for small business owners.

New Jersey.    To the extent distributions are derived from interest or gains on New Jersey State Municipal Securities, such distributions will be exempt from New Jersey personal income tax. In order to pass through tax-exempt interest for New Jersey personal income tax purposes, the New Jersey Fund, among other requirements, must have not less than 80% of the aggregate principal amount of its investments invested in New Jersey State Municipal Securities at the close of each quarter of the tax year (the “80% Test”). For purposes of calculating whether the 80% Test is satisfied, financial options, futures, forward contracts and similar financial instruments relating to interest-bearing obligations are excluded from the principal amount of the New Jersey Fund’s investments. The New Jersey Fund intends to comply with this requirement so as to enable it to pass through interest exempt from New Jersey personal income tax. In the event the New Jersey Fund does not so comply, distributions by the New Jersey Fund may be taxable to shareholders for New Jersey personal income tax purposes. However, regardless of whether the New Jersey Fund meets the 80% Test, all distributions attributable to interest earned on Federal obligations will be exempt from New Jersey personal income tax. Interest on indebtedness incurred or continued to purchase or carry New Jersey Fund shares is not deductible for New Jersey personal income tax purposes to the extent attributable to exempt-interest dividends.

Exempt-interest dividends and gains paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax and, if applicable, the New Jersey corporation income tax, and may also be subject to state taxes in states other than New Jersey. Accordingly, investors in the New Jersey Fund, including, in particular, corporate investors that might be subject to the New Jersey corporation business (franchise) tax and, if applicable, the New Jersey corporation income tax should consult their tax advisers with respect to the application of such taxes to an investment in the New Jersey Fund, to the receipt of New Jersey Fund dividends and as to their New Jersey tax situation in general.

Under present New Jersey law, a RIC, such as the New Jersey Fund, pays a flat tax of $250 per year. The New Jersey Fund might be subject to the New Jersey corporation business (franchise) tax for any taxable year in which it does not qualify as a RIC.

On February 21, 1997, the Tax Court of New Jersey ruled against the Director of the Division of Taxation holding against the New Jersey requirement that fund investors pay state taxes on interest their funds earned from U.S. government securities if the 80% Test was not met. As a result of the court decision, the State of New Jersey could be forced to pay substantial amounts in tax refunds to state residents who are mutual fund investors. At this time, the effect of this litigation cannot be evaluated.

New York.    The portion of exempt-interest dividends equal to the portion which the New York Fund’s interest on New York State Municipal Securities bears to all of the New York Fund’s tax-exempt interest (whether or not distributed) will be exempt from New York State and New York City personal income taxes. To the extent the New York Fund’s distributions are derived from interest on taxable investments or from gain from the sale of investments or are attributable to the portion of the New York Fund’s tax-exempt interest that is not derived from New York State Municipal Securities, they will constitute taxable income for New York State and New York City personal income tax purposes. Capital gain dividends paid by the New York Fund are treated as capital gains which are taxed at ordinary income tax rates for New York State and City personal income tax purposes. Distributions paid to a corporate shareholder from investment income, including exempt-interest dividends, and capital gains of the New York Fund will be subject to New York State corporate franchise and New York City corporation income tax.

North Carolina.    Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina State Municipal Securities and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax. Distributions of gains attributable to the disposition of certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, for such obligations issued after June 30, 1995, distributions of gains attributable to disposition will be subject to North Carolina individual or corporate income tax. Any loss upon the sale or exchange of shares of the North Carolina Fund held for six months or less will be disallowed for North Carolina income tax purposes to the extent of any exempt-interest dividends received by the shareholder, even though some portion of such dividends actually may have been subject to North Carolina income tax. Except for income exempted from North Carolina income tax as described herein, the North Carolina Fund’s distributions will generally constitute taxable income for taxpayers subject to North Carolina income tax.

An investment in the North Carolina Fund by a corporate shareholder generally would be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax.

Ohio.    Exempt-interest dividends are exempt from taxes levied by the State of Ohio and its subdivisions and therefore will not be subject to Ohio personal income tax and will be excludable from the net income base used in calculating the Ohio corporate franchise tax to the extent attributable to interest from Ohio State Municipal Securities. To the extent that the Ohio Fund’s distributions are derived from interest on its taxable investments or, subject to certain exceptions, from an excess of net short-term capital gains over net long-term capital losses, such distributions are considered ordinary income subject to the Ohio personal income tax and the Ohio corporate franchise tax. Subject to certain exceptions, distributions, if any, of net long-term capital gains are also subject to the Ohio personal income tax and the Ohio corporate franchise tax.

Distributions treated as investment income or as capital gains for Federal income tax purposes, including exempt-interest dividends, may be subject to local taxes imposed by certain cities within Ohio. Additionally, the value of shares of the Fund will be included in (i) the net worth measure of the issued and outstanding shares of corporations and financial institutions for purposes of computing the Ohio corporate franchise tax, (ii) the value of the property included in the gross estate for purposes of the Ohio estate tax, (iii) the value of capital and surplus for purposes of the Ohio domestic insurance company franchise tax and (iv) the value of shares of and capital employed by dealers in intangibles for purpose of the Ohio tax on dealers in intangibles.

Pennsylvania.    To the extent distributions from the Pennsylvania Fund are derived from interest on Pennsylvania State Municipal Securities, such distributions will be exempt from the Pennsylvania personal income tax. However, distributions attributable to capital gains derived by the Pennsylvania Fund as well as distributions derived from investments other than Pennsylvania State Municipal Securities will be taxable for Pennsylvania personal income tax purposes. In the case of residents of the City of Philadelphia, distributions which are derived from interest on Pennsylvania State Municipal Securities or which are designated as capital gain dividends for Federal income tax purposes will be exempt from the Philadelphia School District investment income tax.

Shares of the Pennsylvania Fund will be exempt from the personal property taxes imposed by various Pennsylvania municipalities to the extent the Pennsylvania Fund’s portfolio securities consist of Pennsylvania State Municipal Securities on the annual assessment date.

Other Pennsylvania counties, cities and townships generally do not tax individuals on unearned income.

An investment in the Pennsylvania Fund by a corporate shareholder will apparently qualify as an exempt asset for purposes of the single asset apportionment fraction available in computing the Pennsylvania capital stock/foreign franchise tax to the extent that the portfolio securities of the Pennsylvania Fund comprise investments in Pennsylvania and/or United States Government Securities that would be exempt assets if owned directly by the corporation. To the extent exempt-interest dividends are excluded from taxable income for Federal corporate income tax purposes (determined before net operating loss carryovers and special deductions), they will not be subject to the Pennsylvania corporate net income tax.

Under prior Pennsylvania law, in order for the Pennsylvania Fund to qualify to pass through to investors income exempt from Pennsylvania personal income tax, the Pennsylvania Fund was required to adhere to certain investment restrictions. In order to comply with this and other Pennsylvania law requirements previously in effect, the Pennsylvania Fund adopted, as a fundamental policy, a requirement that it invest in securities for income earnings rather than trading for profit and that, in accordance with such policy, it not vary its portfolio investments except to: (i) eliminate unsafe investments or investments not consistent with the preservation of capital or the tax status of the investments of the Pennsylvania Fund; (ii) honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; (iii) reinvest the earnings from portfolio securities in like securities; (iv) defray normal administrative expenses; or (v) maintain a constant net asset value pursuant to, and in compliance with, an order or rule of the Commission. Pennsylvania law as currently in effect eliminates the necessity for the foregoing investment policies. Since such policies are fundamental policies of the Pennsylvania Fund, which can only be changed by the affirmative vote of a majority (as defined under the Investment Company Act) of the outstanding shares, the Pennsylvania Fund continues to be governed by such investment policies.

The foregoing is a general and abbreviated summary of the state tax laws for each State Fund as presently in effect. For the complete provisions, reference should be made to the applicable state tax laws. The state tax laws described above are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of each State Fund should consult their tax advisers about other state and local tax consequences of their investment in such State Fund.

GENERAL INFORMATION

Description of CMA Multi-State Municipal Series Trust and State Fund Shares

The Trust is an unincorporated business trust organized on February 6, 1987 under the laws of Massachusetts. The Declaration of Trust provides that the Trust shall comprise separate series, each of which will consist of a separate portfolio that will issue a separate class of shares. Presently, the Arizona, California, Connecticut, Massachusetts, Michigan, New Jersey, New York, North Carolina, Ohio and Pennsylvania Funds are the only series of the Trust offering their shares to the public. Each series currently has only one class of shares. The Trustees are authorized to create an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, to divide the shares into one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. Shareholder approval is not necessary for the authorization of additional series of the Trust. All shares have equal voting rights, except that only shares of the respective series are entitled to vote on the matters concerning only that series. Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective series and in net assets of such series upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders’ meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees.

The Declaration of Trust establishing the Multi-State Municipal Series Trust, as amended (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration provides that the name “CMA Multi-State Municipal Series Trust” refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and except for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard for his or her duties, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust but the Trust Property only shall be liable.

The obligations and liabilities of a particular series are restricted to the assets of that series and do not extend to the assets of the Trust generally. The shares of each series, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable. Holders of shares of any series are entitled to redeem their shares as set forth elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

Description of Tax-Exempt Fund Shares

The Tax-Exempt Fund is an unincorporated business trust organized on June 5, 1989 under the laws of Massachusetts. The Tax-Exempt Fund is the successor to a Massachusetts business trust organized on January 15, 1981. The Fund is a no-load, diversified, open-end investment company. The Declaration of Trust of the

Fund permits the Trustees to issue an unlimited number of full and fractional shares. Shares are fully paid and nonassessable by the Fund.

The Declaration of Trust does not require that the Fund hold annual meetings of shareholders. However, the Fund will be required to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of the Fund. The Fund also would be required to hold a special shareholders’ meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Declaration of Trust provides that a shareholders’ meeting may be called for any reason at the request of 10% of the outstanding shares of the Fund or by a majority of the Trustees. Except as set forth above, the Trustees shall continue to hold office and appoint successor Trustees.

The Declaration of Trust establishing the Tax-Exempt Fund refers to the Trustees collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Tax-Exempt Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Tax-Exempt Fund but the Trust Property only shall be liable. Copies of the Declaration of Trust, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, to divide the shares into one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Tax-Exempt Fund. The Fund currently has a single class of shares. Each share represents an equal proportionate interest in the Tax-Exempt Fund with each other share. Upon liquidation of Tax-Exempt Fund, shareholders are entitled to share pro rata in the net assets of Tax-Exempt Fund available for distribution to shareholders. Shares have no preemptive or conversion rights. The rights of redemption and exchange are described elsewhere herein and in the Prospectus of Tax-Exempt Fund. Shares of Tax-Exempt Fund are fully paid and non-assessable by Tax-Exempt Fund.

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Trustees and on other matters submitted to the vote of shareholders. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all of the Trustees of Tax-Exempt Fund, in which event the holders of the remaining shares are unable to elect any person as a Trustee. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Tax-Exempt Fund except under certain limited circumstances set forth in the Declaration of Trust.

Independent Auditors

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1008, has been selected as the independent auditors of the Trust and the Tax-Exempt Fund. The selection of independent auditors is subject to approval by the non-interested Trustees of the Funds. The independent auditors are responsible for auditing the annual financial statements of each Fund.

Accounting Services Provider

State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for each Fund.

Custodian

State Street Bank and Trust Company (the “Custodian”), P.O. Box 1713, Boston, Massachusetts 02101 acts as custodian of each Fund’s assets. The Custodian is responsible for safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on each Fund’s investments.

Transfer Agent

Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as each Fund’s Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See “Your Account — How to Buy, Sell and Transfer Shares — Through the Transfer Agent” in the Prospectus.

Legal Counsel

Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019-6018, is counsel for the Trust and the Tax-Exempt Fund.

Reports to Shareholders

The fiscal year of each Fund ends on March 31. Each Fund sends to its shareholders, at least semi-annually, reports showing each Fund’s portfolio and other information. An Annual Report, containing financial statements audited by independent auditors, is sent to shareholders each year.

Shareholder Inquiries

Shareholder inquiries may be addressed to each Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

The Prospectus and this Statement of Additional Information with respect to the shares of each Fund do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which each Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

The Cash Management Account financial service program is also marketed by Merrill Lynch under the registered service mark “CMA.”

To the knowledge of the Funds, no person or entity owned beneficially 5% or more of any Fund’s shares as of July 5, 2002, except that the following persons owned beneficially 5% or more of the California and North Carolina Funds:

Name	Address	Percent of Fund
Ronda E. Kornfeld	800 Scudders Mill Road Plainsboro, New Jersey 08536	8.99% of North Carolina Fund

Bobby R. Johnson and Donna V. Johnson	800 Scudders Mill Road Plainsboro, New Jersey 08536	7.23% of California Fund

Ralph W. Ketner	800 Scudders Mill Road Plainsboro, New Jersey 08536	6.12% of North Carolina Fund

FINANCIAL STATEMENTS

Each Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its respective 2002 Annual Report. You may request a copy of each Annual Report at no charge by calling (800) 637-3863 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

APPENDIX A

ECONOMIC AND FINANCIAL CONDITIONS IN ARIZONA

The following information is a brief summary of factors affecting the economy of the State of Arizona and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

Over the past several decades, the State’s economy has grown faster than most other regions of the country as measured by nearly every major indicator of economic growth, including population, employment and aggregate personal income. Although the rate of growth slowed considerably during the late 1980’s and early 1990’s, the State’s efforts to diversify its economy have enabled it to achieve, and then sustain, steady growth rates in recent years. Specifically, Arizona experienced 8% growth annually in 1998, 1999 and 2000. While jobs in industries such as mining and agriculture have diminished in relative importance to the State’s economy over the past two decades, substantial growth has occurred in the areas of aerospace, high technology, light manufacturing, government and the service industry. Other important industries that contributed to the State’s growth in past years, such as construction and real estate, have rebounded from substantial declines during the late 1980’s and early 1990’s. Although the construction sector has experienced a moderate slowing since 1999, it is predicted to continue expanding. Overall, the State’s economy is expected to begin to recover from the general economic slowdown of 2001, and to begin growing, though at a more sustainable rate, throughout 2002 and 2003.

Arizona’s strong economy, warm climate and reasonable cost of living, coupled with the economic problems and adverse climatic conditions experienced from time to time in other parts of the country, have encouraged many people to move to the State. According to the 2000 Census, during the decade of the 1990s, the State’s population increased 30% to 4.87 million; the population is predicted to increase approximately 2.7% annually through 2002. Population estimates for 2001 indicate that Arizona’s population is now more than five million. Arizona is the second fastest growing state in the nation, with a projected population of 6.2 million by 2010. Between 1990 and 2000, Maricopa County, the State’s most populous county, also had the single largest population inflow (in absolute terms) of any county in the country and now has a population of approximately 3 million, a 44.8% increase from 1990, making Maricopa County the 4th most populous county in the United States.

Part of the State’s recent popularity can be attributed to the favorable job climate. For the period from 1993 to 1998, Arizona had the nation’s second highest job growth rate, up 33% to more than two million jobs. From 1990 to 1999, the State added more than 592,300 private sector jobs. Though the rate slowed moderately in 1999, Arizona’s job growth still ranked second in the nation. Job growth was 4.3% in 2000, and after a loss of jobs in 2001, Arizona is predicted to stabilize and show a slight increase in 2002. A relatively sound United States economy, a stronger economy in California (which historically has been a prime market for Arizona goods and services), a recovery in Asian markets, and continued growth in retail trade, manufacturing and services should enable the State to realize modest gains. Unemployment declined from an average of 5.5% in 1996 to 3.9% in 2000, but has increased from 3.8% in February of 2001 to 6.0% in February of 2002.

The State’s recent economic growth enabled Arizona’s residents to realize substantial gains in personal income. While the State’s per capita personal income generally varies between 5% and 15% below the national average due to such factors as the chronic poverty on the State’s Indian reservations, the State’s relatively high number of retirees and children, and the State’s below-average wage scale, the State’s per capita personal income nevertheless grew by 4.5% in 1999 and 6.2% in 2000. The gains in per capita personal income during this period have also led to steady growth in retail sales. Average retail sales grew 8.9% in 2000, are expected to decline by 1.0% in 2002, and are expected to grow 6.5% in 2003.

After improving substantially in recent years, the State government was faced with a budget deficit for fiscal year 2003 of around $930 million. The State had significant budget surpluses each year from 1993 through 1998,

A-1

after experiencing several years of budget shortfalls requiring mid-year adjustments. During fiscal year 1999, significant portions of the accumulated surpluses were committed to construction and renovation of public school facilities, reducing the projected surplus at June 30, 1999 to approximately $70 million. In June of 2002, the Governor allowed the State’s $7 billion budget for the 2003 fiscal year to become law without her signature. An amendment to the State’s Constitution requiring a  2/3 majority vote in both houses of the Legislature to pass a tax or fee increase constrains the State’s ability to raise additional revenue if needed, and the balance of the State’s surplus revenues in a rainy-day fund created to protect against such an eventuality has been reduced from $373 million at June 30, 2001 to $40 million currently. In addition, the 2003 budget calls for the use of certain of these rainy day funds.

In 1994, the Arizona Supreme Court declared the then-current system for funding construction and maintenance of the State’s public schools to be unconstitutional on the ground that it resulted in substantial disparities in the nature and condition of capital facilities in the State’s public schools. After several efforts, the State Legislature, in 1998, adopted legislation which establishes a State Facilities Board to set uniform minimum capital facilities standards for Arizona’s public schools, with funding for any new facilities or renovations to be provided on a pay-as-you-go basis from a new School Facilities Fund, which was originally intended to be capitalized by annual State appropriations. In addition, the voters of the State, at the November 7, 2000 general election, approved a proposal to impose a  6/10 of 1% statewide sales tax to augment the School Facilities Fund. Collections from this tax, however, have been significantly less than predicted, and as part of the 2003 budget, the State plans to finance school facility construction in part through the use of lease financing. In addition, under limited circumstances, the voters in a local school district can authorize the issuance and sale of bonds to pay for the acquisition or construction of capital facilities in the district that exceed the State’s established minimum standards. This legislation does not effect the obligation or ability of the districts to pay debt service on currently outstanding bonds.

Maricopa County is the State’s most populous and prosperous county, accounting for nearly 60% of the State’s population and a substantial majority of its wage and salary employment and aggregate personal income. Within its borders lie the City of Phoenix, the State’s largest city and the seventh largest city in the United States, and the Cities of Scottsdale, Tempe, Mesa, Glendale, Chandler and Peoria, as well as the Towns of Paradise Valley and Gilbert. Good transportation facilities, substantial pools of available labor, a variety of support industries and a warm climate have helped make Maricopa County a major business center in the southwestern United States.

Once dependent primarily on agriculture, Maricopa County has substantially diversified its economic base. Led by the service sector, which includes transportation, communications, public utilities, hospitality and entertainment, trade, finance, insurance, real estate and government, the County achieved an average annual employment growth rate of 4.5% or more each year from 1995 through 2000. In addition, several large, publicly traded companies, such as The Dial Corp., Phelps Dodge and Petsmart, have their national headquarters in Maricopa County, while others, such as Motorola, Intel and Honeywell, conduct major operations there. A variety of professional sports teams are based in Maricopa County, including the Phoenix Suns (NBA basketball), the Arizona Cardinals (NFL football), the Phoenix Coyotes (NHL hockey), and the Arizona Diamondbacks (MLB baseball).

Pima County is the State’s second most populous county, and includes the City of Tucson. Traditionally, Pima County’s economy has been based primarily upon manufacturing, mining, government, agriculture, tourism, education and finance. Hughes Aircraft, which transferred its Hughes Missile Systems division to Tucson several years ago, and several large mining companies, including BHP Copper, ASARCO and Phelps Dodge, anchor the non-public sector of the Tucson economy. During the past decade, Pima County, and Tucson in particular, has become a base for hundreds of computer software companies, as well as a number of companies operating in the areas of environmental technology, bioindustry and telecommunications. In addition, the Arizona Diamondbacks, the Colorado Rockies and the Chicago White Sox all conduct their baseball spring training operations in the county. Pima County traditionally experiences more modest annual job growth, averaging 2.0%-2.5%.

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APPENDIX B

ECONOMIC AND FINANCIAL CONDITIONS IN CALIFORNIA

The following information is a brief summary of factors affecting the economy of the State of California and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

General Economic Conditions

The economy of the State of California (referred to herein as the “State” or “California”) is the largest among the 50 states and is one of the largest in the world, having major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California’s economy slipped into a moderate recession in early 2001, losing 249,300 jobs between January and November of 2001. The recession was concentrated in the state’s high-tech sector and tourism industry. The latter was hit hard by the September 11 terrorist attacks. From November 2001 to April 2002, employment grew by 46,300 jobs, as the state began to recover. But the recovery has been slow so far, and unemployment continues to rise. Unemployment has risen from 4.7 percent in February 2001 to 6.4 percent in April 2002. (See “Current State Budget” below.)

California’s July 1, 2001 population of nearly 35 million represented over 12 percent of the total United States population.

California’s population is concentrated in metropolitan areas. As of the April 1, 2000 census 97 percent of the State’s population resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2000, the five-county Los Angeles area accounted for 48 percent of the State’s population with over 16.0 million residents and the 10-county San Francisco Bay Area represented 21 percent of the State’s population with a population of over 7.0 million.

Non-farm employment this year is likely to be up about 1.0 percent from 2001. Further growth is projected in 2003, the year’s average growth expected to be 2.7 percent. The unemployment rate — a lagging indicator — is forecast to edge up to 6.4 percent this year from a 6.0 percent average in 2001, and then decline to 5.7 percent in 2003.

Construction trends are expected to be mixed. Low interest rates and a large backlog of unmet demand should encourage further gains in new residential construction, with 153,000 new units forecast to be authorized by building permits in 2002, up from 149,000 in 2001. Next year, homebuilding is expected to decline to 148,000 units.

Although California has avoided the commercial construction excesses of the 1980s, slower job growth, coupled with new supply already under construction, will result in rising commercial and retail vacancy rates, which in turn will discourage new construction starts. After several years of strong double-digit growth, nonresidential permit values (not adjusted for inflation) are expected to slow this year, but edge back up in 2003.

The weakness in personal income growth in the current year is assumed to be primarily driven by a drop in capital gains as well as due to lower reduced stock option income. Capital gains for the 2001 tax year are estimated to have decreased by 60 percent to $47 billion, and are projected to slowly recover with a 5 percent increase in 2002. Stock options are estimated to have dropped by almost 45 percent, to $44 billion in 2001 and are forecast to decline by another 30 percent in 2002, to $31 billion.

Prior Fiscal Years’ Financial Results

The combination of resurging exports, a strong stock market, and a rapidly-growing economy in 1999 and early 2000 resulted in strong growth in General Fund revenues during fiscal year 1999-2000. Currently, however, both the nation and the State are experiencing an economic downturn.

2000-2001 Fiscal Year Budget.    The 2000-2001 Budget Act (the “2000 Budget Act”), signed by the Governor on June 30, 2000, was enacted on time for the second consecutive year. The spending plan assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-2000 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-2000 and reflected the use of $5.5 billion from the State budget reserve available from surpluses in the prior year. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-2001 was for one-time expenditures and investments.

At the time the 2000 Budget Act was signed, the Department of Finance estimated the June 30, 2001 State budget reserve balance to be $1.781 billion. In addition, the Governor held back $500 million as a set-aside for litigation costs. The Governor vetoed just over $1 billion in General Fund and special fund appropriations from the Budget approved by the Legislature, in order to achieve the budget reserve. Because of the State’s strong cash position, the State announced that it would not undertake a revenue anticipation note borrowing in 2000-2001.

The 2000 Budget Act included special fund expenditures of $15.6 billion, and bond fund expenditures of $5.0 billion. Special fund revenues were estimated at $16.5 billion.

Current State Budget

Background.    The 2001-2002 Governor’s Budget, released January 10, 2001 estimated 2001-2002 General Fund revenues and transfers to be about $79.4 billion and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2000-2001. The Governor proposed budget reserves in 2001-2002 of $2.4 billion, including $500 million for unplanned litigation costs.

The May Revision to the 2001-2002 Governor’s Budget disclosed a reversal of the recent General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The 2001-2002 Budget Act projects General Fund revenues in 2001-2002 will be about $75.1 billion, a drop of $2.9 billion from revised 2000-2001 estimates. Most of the drop is attributed to the personal income tax, which reflects both slower job and wage growth and a severe decline in capital gains and stock option income, which is included in personal income tax statistics.

Fiscal Year 2001 Budget Act.    The Fiscal Year 2001-2002 Budget Act (the “2001 Budget Act”) was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The Governor vetoed almost $500 million General Fund expenditures from the budget passed by the Legislature. The spending plan for 2001-2002 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the Special Fund for Economic Uncertainties at June 30, 2002 of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the Department of Water Resources for power purchases will be repaid with interest. See “Recent Developments Regarding Natural Gas and Electricity” below.

The 2001 Budget Act also included Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes on October 4, 2001 as part of its cash management program.

Some of the important features of the 2001 Budget Act were the following:

1.  Proposition 98 per pupil spending was increased by 4.9 percent to $7,002. Total General Fund spending of $32.4 billion for K-12 education fully funds enrollment and cost of living increases and also provides additional funding for a number of programs, such as teacher and principal training programs, instructional and student achievement improvement programs, energy cost assistance, and high-tech high schools.

2.  Higher education funding was increased to allow for enrollment increases at both the University of California and the California State University system with no fee increases. Additional funding was also provided for 3 percent student growth at community colleges.

3.  Health, welfare and social services generally were fully funded for anticipated caseload growth. The 2001 Budget Act adopted an Administration proposal to utilize $402 million of tobacco litigation settlement payments to fund certain health programs.

4.  In addition to $4.3 billion of continuing tax relief, the 2001 Budget Act contained about $125 million in new General Fund tax relief, primarily for senior citizens property tax assistance and certain new tax credits aimed at rural areas and agricultural equipment. As noted above, the Legislature modified the law permitting a 0.25 percent cut in the state sales tax rate if the General Fund reserve exceeds three percent of revenues in the current fiscal year. This change was not expected to impact the 2001-2002 fiscal year.

5.  The 2001 Budget Act altered the six-year transportation funding plan started in the 2000-2001 fiscal year. The Legislature postponed for two years the transfer of sales taxes on gasoline to support transportation programs, and this transfer will take place during the 2003-2004 to 2007-2008 fiscal years. As a result, $2.5 billion of these sales tax revenues will remain in the General Fund over the 2001-2002 and 2002-2003 fiscal years. To allow all current projects to remain on schedule through 2002-2003, the legislation authorized certain internal loans from other transportation accounts. Part of the 2001 Budget Act compromise was an agreement to place on the March 2002 statewide ballot a constitutional amendment which would make permanent, after 2007-2008, the dedication of sales taxes on gasoline to transportation purposes. The constitutional amendment passed with 69.1% voting for the proposal.

6.  The 2001 Budget Act provided significant assistance to local governments including $232.6 million for the COPS and county juvenile justice crime prevention programs, $209 million for mental health and social services, $154 million for street and road maintenance, $124 million for various public safety programs and $34 million for environmental protection.

2002-2003 Proposed Governor’s Budget.    The Proposed 2002-2003 Governor’s Budget, released on January 10, 2002 (the “2002-2003 Governor’s Budget”), projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal Income Tax receipts, which include stock option and capital gains realizations, are particularly impacted by the slowing economy and stock market decline. As a result, the Governor projected a combined budget gap for 2001-2002 and 2002-2003 of approximately $12.5 billion.

The May Revision to the 2002 Governor’s Budget (the “May Revision”) projected further deterioration in revenues of $9.5 billion and additional costs of $1.6 billion over the 2001-2002 and 2002-2003 fiscal years. As a result, the combined budget gap for 2001-2002 and 2002-2003 rose from the $12.5 billion estimated in January to $23.6 billion.

The May Revision projected revenues from the three largest sources of tax revenue (personal income, sales and use and corporation) to be about $61.1 billion in 2001-2002. This is $3.8 billion lower than projected in the 2002 Governor’s Budget ($64.9 billion) and $11.7 billion lower than the final estimates for 2000-2001. Most of the decline in projected tax revenues is attributable to the personal income tax. Total revenues and transfers, projected to be $73.8 billion in 2001-2002, include the repayment of $6.7 billion from the sale of Department of Water Resources Revenue Bonds and other sources to repay General Fund loans with interest. The Power Bonds were originally expected to be sold in June 2002. However, the cash flows now show that the sale is anticipated to occur by the end of October, 2002. See “Recent Developments Regarding Natural Gas and Electricity.” The May Revision projected major General Fund tax revenues of $70.6 billion and total General Fund revenues and transfers of $78.6 billion for 2002-2003.

In early June, actual receipts reported by the State Controller’s Office for the month of May were $372 million below forecast, on a fund cash basis. This was attributable to an overstated estimate of fund cash by the Department of Finance for the month in the range of $344 million. The Department of Finance bases its budgetary revenue forecast on receipts on the Agency cash basis, not fund cash basis. Therefore, these lower receipts on a cash basis do not translate into a significant change in budgetary revenues.

The Governor proposed to close the $23.6 billion budget gap through a combination of spending reductions and revenue proposals, as well as the maximum fiscally responsible level of fund shifts, loans, accelerations, transfers and deferrals:

1.  Expenditure reductions in the 2001-2002 and 2002-2003 fiscal years (from currently budgeted and projected expenditures based on current programs) totaling about $7.597 billion. This includes the proposals made by the Governor in November 2001, which were substantially enacted by the Legislature.

2.  The receipt of $4.5 billion in 2002-2003 from the securitization (sale) of a large portion of the State’s future receipt of payment from tobacco companies from the settlement of litigation against those companies.

3.  A total of $1.729 billion in loans from various funds, including $1.095 billion from transportation funds.

4.  The shift of $1.327 billion of expenditures from the General Fund to other funding sources, such as special funds and proposed future bond funds.

5.  General Fund savings of $1.276 billion in 2002-2003 from a temporary reduction in the Vehicle License Fee offset level from 67.5 percent to 25 percent for the 2003 calendar year only.

6.  The receipt of $1.2 billion additional revenues in 2002-2003 from a two-year suspension of the net operating loss provisions in current law.

7.  General Fund savings of $1.149 billion from a one-month deferral of certain education disbursements from 2001-2002 to July 2002. This total includes $76 million for the Instructional Time and Staff Development Reform Program, $61 million for the Standardized Testing and Reporting Program, $39 million for Beginning Teacher Support and Assistance, $713 million for Targeted Instruction Improvement Block Grant, $144 million for High Achieving/Improving Schools, and $116 million for community colleges.

8.  General Fund savings of $1.083 billion ($223 million in 2001-2002 and $860 million in 2002-2003) from the Treasurer’s Debt Restructuring Plan to amortize the State’s long-term debt to more closely approximate level annual debt service costs rather than the level annual principal. The plan also includes the issuance of refunding debt to pay selected maturities of general obligation bonds due between February 2002 and June 2004.

9.  Anticipated increases in federal funding for health and human services programs, security/bioterrorism and other areas totaling about $1.081 billion.

10.  Additional revenue of $938 million in 2002-2003 due to Federal Tax Conformity ($432 million) and Tax Compliance ($506 million). The former is comprised of a new proposal to change California tax law to conform with federal tax law regarding accounting for bad debt reserves for large banks as well as the pension and individual retirement account conformity package included in the Governor’s Budget, which was passed by the Legislature and signed by the Governor on May 8, 2002. The latter is comprised of various proposals such as waiving penalties and interest on delinquent accounts, increasing collection activities, ensuring proper auditing of tax credits and improving the effectiveness of the tax protest and settlement programs.

11.  Accelerations and transfers from other funds to the General Fund totaling $1.287 billion.

12.  Additional revenues of $475 million in 2002-2003 from a 50-cent increase in the tobacco excise tax.

All of these proposals are subject to consideration by the Legislature and, in some cases, action by other bodies, such as the federal government. The final outcome of these proposals will be known in the upcoming months.

Despite the challenge represented by the severe revenue decline and the budget gap, the May Revision contains the following major components:

1.  The May Revision proposed a 4.8 percent increase in K-12 funding for 2002-2003 above the revised 2001-2002 estimates. This would provide funding for K-12 schools above the minimum requirement under Proposition 98 at the Test 2 level, fully funding statutory growth and cost-of-living adjustments. Total Proposition 98 expenditures for education would be about $7,186 per pupil, an increase from the estimated level of $6,618 for 2001-2002. In addition, the May Revision preserves funding for key education initiatives including teacher development and recruitment, instructional materials, class size reduction, assisting low performing schools, and before and after school care expansion.

2.  Although the May Revision proposes to reduce funding for higher education by 0.6 percent in 2002-2003 compared to the revised estimates for 2001-2002, the proposed reductions are intended to have no direct effect on core classroom instructional needs. In spite of budget constraints, the May Revision provides full funding for enrollment increases at the University of California, California State University and the Community Colleges. The May Revision also continues funding for the new University of California campus at Merced, scheduled to open in the fall of 2004.

3.  The Governor proposed a total of $30 billion in new general obligation bonds for local school construction and higher education facilities to be included in amounts of $10 billion each on the 2002, 2004 and 2006 statewide ballots. Almost all of the last voted bond authorization, $9.2 billion approved in 1998, has been allocated.

4.  Youth and adult corrections expenditures will be reduced by 3.7 percent from the previous year, reflecting slowing inmate population growth, while protecting public safety. Health and human services expenditures will be reduced by 5.3 percent, while providing health insurance coverage for children and critical care programs for seniors. Combined expenditures for other programs, such as transportation, resources, environmental protection, general government and tax relief, will be reduced by 4.2 percent in the aggregate. Many capital outlay projects currently funded out of the General Fund are proposed to be funded with bond funding.

5.  In addition to the 6,600 positions eliminated since 1999, the May Revision proposes to eliminate an additional 4,000 state government positions. The first priority for elimination in each department will be vacant positions not required to maintain critical public health and safety functions. A process will be established for the elimination of filled positions in accordance with state laws, regulations and Memoranda of Understanding with represented employees.

Final action on the Fiscal Year 2002-2003 Budget Act will occur following negotiations with the Legislature and the Governor.

Future Budgets

It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

Ratings

Currently the following ratings for the State of California general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Fitch, Inc. (“Fitch”):

Fitch	Moody’s	S&P
AA	Al	A+

On April 18, 2001, Fitch placed the State’s “AA” rating on Rating Watch Negative and on April 24, 2001, S&P dropped the State’s rating two notches and placed the State’s “A+” rating on CreditWatch with negative implications. In June 2001, S&P dropped CreditWatch, noting the $4.3 billion bridge loan obtained by the State. (See “Recent Developments Regarding Natural Gas and Electricity” below.) S&P continues to reflect a negative outlook. On May 15, 2001, Moody’s dropped the State’s rating to Aa3. Each of these actions were because of the drain on the State’s budget reserve arising out of payments to purchase power for the State.

These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies.

Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

Recent Developments Regarding Natural Gas and Electricity

During the past year California has experienced difficulties with the prices and supplies of natural gas and electricity in much of the State. These difficulties are likely to continue for several years. The State Department of Finance believes there is potential for economic disruption if power supplies are interrupted, and that longer term business investment and location decisions may be adversely affected by potential disruptions.

Shortages of electricity available within the service areas of California’s three investor-owned utilities (the “Utilities”) have resulted in the need to implement rotating electricity blackouts, affecting millions of Californians, on several occasions since the start of 2001. Following the first incidence of such blackouts in January 2001, the Governor proclaimed a state of emergency to exist in California under the California Emergency Services Act on the basis that the electricity available from California’s Utilities was insufficient to prevent widespread and prolonged disruption of electric service in California. The Governor directed the State Department of Water Resources (“DWR”) to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency. The Governor’s proclamation under the Emergency Services Act was followed by the enactment of legislation authorizing the DWR power supply program described below and related orders of the California Public Utilities Commission (“CPUC”).

The DWR began selling electricity to 10 million retail electric customers in California in January 2001. The DWR purchases power from wholesale supplies under long-term contracts and in short-term and spot market transactions. DWR electricity is delivered to the customers through the transmission and distribution systems of the IOUs and payments from the customers are collected for DWR by the Utilities pursuant to servicing arrangements ordered by the CPUC. The Power Supply Program is expected to supply the shortfall (the “net short”) between the amount of electricity required by customers of the Utilities and the amount of electricity furnished to customers by the Utilities until December 31, 2002. The Governor and the CPUC are developing plans for the provision of the net short after 2002, including plans to enable each of the IOUs to be able to furnish the portion of the net short not provided by DWR’s long-term contracts (the “residual net short”). Alternatively, it is possible that the authorization of DWR to provide the residual net short will be extended by legislation or that another State agency will be authorized to develop a successor program.

The DWR’s power supply program has been financed by unsecured loans from the General Fund (and certain other funds) of the State, plus retail customer payments received by DWR. As of May 31, 2002, the DWR had, since the start of the program on January 17, 2001, incurred power purchase obligations and administrative expenses aggregating slightly more than $13 billion, of which $6.2 billion was advanced from the General Fund (of which $116 million has already been repaid) and $5.2 billion was paid from retail customer payments received by the DWR. Advances from the General Fund ceased in June 2001 after DWR arranged secured loans from banks and other financial institutions (the “Interim Loans”), providing net proceeds aggregating approximately $4.1 billion.

The DWR initially hoped to sell revenue bonds in fall of 2001, to repay the then outstanding loans from the State (with accrued interest) and to provide working capital for the DWR power supply program. It is also anticipated that the issuance of the revenue bonds will be used in part to repay the bridge loans. Sale of the bonds has been delayed since mid-2001 by a number of factors including legal challenges. The State may make additional loans or other advances from the State General Fund to support the DWR power supply program subsequent to the issuance of the DWR revenue bonds. Alternative sources of additional funding for the power supply program (if needed) would be rate increases and additional revenue bonds or other obligations. The principal amount of revenue bonds that can be issued by the DWR may not exceed $13.4 billion.

The terms of the Interim Loans require that the DWR revenue bond proceeds be used to prepay the Interim Loans before being used to repay the State loans or to pay expenses of the Power Supply Program. Unless the Interim Loans are prepaid, Interim Loan principal is payable in eleven quarterly installments commencing on April 30, 2002. Currently, there is $3.8 billion outstanding. Interest is payable at variable rates tied to market indices. Interest was capitalized through February 2002, and thereafter principal and interest are payable solely from revenues from power sales and other funds of the Power Supply Program after provision is made for the payment of power purchase costs and other operating expenses of the Power Supply Program. The Interim Loans are not a general obligation of the State and are not repayable from or secured by the General Fund. The loan agreement does not provide for acceleration of the Interim Loans if DWR is not in compliance with the terms of the loan agreement. DWR’s current revenue requirement includes amounts sufficient to pay scheduled Interim Loan debt service until a new revenue requirement can be implemented.

Delays in issuing the DWR revenue bonds would in turn delay the DWR’s planned loan repayments to the General Fund and may require additional loans from the General Fund. If State loans to the DWR affect available resources to pay for normal State operations, the State could issue short-term obligations to maintain adequate cash reserves. The State has issued short-term obligations in the past to meet its cash flow needs.

On April 6, 2001, Pacific Gas & Electric (“PG&E”), a Utility, filed for voluntary protection under Chapter 11 of the federal Bankruptcy Code. The bankruptcy proceedings (hereafter the “PG&E Bankruptcy”) are pending in U.S. Bankruptcy Court in San Francisco, California. During the PG&E Bankruptcy, it is anticipated that PG&E’s operations will continue under current management, while the Bankruptcy Court decides on the allocation of PG&E’s available cash flow and assets among its various creditors. The State has filed numerous claims as a creditor of PG&E, including, but not limited to, claims for income and property taxes, regulatory fees, fines and penalties and environmental fees, fines and penalties. PG&E or other parties to the PG&E Bankruptcy may seek to have the Bankruptcy Court take actions that affect prices charged to end users for electricity or affect existing contracts for purchase or sale of electricity. Bankruptcies involving large and complex companies typically take several years to conclude. PG&E’s parent company, PG&E Corp., has not filed for bankruptcy protection. On September 20, 2001, PG&E filed its reorganization plan with the Bankruptcy

Court. The plan seeks an extensive restructuring of PG&E’s business and the transfer of certain of its assets, including its electric and gas transmission assets, to newly created limited liability companies. PG&E has also filed the plan at FERC, the Securities and Exchange Commission and the Nuclear Regulatory Commission seeking their approval of the elements under their jurisdiction. On November 27, 2001, the CPUC filed its opposition to the PG&E disclosure statement describing the reorganization plan. On February 27, 2002, the CPUC filed a term sheet on an alternate plan of reorganization. The Bankruptcy Judge accepted the term sheet, and ordered the CPUC to file a plan of reorganization and disclosure statement by April 15, 2002 with no date set for a hearing. On April 3, 2002, PG&E filed an amended disclosure statement and plan of reorganization. A hearing on PG&E’s amended plan of reorganization was held on April 11, 2002. On April 15, 2002, the CPUC filed an alternate plan of reorganization and disclosure statement. Both plans have been submitted to the creditors for voting. The Bankruptcy Judge has scheduled July 17, 2002 as the date for filing objections for both plans and August 12, 2002 as the date by which creditors must return their ballots accepting or rejecting the plans.

Southern California Edison (“SCE”), a Utility, has not sought protection of or been forced into bankruptcy, although this may change in the future. SCE has entered into a Memorandum of Understanding with the Governor designed to strengthen its financial condition.

All three Utilities have applications pending before the CPUC seeking authorization to increase rates further to recover past losses and increase future revenues. On October 2, 2001, SCE and the CPUC announced the proposed settlement of certain pending litigation which is intended to allow SCE to recover from ratepayers a substantial portion of its accumulated debts. The settlement was approved by the federal District Court on October 5, 2001. A consumer group has appealed that decision. The group’s motions for stay of judgment pending appeal have been denied by both the District Court (on remand) and the appellate court. Oral argument on that appeal occurred on March 7, 2002, but the Court has not yet ruled. Edison had previously indicated that it might seek bankruptcy law protection if the Legislature did not enact legislation to assist its financial recovery. See “Pending Litigation” below for a discussion of related lawsuits. The amount and timing of further rate increases for electricity supplied by DWR and the Utilities may be affected by a number of factors, including rehearings and appeals of the applicable CPUC orders and the PG&E Bankruptcy.

A number of lawsuits have been filed concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for electricity and natural gas purchases made by the Utilities and the California Independent System Operator; continuing obligations of certain small power generators; and antitrust and fraud claims against various parties. (See “Pending Litigation” below for a discussion of certain of these lawsuits and further discussion of the PG&E Bankruptcy.)

California imports a substantial amount of its natural gas. Limited gas transmission pipeline capacity into California and a major pipeline break in New Mexico during the summer of 2000, coupled with increases in wholesale prices for natural gas in the United States, have resulted in substantial price increases that are being passed on to business and residential consumers. Also, local municipalities and governmental entities are paying increased service costs, which might negatively impact their budgets. Pipeline expansion is planned but will not be complete for several years. Nationwide, relatively high prices for natural gas are likely to persist for several years. Supplies of natural gas in northern and central California are also being affected by the financial difficulty of the utility company serving that region. Shortages of natural gas supplies could adversely affect the economy, and particularly generation of electricity, much of which is fueled by natural gas.

Since January 2001, the Governor and Legislature have implemented a number of steps through new laws and Executive Orders to respond to the energy problems in the State. These steps include expediting power plant construction and other means of increasing electricity supplies, implementing vigorous energy conservation programs, and entering into long-term power supply and natural gas supply contracts to reduce reliance on spot markets. The Governor believes the combination of these steps, along with moderate temperatures, allowed the State to avoid any electricity interruptions during the peak summer energy demand season.

While the State expects that over time the measures described above, coupled with conservation, load management and improved energy efficiency, will continue to enable the State to avoid disruptions of the supply of electricity to the public, and will maintain lower wholesale power prices and ultimately promote the financial recovery of the Utilities, the situation continues to be fluid and subject to many uncertainties. There can be no assurance that there will not be future disruptions in power supplies or related developments which could adversely affect the State’s economy, and which could in turn affect State revenues, or the health and comfort of its citizens. Further, the PG&E Bankruptcy interjects a new party, the federal Bankruptcy Court, into the making of decisions regarding future electricity costs and the role of PG&E. There can be no assurance that there will not be future disruptions in energy supplies or related developments that could adversely affect the State’s and local governments’ economies, the State’s business climate and that could in turn affect State and local revenues.

Local Governments

The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to over 9,800,000 (Los Angeles). Counties are responsible for providing many basic services, including indigent healthcare, welfare, jails and public safety in unincorporated areas. There are also about 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of “Proposition 13” in 1978 and other constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local governmental entities, and have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of the post-Proposition 13 aid to local government entities other than K-14 education districts, by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also has provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. Local governments sued the State (Sonoma County, et al. v. Commission on State Mandates, et al.) over these transfers. The appeals court denied the plaintiffs’ position and the subsequent appeal was not heard by the State Supreme Court.

Since then the State has also provided additional funding to counties and cities through various programs. The 2001 Budget Act and related legislation provide assistance to local governments, including $357 million for various local public safety programs, including the Citizens’ Option for Public Safety (“COPS”) program to support local front-line law enforcement, sheriffs’ departments for jail construction and operations, and district attorneys for prosecution, $154 million for deferred maintenance of local streets and roads, $60 million in assistance for housing, $209 million for mental health and social services and $34 million for environmental protection. For 2002-2003 the State proposes to continue to provide $121.3 million for the COPS program, approximately $134 million for deferred maintenance of local streets and roads, $38 million for environmental protection and hundreds of millions for health and human services. Nevertheless, the energy situation may have an impact on whether these moneys are actually allocated to the local governments. (See “Recent Developments Regarding Natural Gas and Electricity” above.)

The economies of various local governments may be negatively affected by the energy situation in California. (See “Recent Developments Regarding Natural Gas and Electricity” above.) Additionally, for the majority of local governments that do not have publicly owned utilities, the increased charges for power will have budgetary impact, but the degree of that impact cannot be ascertained at this time.

The entire Statewide welfare system was changed in response to the change in federal welfare law enacted in 1996. The federal block grant formula established in 1996 is operative through federal fiscal year 2002. Under the revised basic State welfare system, California Work Opportunity and Responsibility to Kids (“CalWORKs”), counties are given flexibility to develop their own plans, consistent with State law, to implement Welfare-to-

Work and to administer many of its elements and their costs for administrative and support services are capped at 1996-1997 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified Welfare-to-Work outcomes. Under CalWORKs, counties will still be required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.

Administration of the CalWORKs program is largely at the county level, and the counties receive financial incentives for success in this program. Beginning in 2000-2001, county performance incentive earnings are subject to Budget Act appropriation. Counties will have earned $1.2 billion through the end of 2001-2002, but have only spent $186.6 million through December 2001. Because the Department of Social Services (the “DSS”) has allocated $1.1 billion to counties, the majority of this funding currently resides in county bank accounts.

Recently, the federal government formally notified the DSS that the State is in violation of the federal Cash Management Act in drawing down federal Temporary Assistance to Needy Families (“TANF”) dollars for fiscal incentive purposes that were not going to be immediately spent by the counties. Under the Cash Management Act, those funds are to remain at the federal level until such time as a state is going to actually expend those funds. The DSS plans to recover the $600 million that is expected to remain unexpended by the counties. The May Revision to the 2002 Governor’s Budget proposes to use $169.2 million as a funding source in 2002-2003 to maintain CalWORKS funding within available resources and $120 million to fund a one-time augmentation to CalWORKS employment services. The remaining $310.8 million will be appropriated to counties for 2002-2003. In addition to $97 million in incentives earned prior to 2000-2001, $169.2 million may need to be paid to counties in the future. The $120 million would not need to be paid back because the counties would be required to waive their entitlement to these incentive funds as a condition for receipt of the one-time employment services augmentation.

Welfare caseloads have declined considerably with the implementation of the CalWORKs program. The 2002-2003 CalWORKS caseload is projected to be 524,000, up from 507,000 cases in 2001-2002. This represents a major improvement from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in 1994-1995. The longer-term impact of the Law and CalWORKS is being evaluated by the RAND Corporation, with a series of reports to be furnished and the final report to be released in 2002.

The 2001-2002 CalWORKs budget reflects that California has met the federally-mandated work participation requirements for federal fiscal years 1997, 1998, 1999, and 2000. Having met that goal, the federally-imposed maintenance-of-effort (“MOE”) level for California was reduced from 80 percent of the federal fiscal year 1994 baseline expenditures for the former Aid to Families with Dependent Children (“AFDC”) program ($2.9 billion) to 75 percent ($2.7 billion). It is expected that California will continue to meet the work participation goal in Federal fiscal year 2001 and beyond. In addition, it is assumed that California will receive a TANF High Performance Bonus award of $20 million in 2001-2002. This bonus will be awarded to states for their successes in moving welfare recipients to work and sustaining their participation in the workforce during Federal fiscal year 2001. California also received a TANF High Performance Bonus Award in 1999-2000 and 2000-2001 based upon the State’s success during Federal fiscal years 1999 and 2000 respectively.

In 2002-2003 it is anticipated that California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county MOE requirement. The May Revision includes total Ca1WORKs-related expenditures of $7.4 billion for 2002-2003, including child care transfer amounts for the Department of Education and the general TANF Block Grant reserve.

Authorization for the TANF program ends September 30, 2002. For the TANF program to continue, the U.S. Congress must pass, and the President must sign, legislation reauthorizing the program prior to that date. Although reauthorization could simply involve extending the funding period, it is more likely that Congress and the President will consider several key policy changes. It is unknown at this time how California’s TANF funding will be affected by reauthorization.

Historically, funding for the State’s trial court system was divided between the State and the counties. In 1997, legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. Since then, the county general purpose contribution for court operations was reduced by $386 million and cities are retaining $62 million in fine and penalty revenue previously remitted to the State.

Tobacco Litigation.    In late 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement agreement, the tobacco manufacturers agreed to pay California governments a total of approximately $25 billion (subject to adjustments) over a period of 25 years. Beyond 2025, payments of approximately $900 million per year will continue in perpetuity. Under a separate Memorandum of Understanding, half of the moneys will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). During Fiscal Year 2000-2001, the General Fund received $386 million in settlement payments. The 2001 Budget Act forecasts payments to the State totaling $488 million in 2001-2002 of which $86 million will go to the General Fund and the balance will be in a special fund to pay certain healthcare costs and debt service payments for a Tobacco Settlement securitization. The 2001 Budget Act forecasts payments to the State totaling $474 million in 2002-2003, which will be deposited in a special fund to pay certain healthcare costs and debt service payments for a tobacco settlement securitization.

The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the tobacco companies’ payments because of certain types of federal legislation, or decreases in cigarette sales. Settlement payments can increase due to inflation or increases in cigarette sales. The “second annual” payment, received in April 2002, was 15.3 percent lower than the base settlement amount due to reduced sales. Future payment estimates have been reduced by a similar percentage. In the event that any of the tobacco companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions, thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought a lawsuit challenging the settlement and seeking damages. (See “Constitutional and Statutory Limitations; Future Initiatives; Pending Litigation” below.)

Constitutional and Statutory Limitations; Future Initiatives; Pending Litigation

Constitutional and Statutory Limitations.    Article XIII A of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIII A provides that the maximum ad valorem tax on real property cannot exceed one percent of the “full cash value” of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on June 3, 1986, Proposition 46, an amendment to Article XIII A, was approved by the voters of the State of California, creating a new exemption under Article XIII A permitting an increase in ad valorem taxes on real property in excess of 1 percent for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness and (as a result of a constitutional amendment approved by California voters on November 7, 2000) on bonded indebtedness for school facilities and equipment approved by 55 percent of the voters voting on the bond measure, subject to certain restrictions. “Full cash value” is defined as “the county assessor’s valuation of real property as shown on the 1975-1976 tax bill under ‘full cash value’ or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment.” The “full cash value” is subject to annual adjustment to reflect increases (not to exceed two percent) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors.

On November 7, 2000, voters approved Proposition 39 called the “Smaller Classes, Safer Schools and Financial Accountability Act” (the “Smaller Classes Act”). The Smaller Classes Act amends Section 1 of Article XIII A, Section 18 of Article XVI of the California Constitution and Section 47614 of the California Education Code. Effective upon its passage, the newly added Section 18(b) of Article XVI allows an alternative means of seeking voter approval for bonded indebtedness by 55 percent of the vote, rather than the two-thirds majority required under Section 18 of Article XVI of the Constitution. The reduced 55 percent voter requirement applies only if the bond measure submitted to the voters includes certain restrictions, identifications and certifications. Section 1 (b)(3) of Article XIII A has been added to exempt levies to pay bonds approved by the reduced 55 percent voter requirement from the one percent ad valorem tax limitation of Section 1(a) of Article XIII A of the Constitution.

The Legislature enacted AB 1908, Chapter 44, which became effective upon passage of Proposition 39. AB 1908 amends various sections of the Education Code. Under amendments to Sections 15268 and 15270 of the Education Code, the following limits on ad valorem taxes apply in any single election: (1) for a school district, indebtedness shall not exceed $30 per $100,000 of taxable property; (2) for a unified school district, indebtedness shall not exceed $60 per $100,000 of taxable property; and (3) for a community college district, indebtedness shall not exceed $25 per $100,000 of taxable property. Finally, AB 1908 requires that a citizens’ oversight committee must be appointed who will review the use of the bond funds and inform the public about their proper usage and perform annual audits.

Article XIII B of the California Constitution limits the amount of appropriations of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local governments have financial responsibility for providing. To the extent that the revenues of the State and/or local governments exceed their appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt service costs are not included in the appropriations limit.

At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98. Proposition 98 changed State funding of public education below the university level and the operation of the state appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues.

Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor’s concurrence, to suspend the K-14 schools’ minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

During the recession in the early 1990’s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the “extra” Proposition 98 payments in one year as a “loan” from future years’ Proposition 98 entitlements and also intended that the “extra” payments would not be included in the Proposition 98 “base” for calculating future years’ entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from the 1991-1992 Fiscal Year to the 1993-1994 Fiscal Year.

In 1992, a lawsuit was filed, called California Teachers’ Association v. Gould, that challenged the validity of these off-budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years’ emergency loans to schools. Of the total $1.76 billion in loans, the State is repaying $935 million by forgiveness of the amount owed, while schools are repaying $825 million. The State’s share of the repayment is reflected as an appropriation above the current Proposition 98 base calculation. The schools’ share of the repayment counts either as appropriations that count toward satisfying the Proposition 98 guarantee, or as appropriations from “below” the current base. Repayments are spread over the eight-year period of the 1994-1995 Fiscal Year through the 2001-2002 Fiscal Year to mitigate any adverse fiscal impact.

Increased General Fund revenues, above initial budget projections, in the 1994-1995 through 2000-2001 Fiscal Years along with policy decisions to increase K-14 appropriations have resulted in retroactive increases in Proposition 98 appropriations from subsequent Fiscal Years’ budgets. Because of the State’s increasing revenues and emphasis on improving education resources, per-pupil funding at the K-12 level has increased by more than 65.2 percent from the level in place in 1994-1995, to an estimated $7,186 per pupil in 2002-2003.

Although total revenues (General Fund subject to the State Appropriations Limit (the “SAL”) and local property taxes) have increased steadily since 1994-95, the projected level of General Fund SAL revenue has declined by over $3.5 billion and $3.4 billion for 2001-2002 and 2002-2003, respectively, since the 2002-2003 Governor’s Budget. The estimate of the guarantee has increased $1.184 billion since the Governor’s Budget due primarily to increases in the California per capita personal income and average daily attendance. In response to the lower revised revenues for 2001-2002 and 2002-2003, and the increase in the Proposition 98 guarantee in the budget year, the May Revision proposes to defer $1.149 billion of undisbursed 2001-2002 appropriations. To further address the overall fiscal situation in the current year, the May Revision proposes to reappropriate over $503 million in unspent Proposition 98 funds from prior years to backfill an identical decrease to the 2001-2002 Proposition 98 appropriation level. The reductions in 2001-2002 Proposition 98 appropriations leave the total appropriation at $5.5 billion above the Test 3 guarantee level.

The revenue projection for 2002-2003 exceeds the revised 2001-2002 estimates by approximately $5.9 billion. The General Fund share of the guarantee will increase approximately $2.7 billion, from $29.5 billion in 2001-2002 to $32.2 billion in 2002-2003. Total funding for K-14 education provides a funding level of approximately $47.2 billion ($7,186 per K-12 pupil), an increase of nine percent compared to the revised  2001-2002 level.

On November 5, 1996 voters approved Proposition 218 called the “Right to Vote on Taxes Act” which incorporates Articles XIII C and XIII D into the California Constitution. Those provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain “general taxes” imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments, or charges through local initiatives. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt that will require interpretation by the courts or the State Legislature. Proposition 218 does not affect the State or its ability to levy or collect taxes.

At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may reborrow from the transportation accounts soon after the annual repayment is made the proposition is not expected to have any adverse impact on the State’s cash flow.

Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Trust cannot predict the impact of this or related legislation on the bonds in the Trust’s portfolios. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future may place increasing pressure on the State’s budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State’s ability to fund such other programs by raising taxes.

The voters of California adopted a statutory initiative (“Proposition 62”) at the November 4, 1986 election. Proposition 62, as enacted in the California Government Code, among other things, generally (1) requires that any tax for general governmental purposes imposed by local governmental entities be approved by resolution or ordinance adopted by two-thirds vote of the governmental agency’s legislative body and by a majority of the electorate of the governmental entity and (2) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction.

Following its adoption by the voters, various provisions of Proposition 62 were declared unconstitutional at the appellate court level and in reliance on such decisions many local governments imposed taxes without compliance with the specified voter approval requirements of Proposition 62. On September 28, 1995, however, the California Supreme Court, in Santa Clara County Local Transportation Authority v. Guardino, upheld the constitutionality of the portion of Proposition 62 requiring voter approval as a condition precedent to the imposition of taxes by a local government.

On June 4, 2001, in Howard Jarvis Taxpayers Association v. City of La Habra, the California Supreme Court disapproved a December 15, 1997 holding in McBreaty v. City of Brawley in which the State Court of Appeals concluded that the three-year statute of limitations applicable to taxes subject to Proposition 62 requirements ran from the date of the Guardino decision. The Supreme Court held that a local governmental entity’s continued imposition and collection of a tax without voter approval was an ongoing or continuous violation of Proposition 62 and that the validity of a tax measure may be challenged within the statutory period after any collection of the tax, regardless of whether more than three years had passed since the tax measure was adopted. Thus, each time an unconstitutional tax is collected, the statute of limitations is triggered again.

As a result of this ruling, absent the application of a different statute of limitations, a tax originally imposed in violation of Proposition 62 requirements is potentially subject to court challenge within three years of its collection. Various California local governments may be subject to challenge under the La Habra ruling. Should a challenge be successful, Proposition 62 provides that the portion of the one percent general ad valorem property tax levy allocated to that local government is reduced by $1 for every $1 in revenue attributable to the improperly imposed tax for each year that such tax is collected. The practical applicability of this provision has not been determined. Future litigation and legislation may resolve some or all of the issues raised by the Guardino and City of La Habra decisions.

Future Initiatives.    Articles XIII A, XIII B, XIII C and XIII D were each adopted as measures that qualified for the ballot pursuant to the State’s initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the State or public agencies within the State.

Pending Litigation.    The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. Some of the more significant lawsuits pending against the State are described below.

The State is a defendant in Paterno v. State of California, a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State’s potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In August 1999, the court of appeal issued a decision reversing the trial court’s judgment against the State and remanding the case for retrial on the inverse condemnation cause of action. The California Supreme Court denied plaintiffs’ petition for review. By “Intended Decision” dated September 11, 2001, following a four-month bench trial, the judge ruled that the 3,000 plaintiffs take nothing from the State or its co-defendant, Reclamation District 784. Plaintiffs have appealed. Appellant’s Opening Brief is due August 23, 2002.

On June 24, 1998, plaintiffs in Howard Jarvis Taxpayers Association et al. v. Kathleen Connell filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a State budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for Fiscal Year 1998-1999, with certain limited exceptions, in the absence of a State budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. On July 22 and July 27, 1998, various employee unions that had intervened in the case appealed the trial court’s preliminary injunction and asked the court of appeal to stay the preliminary injunction. On July 28, 1998, the court of appeal granted the unions’ requests and stayed the preliminary injunction pending the court of appeal’s decision on the merits of the appeal. On August 5, 1998, the court of appeal denied the plaintiffs’ request to reconsider the stay. Also on July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court’s preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State Controller’s request to the court of appeal. On May 29, 2002, the court of appeal upheld the Controller’s authority to make payments pursuant to continuing appropriations in the absence of a state budget. Thus, the Controller may make payments of principal and interest on state bonds. However, the Court of Appeal held that absent an adopted budget or emergency appropriation, the State Controller could not disburse certain Proposition 98 moneys. This ruling could result in the State suspending certain Proposition 98 payments to school districts for Fiscal Year 2002-2003 if the State does not adopt a budget or pass an emergency appropriation in order to make such payments. In prior years the State has enacted an emergency appropriation in the absence of an adopted budget in order to disburse Proposition 98 moneys to the State’s school districts.

In County of Orange v. Orange County Assessment Appeals Board #3; Bezaire, et. al., Real Parties in Interest, the Superior Court of Orange County has determined that the Orange County assessor’s office received property taxes from two taxpayers in excess of the amounts collectable under Article XIIIA of the California Constitution (sometimes referred to as “Proposition 13”). The plaintiffs’ legal claim focuses on the constitutionality of the practice of the Orange County assessor’s office to increase or “recapture” the assessed values of real properties that temporarily decline and then increase in value. The plaintiffs are also seeking the certification of their action as a class action. Pending the determination of certain class certification issues, the court’s decision is not final. Should the court’s determination become final, it will bind only the County of Orange and its assessor’s office. However, indirect effects of a final determination that the contested assessment practices are contrary to Proposition 13, could result in costs to the State in an aggregate amount in excess of $400 million.

In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMahon v. State, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. After various pre-trial proceedings, the State filed its answer to the plaintiffs’ complaint in January 2000. The State is defending the action.

The State has been involved in three refund actions, California Assn. of Retail Tobacconists (CART), et al. v. Board of Equalization et al., Cigarettes Cheaper! et al. v. Board of Equalization, et al. and McLane/Suneast, et al. v. Board of Equalization, et al., that challenge the constitutionality of Proposition 10, which the voters passed in 1998 to establish the Children and Families Commission and local county commissions and to fund early childhood development programs. CART and Cigarettes Cheaper! allege that Proposition 10, which increases the excise tax on tobacco products, violates 11 sections of the California Constitution and related provisions of law. McLane/Suneast challenges only the “double tax” aspect of Proposition 10. Trial of these three consolidated cases commenced on September 15, 2000 and concluded on November 15, 2000. A final statement of decision was issued on December 7, 2000, and judgment in favor of all defendants as to all 30 consolidated counts was entered on January 9, 2001. The CART plaintiffs and Cigarettes Cheaper! plaintiffs timely appealed these and all other issues. Respondent’s brief was filed on July 5, 2002. Reply briefs are due on September 3, 2002. Due to the facial challenge, there is exposure as to the entire $750 million per year collected under Proposition 10 together with interest, which could amount to several billion dollars by the time the cases are finally resolved.

In Charles Davis, et al. v. California Health and Human Services Agency, et al., the plaintiffs have brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at a San Francisco-run 1,200-bed skilled nursing facility (Laguna Honda) who require long term care should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. The State has filed an answer. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. Should the plaintiffs prevail, however, the State’s liability could exceed $400 million. The State is defending this action.

In Stephen Sanchez, et al. v. Grant/and Johnson, et al., the plaintiffs have brought a class action in federal District Court for the Northern District of California, seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act, and violate the Social Security Act, the Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons. The State has filed a responsive pleading and is contesting this case. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. Should the plaintiffs prevail, however, the State’s liability could exceed $400 million.

A number of lawsuits have been commenced concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for the electricity and natural gas purchases made by the utilities and the Independent System Operator (“ISO”) the operational manager of California’s electricity grid, and the just and reasonable nature of certain of DWR’s long-term power purchase contracts. Except for the consolidated actions challenging the Governor’s authority to commandeer “block forward contracts” referred to below, these actions do not seek a judgment against the State’s General Fund, and in some cases neither the State nor the DWR is even a party to these actions. However, these cases may have an impact on the price or supply of energy in California, or impact the timing of the sale of the Power Bonds expected to occur in 2002.

More than thirty market participants filed claims aggregating over $1 billion for compensation from the State as a result of the Governor’s commandeering of block forward contracts by Executive Orders in February 2001. The Victim Compensation and Government Claims Board was divested of jurisdiction to hear these claims as a result of a petition for writ of mandate by claimants the California Power Exchange (“CalPX”), PG&E and Reliant. The issue of whether and to what extent compensation is due is now before the Sacramento County Superior Court in a declaratory relief action filed by the State, People v. ACN Energy, Inc., et al. (O1AS05497), which names as defendants those market participants which the State believes might claim compensation as a result of the Governor’s actions. Pending inverse condemnation actions against the State by the CaIPX (Los Angeles County Superior Court No. BC 254509), PG&E (San Francisco City and County Superior Court No. 322921) and Reliant (Los Angeles County Superior Court No. BC 254563) have been joined with the declaratory relief action in Judicial Council Coordination Proceeding No. 4203, in the Sacramento County Superior Court. The applicable Bankruptcy Courts have granted relief from the automatic stay of bankruptcy to enable the parties to prosecute and defend to final judgment the claims pertaining to PG&E and the CalPX.

In Duke Energy Trading and Marketing v. Davis, et al. (U.S. District Court, CD. Cal.), the plaintiff challenges the Governor’s orders commandeering SCE and PG&E block forward market contracts held by the California Power Exchange on the ground that the orders violated the Supremacy Clause and other constitutional provisions. Duke Energy seeks a temporary restraining order (“TRO”) and an injunction barring the Governor from taking any action against Duke Energy under the authority of the Executive Orders and a declaration that Duke Energy has no obligation to deliver power under the block forward contracts. The hearing on the TRO, seeking an order restraining the California Independent Systems Operator (“ISO”) from requiring the energy producer to supply energy under the contracts, was taken off calendar. Pursuant to an interim settlement, Duke Energy delivered power to the DWR through April 30, 2001. On April 30, 2001, the U.S. district court granted Governor Davis’ motion to dismiss plaintiff’s complaint based on Eleventh Amendment immunity and denied plaintiff’s motions for partial summary judgment to certify final judgment. On May 4, 2001, Duke Energy dismissed its claims in the district court against co-defendant, the Power Exchange, without prejudice and filed its notice of appeal to the Ninth Circuit Court of Appeals. The United States Court of Appeals for the Ninth Circuit found that the Ex parte Young exception to the Eleventh Amendment applied and that the Governor’s interference with the block forward contracts’ security provisions was preempted by the federal scheme established by FERC. The Governor’s petition for certiorari in the United States Supreme Court was denied on May 30, 2002.

In Pacific Gas and Electric Company v. The California Department of Water Resources, et al. (Sacramento County Superior Court, 01CS01200) PG&E contends that when DWR reached the determination that its revenue requirement for 2001-02 was “just and reasonable” (a determination the Power Supply Act authorizes DWR to make), DWR failed to follow the California Administrative Procedure Act (the “APA”). On June 7, 2002, the superior court issued a judgment finding that DWR had failed to follow the APA in making its “just and reasonable” determination, and commanded DWR to follow the procedures mandated by the APA before making any “just and reasonable” determination. The court’s order also stated that its ruling does not in any way affect any action taken by the CPUC, including the enforcement and collection of certain existing rates and charges based on a CPUC order implementing cost recovery of DWR’s 2001-02 revenue requirement (CPUC Decision 02-02-052, dated February 21, 2002, and mailed February 22, 2002). This matter may be appealed during the 60 days following the notice of entry of judgment. DWR has not yet determined whether to appeal this decision. The California Supreme Court denied a petition filed by DWR in this same case seeking review of an earlier decision of the superior court denying DWR’s motion for judgment on the pleadings.

In Carboneau v. State of California et al., filed on November 9, 2001 in Sacramento Superior Court (01AS06848), the plaintiffs make factual allegations that include, among others, that certain named defendants who participated in the negotiation of certain long-term contracts had conflicts of interest. The plaintiffs plead, among other things, that in negotiating these power contracts, defendants engaged in unfair business practices and violated anti-trust laws. Plaintiffs seek declaratory and injunctive relief as well as damages, with a main objective being to have all electricity contracts entered into by the DWR since January 2001 declared void as against public policy. On May 17, 2002, the Superior Court issued a tentative ruling granting the State’s demurrer of plaintiffs’ complaint, without leave to amend.

In McClintock, et. al. v. Budhraja, DWR, et. al., filed May 1, 2002, in Los Angeles County Superior Court (GC029447), plaintiffs, including eight members of the California State Legislature, allege a DWR consultant involved in negotiating certain of the long-term power contracts had a conflict of interest, and as a result certain of the long-term contracts are void. The plaintiffs seek, among other things, to restrain or enjoin DWR’s performance under the long-term power contracts, a declaration that the contracts are void, an order of restitution to the General Fund of amounts paid by the State to power providers, and an order of restitution to the General Fund of amounts paid by the State to power providers with knowledge of the conflict.

In Millar v. Allegheny Energy, et. al., filed May 13, 2002, in San Francisco City and County Superior Court (407867), plaintiff alleges that the sellers who entered into certain of the long-term power contracts engaged in unfair business acts and practices, and seeks to enjoin the enforcement of certain terms and conditions of the long-term power contracts and restitution of moneys wrongfully obtained by the power providers. DWR is named solely as a “nominal defendant,” and restitution is not sought from DWR or the State.

In Sempra Energy Resources v. Department of Water Resources, filed May 29, 2002, in San Diego County Superior Court (789291), plaintiff seeks declaratory relief as to the respective rights and duties of plaintiff and DWR under the long-term energy contract between the parties. Plaintiff claims that it is not in breach of that contract, and that moreover, its actions would not constitute a material breach entitling DWR to suspend its performance under the contract.

At the time the California energy market was deregulated, the CPUC froze IOU rates at levels then thought to be sufficient to permit the IOUs an opportunity to recover certain pre-deregulation costs from their customers. SCE and PG&E have alleged that these rates are insufficient to permit recovery of FERC-tariffed power purchase costs, and have sought to have the rate freeze lifted. The CPUC has not lifted the rate freeze, and the two IOUs have filed separate actions alleging that the CPUC refusal violates the filed rate doctrine and various constitutional provisions.

Pacific Gas and Electric v. Lynch is pending in the United States District Court, Northern District of California (C 01-3023 VRW). Both plaintiff and defendants have filed motions for summary judgment, which were heard on May 24, 2002. The court took the matters under submission. If required, a trial has been scheduled for January of 2003.

Southern California Edison v. Lynch is now pending in the United States Court of Appeals for the Ninth Circuit (01-56879, 01-56993 and 01-57020, consolidated). The CPUC and SCE had reached settlement, and that settlement had been approved by the district court. The district court had also denied motions of several electricity generators to intervene in opposition to the settlement. The electricity generators and a consumer group have appealed the settlement and the order denying intervention. Oral argument was heard on March 4, 2002, and the matter was submitted. The court has not entered a decision.

PG&E filed an adversary proceeding in bankruptcy court (see “Recent Developments Regarding Natural Gas and Electricity” above) to prevent the CPUC from implementing or enforcing any order that requires PG&E to make certain transfers between certain regulatory accounts which track PG&E revenues and costs. PG&E asserts that such an order would have the effect of extending the rate freeze presently in effect, and delaying the time when PG&E can seek rates sufficient to recover its costs of obtaining power. The bankruptcy court dismissed this complaint with prejudice and denied PG&E’s motion for preliminary injunction. Cross-appeals are pending in the United States District Court, in Pacific Gas and Electric Company (PG&E) v. Lynch, U.S. District Court, Northern District of California (01-2490 VRW). All briefing has been submitted.

Pacific Gas and Electric Bankruptcy.    On April 6, 2001, PG&E filed a voluntary Chapter 11 bankruptcy petition in United States Bankruptcy Court for the Northern District of California, San Francisco Division (In re Pacific Gas and Electric, United States Bankruptcy Court, N.D. Cal.). The State has filed numerous claims as a creditor of PG&E, including, but not limited to, claims for income and property taxes, regulatory fees, fines and penalties, and environmental fees, fines and penalties. The bankruptcy proceedings are pending.

DWR has filed administrative claims for post-petition purchases of electricity on PG&E’s behalf, arising from the sale of electric energy or services for the customers of PG&E for the period April 7, 2001, through December 31, 2001, in an estimated amount of approximately $311.5 million. Claims for amounts due for January, 2002, and beyond, if any, may be filed. DWR has also filed claims for prepetition power-related matters in the estimated amount of approximately $225 million.

PG&E’s proposed plan of reorganization seeks an extensive restructuring of PG&E’s business and the transfer of certain of its assets, including its electric and gas transmission assets, to newly created limited liability companies on the theory that the Bankruptcy Code preempts state law. The plan states that PG&E will seek to establish conditions to PG&E’s resumption of its responsibility for the power currently being provided its customers by DWR, and a ruling to prohibit it from accepting an assignment of any of DWR’s long-term power purchase contracts. The court ruled that PG&E must amend its plan to remove relief that is contrary to the State’s sovereign immunity or prove that the State has waived its sovereign immunity, and that PG&E must proceed on an implied preemption theory, rather than on an express preemption theory. PG&E has appealed the bankruptcy court’s decision in the United States District Court, Northern District of California (In re Pacific Gas and Electric Company, case no. 3:02-cv-01550 (VRW)) on two separate grounds, and the CPUC and state agencies have cross-appealed and objected to the appeal. The CPUC and state agencies’ motion to dismiss the appeal was scheduled to be heard on June 13, 2002.

PG&E filed a second amended plan and disclosure statement, and, in response to an order of the court, filed a further amended disclosure statement. The court has approved PG&E’s disclosure statement, which will be sent to creditors concurrently with the disclosure statement of the alternative plan of reorganization filed on April 15, 2002, by the CPUC. Both plans have been submitted to the creditors for voting. The Bankruptcy Judge has scheduled July 17, 2002 as the date for filing objections for both plans and August 12, 2002 as the date by which creditors must return their ballots accepting or rejecting the plans.

PG&E has also requested that the bankruptcy court deny implementation of the “Servicing Agreement” with DWR. The Servicing Agreement provides the procedural mechanisms for PG&E to supply distribution and billing services to allow DWR to deliver its power to retail end users and receive payment therefor. PG&E contends that the CPUC order is tantamount to a diversion of the assets of the bankruptcy estate, which would be detrimental to the estate and its reorganization efforts. DWR and the CPUC filed oppositions to the motion on various grounds. Because of developments at the CPUC, PG&E must amend its motion if the matter is to be heard by the bankruptcy court. The matter has been postponed indefinitely.

California Power Exchange Bankruptcy.    The California Power Exchange (the “PX”) served as an independent, non-profit entity responsible for administering the competitive wholesale electricity market in California. After a December 2000 FERC order permitting the lOUs to purchase and sell other than through the PX, PX operations slowed dramatically and the PX suspended trading on January 31, 2001. The PX filed for protection under Chapter 11 of the Bankruptcy Code on March 9, 2001 (United States Bankruptcy Court, Central District of California, No. LA01-16577-ES). The Bankruptcy Court approved the fifth amended disclosure statement filed by the Participant’s Committee on June 28, 2002, and has scheduled September 23, 2002, as the date for the hearing on the confirmation of the plan. The estimated combined total of claims in two claimant classes that pertain to the IOUs and the ISO is $2.9 billion.

APPENDIX C

ECONOMIC AND FINANCIAL CONDITIONS IN CONNECTICUT

The following information is a brief summary of factors affecting the economy of the State of Connecticut and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

Connecticut (sometimes referred to as the State) is highly urbanized, with a 2000 population density of 703 persons per square mile, as compared to 80 for the United States as a whole and 222 for the New England region. More than 80% of the population resides within the State’s four largest metropolitan areas of Hartford, Waterbury, Bridgeport and New Haven. Per capita personal income of the State’s residents, historically among the highest in the nation, increased in every year from 1991 to 2000, rising from $26,775 to $40,870. However, pockets of significant unemployment and poverty exist in several of the State’s most important cities and towns.

Manufacturing has historically been of prime economic importance to Connecticut but has declined during the last decade. The State’s manufacturing sector is diversified, with the construction of transportation equipment (primarily aircraft engines, helicopters and submarines) being the dominant industry, followed by fabricated metals, non-electrical machinery, and electrical machinery. As a result of a rise in employment in service-related industries and the decline in manufacturing employment, manufacturing accounted for only 15.49% of total nonagricultural employment in Connecticut in 2000. Defense-related business has represented a relatively high proportion of the manufacturing sector, but reductions in defense spending have considerably reduced this sector’s significance in Connecticut’s economy. The average annual unemployment rate in Connecticut decreased from 6.8% in 1991 to 2.3% in 2000.

At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the nine fiscal years ended June 30, 2000, the General Fund ran operating surpluses, based on the State’s budgetary method of accounting, of approximately $110,200,000, $113,500,000, $19,700,000, $80,500,000, $250,000,000, $262,600,000, $312,900,000, $71,800,000, and $300,400,000, respectively. The General Fund budget for the 2000-2001 fiscal year anticipated revenues of $11,281,300,000, authorized expenditures of $11,280,800,000, and projected a surplus of $500,000. An unaudited annual report by the State Comptroller dated October 22, 2001, indicated an operating surplus of $30,700,000 for the 2000-2001 fiscal year.

The State’s adopted budget for the 2001-2002 fiscal year anticipated General Fund revenues of  $11,894,100,000 and General Fund expenditures of $11,894,000,000, with an estimated surplus of $100,000. For the 2002-2003 fiscal year, the adopted budget anticipated General Fund revenues of $12,432,000,000 and General Fund expenditures of $12,431,400,000, with an estimated surplus of $600,000. As of September 30, 2001, the Comptroller estimated an operating deficit for the 2001-2002 fiscal year of $301,700,000. At a special session of the Connecticut General Assembly in November, 2001, called by the Governor to respond to the State’s projected deficit, legislation was enacted to reduce deficit projections below 1% of anticipated General Fund expenditures. However, tax collections in subsequent months were lower than earlier projected. On July 1, 2002, the Comptroller projected a deficit for the 2001-2002 fiscal year which ended the previous day of $827,800,000. As of June 20, 2002, the Office of Policy and Management anticipated that the adopted budget for the 2002-2003 fiscal year would produce a gap of $590,000,000. On July 1, 2002, the Governor signed a bill passed at a special session of the General Assembly that was aimed at eliminating that gap through a combination of spending reductions and tax increases.

The State’s primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of October 15, 2001, the State had authorized direct general obligation bond indebtedness totaling $15,879,212,000, of which $13,703,922,000 had been approved for issuance by the State Bond Commission and $11,696,976,000 had been issued. As of October 15, 2001, net State direct general obligation bond indebtedness outstanding was $7,629,194,000.

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In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the City of Waterbury and the Southeastern Connecticut Water Authority. As of October 15, 2001, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,005,700,000.

The State is obligated to various cities and towns under grant programs to fund certain school construction costs. As of June 30, 2001, the State’s outstanding obligation was $1,277,000,000, and the Commissioner of Education estimated that future grant obligations might total $2,269,000,000.

The State’s general obligation bonds are rated AA by Standard & Poor’s and AA by Fitch. On February 21, 2001, Moody’s upgraded its ratings of the State’s general obligation bonds from Aa3 to Aa2.

The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the State’s Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State’s financial position: (i) an action on behalf of all persons with traumatic brain injury who have been placed in certain State hospitals, and other persons with acquired brain injury who are in the custody of the Department of Mental Health and Addiction Services, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; (ii) litigation involving claims by Indian tribes and alleged Indian tribes to portions of the State’s land area; (iii) an action by certain students and municipalities claiming that the State’s formula for financing public education violates the State’s constitution and seeking a declaratory judgment and injunctive relief; (iv) an action seeking to represent a class of certain Medicaid recipients, claiming that the Commissioner of the Department of Social Services fails to provide them adequate access to dental services and to adequately compensate providers of such services, and seeking declaratory and injunctive relief plus attorneys’ fees and costs; (v) actions by several hospitals claiming partial refunds of taxes imposed on hospital gross earnings to the extent such taxes related to tangible personal property transferred in the provision of services to patients; (vi) an action against the State and its Attorney General by importers and distributors of cigarettes previously sold by their manufacturers seeking damages and injunctive relief relating to business losses alleged to result from the 1998 Master Settlement Agreement entered into by most states in litigation against the major domestic tobacco companies and challenging certain related so-called Non Participating Manufacturer statutes; (vii) an action seeking to represent a class of juveniles, claiming that the policy of strip searching all juveniles arriving at State detention centers is unconstitutional, and seeking damages, declaratory and injunctive relief, attorneys’ fees, and costs; (viii) an action seeking to represent a class of adults, challenging the policy or practice of strip searching all adult inmates arriving at correctional centers, whether or not there is a reasonable suspicion of the presence of weapons or contraband, and seeking damages, declaratory and injunctive relief, attorneys’ fees, and costs; and (ix) an action alleging that the Department of Mental Retardation violates federal laws by maintaining a waiting list for Medicaid services of Medicaid-eligible persons and by placing persons in quasi-institutional settings without allowing them to choose more integrated community settings, and seeking mandatory injunctive relief, attorneys’ fees, and costs.

As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking “integrated education” within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. In 1998, the Superior Court ordered the State to show cause as to whether there had been compliance with the Supreme Court’s ruling, and on March 3, 1999, it concluded that the State had complied but that the plaintiffs had not allowed the State sufficient time to take additional remedial steps. On December 28, 2000, the plaintiffs filed a motion seeking to have the Superior Court again monitor the State’s compliance with the 1996 Supreme Court decision. A hearing was held in April, 2002. The fiscal impact of this matter might be significant but is not determinable at this time.

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General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality’s property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut’s manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport could file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from the revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

Regional economic difficulties, reductions in revenues and increases in expenses could lead to further fiscal problems for the State, its political subdivisions, and its or their authorities and agencies. Such problems could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

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APPENDIX D

ECONOMIC AND FINANCIAL CONDITIONS IN MASSACHUSETTS

The following information is a brief summary of factors affecting the economy of the Commonwealth of Massachusetts and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

The Commonwealth has experienced a softening economy in recent months, and the Commonwealth’s economy has lagged behind the overall U.S. economy. Economists’ attribute this gap to the Commonwealth’s highly trained work force and dependence on the demand for technology and information products. Economists are predicting that the gross state product for the Commonwealth will remain flat in 2002 and will grow 3.9% in 2003. This is well below the average rate of 6.3% for 1998-2000. In 1999 the Commonwealth had an unemployment rate of 3.2%, in 2000, 2.6% and in 2001, 3.7%. The seasonally adjusted, year-to-date unemployment rate through April 2002 is 4.4%.

In fiscal 1999, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 1.8% over the prior fiscal year to $20.165 billion. Budgeted expenditures increased by 6.5% over the prior fiscal year to $20.245 billion. As a result, the Commonwealth ended fiscal year 1999 with a positive closing fund balance of $2.112 billion.

In fiscal 2000, which ended on June 30, 2000, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 12.01% over the prior fiscal year to $22.587 billion. Budgeted expenditures increased by 10.71% over the prior fiscal year to $22.414 billion. As a result, the Commonwealth ended fiscal year 2000 with a positive closing fund balance of $2.285 billion.

In fiscal 2001, which ended June 30, 2001, the total revenues of the budgeted operating funds of the Commonwealth increased by 1.24% over the prior fiscal year to $22.866 billion. However, budgeted expenditures decreased by 1.22% from the prior fiscal year to $22.141 billion. As a result, the Commonwealth ended fiscal year 2001 with a positive closing fund balance of $3.011 billion.

Budgeted revenues and other sources in fiscal 2002, which ended on June 30, 2002, were estimated, as of March 21, 2002, by the Executive Office for Administration and Finance to be approximately $21.610 billion, including tax revenues of $14.556 billion. It is estimated that fiscal 2002 budgeted expenditures and other uses will be $22.831 billion and that fiscal 2002 will end with closing fund balances of $1.790 billion.

Beginning in fiscal 2001, the finances of the Massachusetts Bay Transportation Authority (MBTA) were restructured and its financial relationship to the Commonwealth changed materially. The MBTA finances and operates mass transit facilities in eastern Massachusetts. The Commonwealth is obligated to provide the MBTA with a portion of the revenues raised by the Commonwealth’s sales tax, generally the amount raised by a 1% sales tax with an inflation-adjusted floor. This amount is dedicated to the MBTA under a trust fund mechanism that does not permit future Legislatures to divert the funds. The dedicated revenue stream is disbursed to the MBTA without state appropriation to be used to meet the Commonwealth’s debt service contract assistance obligations relating to outstanding MBTA debt and to meet the MBTA’s other operating and debt service needs. The MBTA is authorized to assess a portion of its costs on 175 cities and towns in eastern Massachusetts. Prior to July 1, 2000, the Commonwealth provided financial support of the MBTA through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of its net costs of service. The MBTA’s net cost of service was financed by the issuance of short-term notes by the MBTA and by cash advances from the Commonwealth. This practice resulted in the disbursement of substantial cash subsidies paid out by the Commonwealth up to 18 months before the appropriation to defray such expenses.

The General Appropriation Act for fiscal 2002 was enacted on December 1, 2001. On November 20, 2001 the legislative conference committee charged with reconciling the differences between the House and Senate versions of the fiscal 2002 budget released its report, and both houses of the Legislature enacted the compromise budget on November 21, 2001. Acting Governor Jane Swift approved the budget after vetoing approximately $233 million of appropriations approved by the legislature. On December 4, 2001, the legislature restored approximately $175 million of appropriations. Taking into account the vetoes and the overrides, the original fiscal 2002 budget provided for total spending of approximately $22.213 billion. Total spending for fiscal 2002, represented by the General Appropriation Act, as supplemented, and other projected expenditures not yet approved by the legislature is approximately $22.831 billion. Recent events, including revenue collections in January and February of 2002 and the federal economic stimulus legislation enacted on March 9, 2002, indicate that the final fiscal tax revenues may be approximately $300 to $400 million less than the previously estimated $15.2 billion. On February 5, 2002, Acting Governor Swift filed a bill that would direct the Comptroller to transfer from the Stabilization Fund to the general fund the amount necessary to end fiscal 2002 in balance. If an additional $400 million from the Stabilization Fund is used, $1.15 billion will remain in the Stabilization Fund. In addition, the Commonwealth has approximately $700-800 million in other reserve funds, most of which are amounts reserved from tobacco litigation settlement payments.

On January 23, 2002, Acting Governor Swift filed her fiscal 2003 budget recommendation. The Acting Governor’s budget recommendation called for budgeted expenditures of approximately $23.548 billion, a 3.1% increase over the fiscal 2002 spending projection of $22.831 billion. Total budgeted revenues for fiscal 2003 are estimated to be $22.6 billion. The Acting Governor’s proposal projected a fiscal 2003 ending balance in the budgeted funds of $843.6 million, including a Stabilization Fund balance of $838.4 million.

On March 14, 2002, in response to continuing revenue declines, the Acting Governor proposed $700 million in spending reductions from her fiscal 2003 budget recommendation. The proposal included $200 million in spending reductions for Local Aid, and $500 million in spending reductions in other programs, which amounted to decreases of generally 3-5% across all discretionary programs. The proposal also recommended spending 100% of the 2003 annual tobacco settlement payment in fiscal 2003. Fiscal 2003 ending balances will change depending on how fiscal 2002 ending balances finish. Additionally, the legislature typically passes a budget that is materially different from that proposed by the executive, and for fiscal 2003 the differences are likely to be magnified by changes in tax revenue expectations for fiscal 2002 and fiscal 2003 and other factors.

Standard & Poor’s and Moody’s Investors Service, Inc. have rated the Commonwealth’s general obligation bonds as AA- and Aa2, respectively. Fitch, Inc. has rated the Commonwealth’s bonds as AA-. From time to time, agencies may change their ratings.

In December 2001, the Commonwealth issued $200 million of commercial paper as bond anticipation notes to fund capital projects and $600 million in commercial paper as revenue anticipation notes to help meet its $1.05 billion quarterly aid payment. Net proceeds of long-term debt issuance during fiscal 2002 are projected to total $1.556 billion, of which $856 million was issued through and including January 2002. The Commonwealth was preparing a bond sale of $500 million in March 2002 and anticipated an additional bond sale of $200 million in June 2002. Net proceeds from bond anticipation notes during fiscal 2002 are projected to total $528 million. An additional $170 million of bond anticipation notes, related to certain Central Artery/Ted Williams Tunnel Project expenditures, were expected to be issued in March or April 2002.

In Massachusetts the tax on personal property and real estate is virtually the only source of tax revenues available to cities and towns to meet local costs. “Proposition 2 1/2,” an initiative petition adopted by the voters of the Commonwealth in November 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of certain debt service. Proposition 2 1/2 required many cities and towns to reduce the property tax levies to a stated percentage of the full and fair cash value of their taxable real estate and personal property, and it limits the amount by which the total property taxes assessed by all cities and towns might increase from year to year.

The reductions in local revenues and anticipated reductions in local personnel and services resulting from Proposition 2 1/2 created strong demand for substantial increases in state-funded local aid, which increased significantly from the fiscal 1981 level of $1.632 billion. The effect of this increase in local aid was to shift a major part of the impact of Proposition 2 1/2 to the Commonwealth, but this did not require an increase in Massachusetts state taxes. Direct local aid increased to $4.310 billion in fiscal 1999. Fiscal 2000 expenditures for direct local aid were $4.675 billion, an increase of 8.5% above the fiscal 1999 level. Fiscal 2001 expenditures for direct local aid were $4.969 billion, an increase of approximately 6.3% above the fiscal 2000 level. It is estimated that fiscal 2002 expenditures for direct and local aid will be $5.191 billion, an increase of 4.5%.

However, communities have responded to the limitations imposed by Proposition 2½ through statutorily permitted overrides and exclusions. In fiscal 2001, the impact of successful override referenda going back as far as 1993, was to raise the levy limit of 134 communities by approximately $97.4 million.

Limits on Commonwealth tax revenues were established by initiative petition in November 1986, and added to the Commonwealth’s General Laws as Chapter 62F. Chapter 62F contains no exclusion for debt service on Municipal Obligations of the Commonwealth. Tax revenues in fiscal 1997 through fiscal 2001 were lower than the limit set by Chapter 62F. For fiscal 2001, as calculated by the State Auditor pursuant to Chapter 62F, net state tax revenues were approximately $16.8 billion and allowable state tax revenues were $18.3 billion.

Certain of the Commonwealth’s cities, counties and towns have at times experienced serious financial difficulties that have adversely affected their credit standing. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, could adversely affect the market values and marketability of outstanding obligations issued by the Commonwealth or its public authorities or municipalities.

The largest single component of the Commonwealth’s capital program is the Central Artery/Ted Williams Tunnel project, a major construction project that is part of the completion of the federal interstate highway system. On April 11, 2000, the U.S. Secretary of Transportation released a report dated March 31, 2000, that had been prepared by a task force of federal officials. The task force report stated that senior management of the Central Artery/Ted Williams Tunnel project had deliberately withheld information about cost overruns from the Federal Highway Administration and recommended a change in project leadership, as well as an evaluation of whether the Massachusetts Turnpike Authority (the “Turnpike Authority”) should continue to be responsible for the management of the project. The Federal Highway Administration informed the Massachusetts Turnpike Authority, by letter dated June 15, 2000, that it had been designated a “high-risk grantee,” meaning that more detailed financial reports and additional monitoring will be required on the project. Such designation would remain in effect until the project’s completion with respect to activities related to the project.

On October 23, 2000 the President of the United States approved legislation providing that the U.S. Secretary of Transportation is to withhold obligation of federal funds and all project approvals for the Central Artery/Ted Williams Tunnel project in each federal fiscal year unless the Secretary has approved the annual update of the project finance plan for that year and has determined that the Commonwealth is in full compliance with a June 22, 2000 project partnership agreement setting out certain federal reporting and monitoring requirements for the project, and is maintaining a balanced statewide transportation program. In addition, the legislation limits total federal funding to $8.549 billion and ties future federal funding for the project to an annual finding by the Inspector General of the U.S. Department of Transportation that the annual update of the project finance plan is consistent with Federal Highway Administration financial plan guidance. Finally, the legislation provides that federal funds will not be withheld if the Secretary of Administration and Finance certifies that such funds are required to pay all or any portion of the principal of federal grant anticipation notes issued for the project.

The Central Artery and Statewide Road and Bridge Infrastructure Fund (“Infrastructure Fund”) was created by legislation in May, 2000 to fund additional costs of the Central Artery/Ted Williams Tunnel project that had been announced in February, 2000 and to fund the statewide road and bridge program to the extent of at least

$100 million per year for each of fiscal years 2001 through 2005. Including the $2.168 billion expected to be available for the Central Artery/Ted Williams Tunnel project, expenditures from the Infrastructure Fund are expected to total $2.668 billion through fiscal 2005. These amounts are expected to be provided by the issuance of Commonwealth bonds in the amount of $1.350 billion, the debt service on which is to be paid by motor vehicle license and registration fees dedicated to the fund, $231 million from license and registration fees not needed for debt service, $664 million from avoided debt service related to debt defeasance transactions, $200 million from the Turnpike Authority, $65 million from the Port Authority and $159 million from interest earnings through fiscal 2005 on balances in the fund itself. Of these amounts, $1 billion in Commonwealth bonds have already been issued and the payments from the Turnpike Authority and Port Authority have been made.

On August 31, 2001, the Turnpike Authority filed a revised finance plan, dated October 1, 2001, for the Central Artery/Ted Williams Tunnel Project with the Federal Highway Administration. The October 2001 Finance Plan reflects the results of the Turnpike’s annual comprehensive budget review of the project. In the October 2001 Finance Plan, the Turnpike Authority’s total budget cost and contingent estimate for the project is increased from the $14.075 billion estimated in the prior October 2000 Finance Plan to $14.475 billion, principally to reflect additional anticipated construction costs and additional contingency. The October 2001 Finance Plan proposes that the $400 million of additional funding needed to meet the new cost estimate be provided by $175 million of interest earnings and available borrowings in the Infrastructure Fund that exceed prior estimates, $157 million of Commonwealth general obligation bond proceeds made available principally by providing alternative sources for capital spending on non-project roads and bridges, and $68 million from the sale of real estate owned by the Turnpike Authority. The October 2001 Finance Plan also included in the funding sources $365 million from the Port Authority, of which approximately $160 million has already been paid, and $1.706 billion to be paid by the Turnpike Authority.

The October 2001 Finance Plan is subject to review and approval by the U.S. Secretary of Transportation. This approval has not yet been obtained. Unless and until it is obtained, the Department of Transportation is withholding future obligation of federal funds for the Central Artery/Ted Williams Tunnel Project. The pendency of federal approval of the October 2001 Finance Plan currently is not expected to have a substantial impact on project cash flow, given the availability of proceeds of prior obligations and other sources; however, if federal approval is not received prior to the Commonwealth’s fiscal year end, June 30, 2002, reallocation of certain expenditures to sources differing from those identified in the finance plan may be required.

On March 20, 2001, the Inspector General of the Commonwealth issued a report to the State Treasurer containing the initial results of a year-long review of the financial history of the Central Artery/Ted Williams Tunnel project from 1994 to 2001. The report asserts that the private joint venture serving as the project’s management consultant had provided then-Governor Weld and project officials with project cost estimates of $13.790 billion in November and December 1994, more than five years before comparable estimates were made public by project officials on February 1, 2001. On April 2, 2001, the Attorney General of the Commonwealth confirmed that he had commenced a criminal investigation into the Inspector General’s allegations.

On May 8, 2000, the State Treasurer’s office was advised that the staff of the Securities and Exchange Commission was conducting a formal investigation in the matter of “Certain Municipal Securities/Massachusetts Central Artery (B-1610),” pursuant to a formal order of private investigation issued by the Commission.

Tax receipts flowing in the federal highway trust fund, which are the source of federal funding for highway projects throughout the nation are expected to drop in fiscal 2003, thereby reducing available funding for transportation projects. It is uncertain what the magnitude of this anticipated decrease in the level of federal highway aid to states will have on funding for projects in Massachusetts, including the Central Artery/Ted Williams Tunnel Project.

The federal Health Care Financing Administration asserted in June, 2000 that the portion of the Medicaid program funded by the Commonwealth’s uncompensated care pool might violate federal regulations regarding impermissible taxes on health care providers. Since 1993, the Division of Medical Assistance has been seeking a federal waiver for the Commonwealth’s assessment on acute care hospitals to fund the uncompensated care pool and believes that the assessment is within the federal law pertaining to provider taxes. Under federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible provider tax, the federal government could seek retroactive repayment of federal Medicaid reimbursements. From 1993, when the first waiver request was submitted, through fiscal 2000, the Commonwealth received an estimated $1.068 billion in federal Medicaid reimbursements related to expenditures associated with the uncompensated care pool, and the Commonwealth has continued to collect approximately $37 million per fiscal quarter for each quarter following fiscal 2000. Clarification of the law surrounding permissible provider taxes is a national issue involving a number of states, and resolution could take several years. No further action has been taken by federal authorities since June 2000 in regard to this matter.

The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees and for teachers of the cities, towns and regional school districts throughout the state. The systems were originally established as “pay-as-you-go” systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. Comprehensive pension funding legislation approved in January 1988 required the Commonwealth to fund future pension liabilities currently and to amortize the Commonwealth’s accumulated unfunded liability to zero by June 30, 2028. The legislation was revised in July 1997 to require the amortization of such liabilities by June 30, 2018.

The Public Employees Retirement Administration Commission (PERAC) prepared a new actuarial valuation of the total pension obligation dated January 1, 2001, which was released September 19, 2001. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $6.374 billion. The valuation study estimated the total actuarial accrued liability as of January 1, 2001 to be approximately $35.605 billion. The Governor’s fiscal 2003 budget proposal filed on January 23, 2002, recommended funding the Commonwealth’s pension obligations in accordance with a schedule that incorporates the January 1, 2001 actuarial valuation and would extend amortization of the unfunded pension liability from June 30, 2018 to June 30, 2028.

APPENDIX E

ECONOMIC AND FINANCIAL CONDITIONS IN MICHIGAN

The following information is a brief summary of factors affecting the economy of the State of Michigan and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

Economic activity in the State of Michigan has tended to be more cyclical than in the nation as a whole. The State’s efforts to diversify its economy have proven successful, as reflected by the fact that the share of employment in the State in the durable goods sector has fallen from 33.1% in 1960 to 14.9% in 2000. While durable goods manufacturing still represents a sizable portion of the State’s economy, the service sector now represents 27.51% of the State’s economy. Any substantial national economic downturn may have an adverse effect on the economy of the State and on the revenues of the State and some of its local government units. Although historically, the average monthly unemployment rate in the State has been higher than the average figures for the United States, for five of the last six years, the unemployment rate in the State has been at or below the national average. During 2001, the average monthly unemployment rate in the State was 5.0% compared to a national average of 4.8%.

The State’s economy continues to be affected by changes in the auto industry resulting from competitive pressures, overcapacity and labor disputes and national and international events affecting national security. Such actions are adversely affecting State revenues and the financial impact on the local units of government in the areas in which plants are located could be more severe. The State is currently experiencing a slowdown in its economy and is experiencing reductions in general fund revenues from previous estimates.

The Michigan Constitution limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State’s personal income for the prior calendar year. In the event the State’s total revenues exceed the limit by 1% or more, the Constitution requires that the excess be refunded to taxpayers. The State has indicated that it expects that State revenues subject to the limit in the 2000-01 fiscal year did not exceed the constitutional limit. The State Constitution does not prohibit the increasing of taxes so long as expected revenues do not exceed the revenue limit and authorizes exceeding the limit for emergencies. The State Constitution further provides that the proportion of State spending paid to all local units to total spending may not be reduced below the proportion in effect for the 1978-79 fiscal year. The Constitution requires that if spending does not meet the required level in a given year an additional appropriation for local units is required for the following fiscal year. The State Constitution also requires the State to finance any new or expanded activity of local units mandated by State law. Any expenditures required by this provision would be counted as State spending for local units for purposes of determining compliance with the provisions stated above.

The State Constitution limits the purposes for which State general obligation debt may be issued. Such debt is limited to short-term debt for State operating purposes, short- and long-term debt for the purposes of making loans to school districts and long-term debt for voter approved purposes. In addition to the foregoing, the State authorizes special purpose agencies and authorities to issue revenue bonds payable from designated revenues and fees. Revenue bonds are not obligations of the State and in the event of shortfalls in self-supporting revenues, the State has no legal obligation to appropriate money to these debt service payments. The State’s Constitution also directs or restricts the use of certain revenues.

The State finances its operations through the State’s General Fund and Special Revenue Funds. The General Fund receives revenues of the State that are not specifically required to be included in the Special Revenue Funds. General Fund revenues are obtained approximately 51% from the payment of State taxes and 49% from federal and non-tax revenue sources. The majority of the revenues from State taxes are from the State’s personal income tax, single business tax, use tax, sales tax and various other taxes. Approximately two-thirds of total General Fund expenditures are for State support of public education and for social services programs. Other significant expenditures from the General Fund provide funds for law enforcement, general State government, debt service and capital outlay. The State Constitution requires that any prior year’s surplus or deficit in any fund must be included in the next succeeding year’s budget for that fund.

The State of Michigan reports its financial results in accordance with generally accepted accounting principles. The State ended the five fiscal years 1992-96 with its General Fund in balance after substantial transfers from the General Fund to the Budget Stabilization Fund. For the 1997 fiscal year, the State closed its books with its general fund in balance. During the 1997-98 fiscal year, an error was identified pertaining to the Medicaid program administered by the Department of Community Health (“DCH”). Over a ten-year period DCH did not properly record all Medicaid expenditures and revenues on a modified accrual basis as required by GAAP. For the fiscal year ended September 30, 1997, the General Fund did not reflect Medicaid expenditures of $178.7 million, and federal revenue of $24.6 million. As a result, the total ending General Fund fund balance and unreserved fund balance for the fiscal year ended September 30, 1997, were reduced by $154.1 million to account for the correction of the prior period error. The General Fund was in balance as of September 30, 1998, September 30, 1999, September 30, 2000 and September 30, 2001 after transfers to that fund in fiscal year 2001 from the Budget Stabilization Fund totalling $270 million. The balance in the Budget Stabilization Fund as of September 30, 2001 was $994.2 million. Additional transfers approved by the Legislature are expected to further reduce the balance in the Budget Stabilization Fund by the end of the 2002 fiscal year to approximately $520 million. In the same action, the Legislature approved executive order cuts by the Governor which reduced 2001-02 State spending by $540 million, including a $37 million reduction in revenue sharing for Michigan municipalities. Because State revenues continue to fall short of projections, given the requirement that the State have a balanced budget, the Legislature has recently acted to further reduce appropriations and has voted to increase the cigarette tax by 50 cents per pack and to delay the scheduled reduction in the single business tax. Additional cuts, including further reductions in local revenue sharing, remain possible. The State has authority to borrow for cash flow purposes. No cash flow borrowing was required in the last three fiscal years.

In November, 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v. State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State’s Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and is required to pay to other school districts an estimated amount of $932 million over time. These payments, which commenced in fiscal year 1998-99, are being paid out of the Budget Stabilization Fund or the General Fund, half in annual payments over ten years and half in annual payments over fifteen years.

Amendments to the Michigan Constitution which placed limitations on increases in State taxes and local ad valorem taxes (including taxes used to meet the debt service commitments on obligations of taxing units) were approved by the voters of the State of Michigan in November 1978 and became effective on December 23, 1978. To the extent that obligations in the Fund are tax supported and are for local units and have not been voted by the taxing unit’s electors, the ability of the local units to levy debt service taxes might be affected.

State law provides for distributions of certain State collected taxes or portions thereof to local units based in part on population as shown by census figures and authorizes levy of certain local taxes by local units having a certain level of population as determined by census figures. Reductions in population in local units resulting from periodic census could result in a reduction in the amount of State collected taxes returned to those local units and in reductions in levels of local tax collections for such local units unless the impact of the census is changed by State law. No assurance can be given that any such State law will be enacted. In the 1991 fiscal year, the State deferred certain scheduled payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at later dates, similar future deferrals could have an adverse impact on the cash position of some local units. Additionally, while total State revenue sharing payments have increased in each of the last six years, the State has reduced revenue sharing payments to municipalities below the level otherwise provided under formulas in each of those years.

On March 15, 1994, the electors of the State voted to amend the State’s Constitution to increase the State sales tax rate from 4% to 6% and to place an annual cap on property assessment increases for all property taxes. Companion legislation also cut the State’s income tax rate from 4.6% to 4.4%, reduced some property taxes and shifted the balance of school funding sources among property taxes and State revenues, some of which are being provided from new or increased State taxes. The legislation also contains other provisions that may reduce or alter the revenues of local units of government and tax increment bonds could be particularly affected. In 1999, the Legislature voted to further reduce the State personal income tax by 0.1% each year for five years beginning in 2000. While the ultimate impact of the constitutional amendment and related legislation cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.

The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State or local programs or finances. These lawsuits involve programs generally in the areas of corrections, highway maintenance, social services, tax collection, commerce and budgetary reductions to school districts and government units and court funding.

Currently, the State’s general obligation bonds are rated Aaa by Moody’s, AAA by Standard & Poor’s and AA+ by Fitch. The State received upgrades in September 2000 from Standard & Poor’s, in October 2000 from Moody’s and in April 1998 from Fitch.

APPENDIX F

ECONOMIC AND FINANCIAL CONDITIONS IN NEW JERSEY

The following information is a brief summary of factors affecting the economy of the State of New Jersey and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

New Jersey (sometimes referred to herein as the “State”) personal income tax rates were reduced so that beginning with the tax year 1996, personal income tax rates are, depending upon a taxpayer’s level of income and filing status, 30%, 15% or 9% lower than 1993 tax rates.

The State operates on a fiscal year beginning July 1 and ending June 30. For example, “Fiscal Year 2003” refers to the State’s fiscal year beginning July 1, 2002 and ending June 30, 2003.

The General Fund is the fund into which all State revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenue and certain miscellaneous revenue items are recorded in the General Fund.

The State’s undesignated General Fund balance was $276 million for Fiscal Year 1999, $188 million for Fiscal Year 2000 and $389 million for Fiscal Year 2001. For Fiscal Year 2002 and Fiscal Year 2003, the balance in the undesignated General Fund is estimated to be $100 million and $110 million, respectively.

The State finances certain capital projects primarily through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the debt. No general obligation debt can be issued by the State without prior voter approval, except that no voter approval is required for any law authorizing the creation of a debt for the purpose of refinancing all or any portion of the outstanding debts or liabilities of the State, so long as such law requires that the refinancing provide a debt service savings.

The State’s economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

During calendar year 2001, New Jersey experienced an economic slowdown similar to the rest of the nation. Although average annual employment grew for the ninth consecutive year, it marked the slowest pace since recovery began in 1993 and was well below the 2.5% growth in 2000. The average annual rate of growth in employment fell to 0.7% in 2001 adding under 30,000 jobs. Employment gains were primarily spread across the service producing industries with particularly strong growth in financial services (6,600 jobs), health services (7,900 jobs) and engineering and management services (7,100 jobs). The average annual growth in retail trade was 2,300 jobs; however, wholesale trade lost over 6,000 jobs. The government sector grew by a 2% average annual rate last year.

Most of the job losses were concentrated in manufacturing, a sector that has been declining for more than a decade. Transportation, utilities and business services also lost jobs in 2001. The slower employment growth in 2001 was compounded by the tragic events of September 11, 2001.

With the weakening in the labor market conditions, New Jersey’s personal income growth moderated to a 4.5% rate in 2001, substantially below the record pace of 8.2% in 2000. Softness in the State’s economy also led to retail sales growth of under 7%, compared with the almost 9% rate recorded in 2000. Low inflation, approximately 3%, continues to benefit New Jersey consumers and businesses. Low interest rates have supported spending on housing and other consumer durable goods in the State. However, the growth rate for durable goods sales moderated to 4.1% last year as compared to 8.6% in 2000.

In 2001, home building decreased from the 12-year high level of 2000. Housing starts were at an annual rate of approximately 29,000 units, down 16% from the 2000 rate of 34,000 units. Sales of existing homes continued to slide, consistent with the prior year. New vehicle registrations remained above the 600,000 level; however, the growth rate of registrations fell to -3.5% in 2001, which is significantly below the record growth rates of 1999 and 2000. Auto sales and registrations occurred at an exceptional rate in October and November 2001 due primarily to promotional financing.

New Jersey’s unemployment rate increased to 4.2% in 2001 but remained below the national rate.

The unemployment rate climbed in early 2002, peaking at 5.6% in March 2002. Joblessness, however, has started to level off, declining to 5.4% in May 2002. Although current growth in the job market is still weak, New Jersey’s employment level continues to remain above the 4 million mark.

Economic forecasts as of June 2002 for the national and State economies project a weaker economic performance in 2002 than was anticipated at the beginning of the fiscal year. However, a moderate underlying recovery is expected to continue during 2002 leading to accelerated economic performance in 2003. In the latest Federal Open Market Committee (FOMC) Meeting on June 26, 2002, the FOMC noted that economic activity is continuing to increase and they remain optimistic that the recovery will pick up in coming quarters.

New Jersey’s economy is expected to follow the national trend in 2002 and 2003. Employment growth is projected to remain flat in 2002 but grow moderately at 1%+ in 2003. Personal income growth in New Jersey is expected to dip to around 3% in 2002 and then pick up close to 5% in 2003. Housing starts are expected to ease to around 26,000+ units during the next two years, substantially below the 34,000+ units reached in 2000. New vehicle registrations are projected to moderate from near record set in 2000 but remain close to 600,000 units in 2002 and increase above that level in 2003. Inflation is expected to remain modest, below 3% in 2002 and 2003. To a large extent, the future direction of economic recovery nationally and in New Jersey hinges on assumptions of no further terrorist attacks, supportive monetary and fiscal stimulus, low energy prices, a stable dollar, minimal disruptions from corporate collapses similar to Enron and Worldcom, and no further turmoil in the financial markets.

The State and the nation may experience further near-term slow growth and the expected recovery may stall into late 2002 if consumers, investors, and businesses remain more cautious than currently assumed. However, the fundamentals of the State’s economic health remain stable and the long run prospects for economic growth of the State in 2003 and beyond are favorable.

It is possible that the State and the nation may experience further near-term contraction of the economy and the expected recovery may be delayed into late 2002 if consumers, investors, and businesses remain more cautious than currently assumed. The basic fundamentals of the State’s economic health remain strong and the long run prospects for economic growth of the State in 2003 and beyond are favorable.

Tort, Contract and Other Claims.    At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). The State does not formally estimate its exposure for these claims and cases.

The State routinely receives notices of claims seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). An independent study estimated an aggregate potential exposure of $105,100,000 for tort and medical malpractice claims pending as of December 31, 2001. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

Buena Regional Commercial Township et al. v. New Jersey Department of Education et al.     This lawsuit was filed in Superior Court, Chancery Division, Cumberland County. This lawsuit was filed on December 9, 1997, on behalf of 17 rural school districts seeking the same type of relief as has been mandated to be provided to the poor urban school districts in Abbott v. Burke. The plaintiffs requested a declaratory judgment stating that the chancery court retain jurisdiction, pending the remanding of the matter to the Commissioner of Education for resolution. The chancery court did not retain jurisdiction. Once the matter was transferred to the Commissioner, plaintiffs moved to amend their pleadings and have done so three times. With each new pleading, the State has answered with a motion to dismiss. Decisions on the first two motions to dismiss were rendered moot by plaintiffs’ filing of a subsequent amended pleading. On February 24, 2000, the Commissioner decided the State’s final motion to dismiss and ordered that the matter be transmitted to the Office of Administrative Law (“OAL”) for a hearing limited to whether each petitioning district has fully effectuated the provisions of the Comprehensive Educational Improvement and Financing Act (“CEIFA”), including the provisions for early childhood program aid and demonstrably effective program aid. The State is unable at this time to estimate its exposure for this claim and intends to defend this suit vigorously. On December 29, 2000 the Administrative Law Judge (“ALJ”) rendered a decision finding that all of the petitioning school districts established that they were using CEIFA funding appropriately and recommended that the second part of the hearing process move forward. Subsequently, with a modification as to the standard of review, the Commissioner affirmed the ALJ’s decision. The matter has been sent back to the OAL to determine whether educational deficiencies exist in the districts and, if so, whether the deficiencies are linked to the funding formula.

United Hospitals et al. v. State of New Jersey and William Waldman et al.    There are several matters involving approximately 40 hospitals challenging Medicaid hospital reimbursement rates for rate years 1995 through 2001. The matters were filed in the Appellate Division of the Superior Court of New Jersey and in the Office of Administrative Law. The hospitals challenge all of the following: (i) whether the State complied with certain federal requirements for Medicaid reimbursement; (ii) whether the State’s reimbursement regulations, N.J.A.C. 10:52-1 et seq., including the regulations’ interpretation of marginal loss are arbitrary, capricious and unreasonable, (iii) whether the Department of Human Services (“DHS”) incorrectly calculated the rates; (iv) whether DHS denied hospitals a meaningful appeal process; (v) whether the 1996-97 State Appropriations Act (L.1996, c.42) violates the New Jersey Constitution with respect to the provision for Medicaid reimbursement to hospitals; and (vi) whether DHS violated the Medicaid State Plan, filed with the U.S. Department of Health and Human Services, in implementing hospital rates since 1995. The State intends to vigorously defend these actions. United Hospitals is in bankruptcy and this case has been settled so far as United Hospitals is concerned.

Abbott V Appeals.    Abbott districts, in furtherance of the Court’s decision in Abbott v. Burke (“Abbott V”) and Department of Education (the “Department”) regulations, have developed operational plans for the provision of early childhood programs. In February of 1999, the Department of Education informed each of the districts of the Department’s concerns regarding each district’s plan, and asked that amended plans be submitted to the Department. The Abbott districts filed individual petitions of appeal with the Commissioner of Education. Issues on appeal include the quality of community care providers, the requirement that districts collaborate with DHS-licensed facilities, the use of certificated teachers, requests for full day preschool, accreditation of early childhood programs, and as-applied constitutional challenges to N.J.A.C. 6:19A-1 et seq. In response to the filed petitions, the State filed answers or motions in lieu of answers. The matters were transmitted to the OAL for further proceedings. To date, one of the original thirteen districts that filed petitions for the 1999-2000 school year remain active. Additionally, the Education Law Center filed petitions for the 1999-2000 school year on behalf of students in each of the three State-operated school districts of Newark, Jersey City and Paterson and on behalf of the students of West New York arising from the 1999 early childhood departmental decisions.

On March 7, 2000 the Supreme Court issued its decision clarifying the requirements of Abbott V as to early childhood education and requiring DHS-licensed community providers to serve Abbott preschool children with a preschool program meeting DOE standards. Four districts filed petitions of appeal of the Department’s decision on the districts’ early childhood programs for the 2000-2001 school year. All have been resolved. Also, seven districts have filed petitions of appeal of the amount of additional Abbott v. Burke State Aid that each district was awarded, seeking, in total, over $100 million in additional aid. All of these matters have also been resolved. Additionally, on June 1, 2001 a final agency decision was rendered on the early childhood “global issues”. The State is facilitating the expedition of the remaining early childhood appeal from 1999-2000 in the OAL and will vigorously defend the Department’s actions.

2001-2002 Abbott District Appeals.    Several Abbott districts filed administrative petitions of appeal to the Commissioner of Education regarding departmental decisions rendered on approved programs and funding for the 2001-2002 school year. Four districts (Elizabeth, Neptune, Passaic and Pemberton) filed appeals of decisions on the early childhood program plans. The appeals filed by Neptune, Passaic and Pemberton were amicably resolved and a proposed settlement in the Elizabeth matter is pending approval by the Administrative Law Judge. Additionally, four districts filed appeals on behalf of each of the schools in their districts challenging the Department’s determination on each school’s Whole School Reform Plan/School-Based Budgets. The matters involving three of the districts have been amicably resolved. With regard to the fourth district, Elizabeth, upon notice by the district, the initial decisions of the Administrative Law Judge were not acted upon by the Commissioner and, instead, the matter was dismissed as withdrawn by the district. Also, eleven districts filed petitions of appeal on DOE decisions awarding Additional Abbott v. Burke State aid seeking, in total, over $353 million in additional aid. The districts disagree with the Department’s findings of budget reallocations, revenues and the final award of Additional Abbott v. Burke State aid. Motions to dismiss in lieu of answers were filed in four of the eleven districts. The State’s motion to dismiss the petition in one of the eleven districts was granted and the remaining matters were transferred to the Office of Administrative Law for Hearing. Amicable resolutions were reached in eight of the eleven districts. The State is actively attempting to finalize the resolution of the Elizabeth matter. Finally, the Education Law Center (“ELC”) filed a petition and amended petition challenging the decisions and non-decisions of the Department in this regard on behalf of students in the thirty Abbott districts. Generally, the ELC takes issue with the Department’s process and decisions regarding

Additional Abbott v. Burke State aid. On August 24, 2001, the State filed a motion for summary decision in lieu of answer and will continue to vigorously defend this appeal.

Brown v. State, Dept. of Treasury, Div. of Pensions & Benefits:    In this suit, filed with the Superior Court, Law Division, plaintiff seeks to represent a class of persons who applied for and received accidental disability retirement benefits under the Police & Firemen Retirement System (PFRS) prior to April 1, 1991. The class would challenge, on statutory (ADA) and constitutional (equal protection/substantive due process, special legislation) grounds, their omission from recent legislation that provided enhanced retirement benefits only to those people who retired after April 1, 1991. The trial court denied the State’s motion to dismiss. The court granted the State’s motion for summary judgment on October 12, 2001. Plaintiff filed an appeal with the Appellate Division. The matter has been fully briefed, but oral argument has not yet been scheduled.

Certain Pending Litigation

A lawsuit was filed on December 28, 2000 in the Superior Court of Bergen County, Law Division, challenging the constitutionality of various State statutes (collectively, the “State Contract Statutes”), which authorize the issuance by various State authorities and instrumentalities of bonds (the “State Contract Bonds”) which are payable from amounts to be paid by the State Treasurer, subject to annual appropriation, under a contract with such authority or instrumentality. The plaintiffs sought a judgment declaring the State Contract Statutes unconstitutional under the Constitution of the State of New Jersey (the “State Constitution”). The plaintiffs alleged that the issuance of the State Contract Bonds contemplated by the State Contract Statutes involved the issuance of State debt without prior voter approval, in violation of the Debt Limitation Clause of the State Constitution, Article VIII, Sec. 2, Para. 3. On January 24, 2001, the Superior Court ruled in favor of the State and the named State authorities and instrumentalities (collectively, the “State Parties”) by granting the State Parties’ motion for summary judgment and dismissing the complaint and upholding the constitutionality of the State Contract Statutes under the State Constitution. The judge specifically found that the issuance of State Contract Bonds pursuant to the State Contract Statutes do not create a debt of the State. On January 29, 2001, the Superior Court entered an order dismissing the complaint in its entirety, and granting summary judgment in favor of the State Parties.

On February 5, 2001, the plaintiffs filed a Notice of Appeal with the Superior Court, Appellate Division. On February 22, 2001, the State Parties’ petition to the New Jersey Supreme Court for direct certification of the Superior Court decision was denied. However, the New Jersey Supreme Court ordered an accelerated briefing and argument schedule in the Appellate Division. On March 9, 2001, the plaintiffs filed a notice of motion in the Appellate Division seeking injunctive relief to restrain the defendants from taking any action in furtherance of the issuance and sale of State Contract Bonds. On March 26, 2001, the Appellate Division denied the injunctive relief sought by plaintiffs. On June 27, 2001, by a two-to-one decision, the Appellate Division affirmed the Superior Court’s decision. The New Jersey School Boards Association participated as amicus in the appeal in defense of the challenged statutes.

On July 3, 2001, the plaintiffs filed a notice of appeal as of the right in New Jersey Supreme Court, where the matter remains pending. On August 17, 2001, the plaintiffs filed a notice of motion with the Supreme Court seeking injunctive relief to restrain the defendants from taking any action in furtherance of the issuance and sale of State Contract Bonds and seeking to disqualify three of the Supreme Court Justices from hearing the appeal. At the same time, plaintiffs filed their merits brief with the Supreme Court. The State Parties responded on August 27, 2001, in opposition to the motion. On September 21, 2001, the Supreme Court denied the motion on both grounds. The Supreme Court heard oral argument on January 2, 2002.

It should be noted that it is not possible to predict with certainty the outcome of any litigation, including the litigation described above. There can be no guaranty that the New Jersey Supreme Court will uphold the decision of the Superior Court.

Moody’s Investors Service, Inc. downgraded the State of New Jersey’s general obligation bonds from Aa1 to Aa2 on March 2, 2002. On April 25, 2002 and June 4, 2002, respectively, Fitch, Inc. and Standard & Poor’s, a division of The McGraw Hill Companies, Inc. both downgraded the State’s general obligation bonds from AA+ to AA.

APPENDIX G

ECONOMIC AND OTHER CONDITIONS IN NEW YORK

The following information is a brief summary of factors affecting the economy of New York City (the “City”) or New York State (the “State” or “New York”). Other factors will affect issuers. The summary is based primarily upon one or more of the most recent publicly available offering statements relating to debt offerings of State issuers, published financial plans and reports thereon. The Fund has not independently verified this information.

The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York Municipal Bonds in which the Fund invests.

New York City

General.    More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State. The City’s current financial plan (as of April 2002) assumes that the City’s economy faces a slow recovery commencing in the first half of calendar year 2002, which reflects the lingering effects of the September 11 attack and the national recession, and assumes the continued strength of consumer spending.

For each of the 1981 through 2001 fiscal years, the City’s General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles (“GAAP”), after discretionary and other transfers (“transfers”). For the 2001 fiscal year, the City had an operating surplus of $2.949 billion, before transfers. General Fund total revenues for the 2001 fiscal year were approximately $40.23 billion. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results.

The Mayor is responsible for preparing the City’s financial plan, including the City’s financial plan for the 2002 through 2006 fiscal years (the “2002-2006 Financial Plan,” “Financial Plan” or “City Financial Plan”). The City’s projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Changes in major assumptions could significantly affect the City’s ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City’s capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.

World Trade Center Attack.    Recovery, clean up and repair efforts will result in substantial expenditures. The U.S. Congress passed emergency legislation which authorized $40 billion for disaster assistance, increased security costs, rebuilding infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President have already appropriated over $10 billion of this amount for disaster assistance in New York, Pennsylvania and Virginia. The President has submitted a bill to Congress that would bring the total commitment of Federal disaster assistance for New York to $21.4 billion.

On March 9, 2002 the President signed nation-wide economic stimulus legislation which includes $5.5 billion toward the $21.4 billion commitment in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site.

The City is seeking to be reimbursed by the Federal government for all of its direct costs for response and remediation of the World Trade Center site. The City also expects to receive Federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.

City’s Financing Program.    Implementation of the City Financial Plan is dependent upon the City’s ability to market its securities successfully. The City’s financing program for fiscal years 2002 through 2006 contemplates access to approximately $33.5 billion (including $2.0 billion for Recovery Costs financing) through the issuance of bonds, including bonds of the Dormitory Authority of the State and other conduit debt, general obligation bonds to be issued by the City and bonds to be issued by the TFA, New York City Municipal Water Finance Authority (the “Water Authority”) and TSASC, Inc. (“TSASC”), which issues debt secured by revenues derived from the settlement of litigation with tobacco companies selling cigarettes in the United States. The TFA and TSASC were created to assist the City in financing its capital program while keeping City indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. The City also issues revenue and tax anticipation notes to finance its seasonal working capital requirements (see “Seasonal Financing Requirements” within).

In addition to the financing program described above, implementation of the Financial Plan is dependent on the financing capacity of the TFA which is authorized to have outstanding $2.5 billion of bonds (“Recovery Bonds”) or notes (“Recovery Notes”) the proceeds of which are to be used to pay costs related to or arising from the September 11 attack (“Recovery Costs”). The TFA issued $1 billion of Recovery Notes on October 4, 2001 to pay Recovery Costs. The proceeds of those Recovery Notes may be used to accommodate cash needs resulting from delays or eligibility disputes affecting Federal reimbursement of City payments for Recovery Costs. Such Recovery Notes may be paid with TFA revenues (with the resulting reduction in City tax revenues to be offset by Federal aid or other sources) or proceeds of renewal Recovery Notes or Recovery Bonds of the TFA (which would also reduce tax revenues to the City). The City expects to use $1.5 billion of proceeds of Recovery Bonds or Notes in fiscal year 2003 to compensate for revenue losses related to the September 11 attack.

2002-2006 Financial Plan.    On April 17, 2002, the City released the Financial Plan for the 2002 through 2006 fiscal years, which projects revenues and expenditures for the 2002 and 2003 fiscal years, balanced in accordance with GAAP, and projects gaps of $2.7 billion, $3.1 billion and $3.6 billion for fiscal years 2004 through 2006, respectively. The Financial Plan does not make any provision for wage increases, other than the pay increases discussed above for the contract period ending in fiscal year 2002. Each 1% wage increase for all City employees costs approximately $200 million annually. The Financial Plan also does not make any provision for increased pension expenditures if investment of pension fund assets fails to achieve the 2% gain in fiscal year 2002 assumed in the Financial Plan.

Since the release of the Financial Plan, personal income and other non-property tax collections for fiscal year 2002 have been approximately $200 million below revenues projected in the Financial Plan. In addition, the Federal government has provided the City with the authority to refinance certain tax-exempt debt, which is projected to generate savings of $150 million in fiscal year 2003, and it has been reported that the Governor and the State Legislature are discussing proposals which, if adopted, would provide the City with approximately $400 million of the $800 million Federal and State gap-closing actions set forth in the Financial Plan for fiscal year 2003. However, implementation of other initiatives proposed by the City as part of the Federal and State gap-closing actions, as well as the proposed fringe benefit cost containment program, are more uncertain. Some or all of the proposals relating to the $400 million of State gap-closing actions may require a Home Rule Message by the City Council. Moreover, it can be expected that the City Council will seek to restore certain agency expenditure reductions in connection with the adoption of the City’s budget for fiscal year 2003, which is scheduled to be adopted in June 2002. The City has prepared a contingency program which provides for additional City-wide agency savings of $500 million in fiscal year 2003, which includes significant workforce reductions.

Assumptions.    The Financial Plan is based on numerous assumptions, including the condition of the City’s and the region’s economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and other factors which could have a material effect on the City.

Personal Service Costs.    The Financial Plan projects that the authorized number of City-funded employees whose salaries are paid directly from City funds, as opposed to Federal or State funds or water or sewer funds, will increase slightly from an estimated level of 212,491 on June 30, 2002 to an estimated level of 212,546 by June 30, 2006.

Intergovernmental Aid.    For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures. In addition, the Federal budget negotiation process could result in reductions or delays in the receipt of Federal grants, which could have adverse effects on the City’s cash flow or revenues. The City assumes that the costs relating to the September 11 attack on the World Trade Center will be paid from Federal aid and borrowings by the TFA.

Certain Reports.    On May 2, 2002, the City Comptroller released a report analyzing the economic assumptions underlying the Financial Plan. The report stated that the City’s economy entered a recession in 2001, and that the impact of the terrorist attacks on the City will be felt for years. The report noted that, even though in the first quarter of 2002 the nation appears to be on the road to recovery, the City continues to suffer job losses and a declining economy, and that, as of March 2002, job losses that began in January 2001 continue, commercial real estate is weak, tourism and the hotel industry are soft, and the help wanted advertising index is down. The report states that the City Comptroller expects the City’s recession to continue through 2002 and projects a slow start out of the recession, compared with the Financial Plan’s assumption of a rapid and strong recovery based upon stimulus from the downtown rebuilding efforts and the assumed recovery of the securities industry after the correction in 2001.

On May 9, 2002, the City Comptroller issued a report on the Executive Budget for fiscal year 2003. The report noted that there is no such assurance of budget balance for fiscal year 2003. In his report, the City Comptroller identified approximately $1.7 billion in risks to the fiscal year 2003 budget. These risks include: (i) lower non-property tax revenues; (ii) assumed rent payments from the Port Authority; (iii) the receipt of $67 million from the renegotiation of leases and other sources; the receipt of assumed Federal and State assistance relating to initiatives which have been proposed in the past without success; (iv) possible increased overtime expenditures; (v) collective bargaining costs exceeding the labor reserve in the Financial Plan and additional pension costs; (vi) possible increased costs for public assistance; (vii) certain assumed State aid for supplementing teachers’ salaries, which the Governor has proposed to eliminate; and (viii) the possibility that projected debt service savings for Bond refundings may not occur.

With respect to the $800 million in Federal and State assistance assumed in the Financial Plan, the report noted that the City indicates that it has already received Federal approval for additional refundings of tax-exempt debt that is expected to provide debt service savings of $150 million, and that other proposals which may receive consideration by the State Legislature include debt financing reform, which would result in debt service savings of $100 million, raising fines for certain parking violations, which would provide $62 million of additional revenues, an increase in the surcharge on non-cellular phones, which would increase revenues by $35 million and raising the cigarette tax, which would raise $125 million of additional revenues for the City. With respect to collective bargaining costs, the report noted that the cost of expected new labor contracts with the UFT, the PBA, the Detectives Endowment Association, the Uniformed Firefighters Association and the Sergeants Benevolent Association for the contract periods ending in fiscal years 2002 and 2003 may be higher than assumed in the Financial Plan. In addition, the report noted that the current round of labor contracts will expire in fiscal year 2003, that the budget includes no reserve for wage increases in fiscal year 2003, and that each one percent wage increase for City employees would cost the City approximately $113 million in fiscal year 2003.

On May 17, 2002, the staff of the OSDC issued a report on the Financial Plan. For fiscal years 2003 through 2006 the report identified net risks of $2.0 billion, $2.0 billion, $1.8 billion and $1.4 billion, respectively, which, when added to the gaps projected in the Financial Plan, would result in gaps of $2.0 billion, $4.7 billion, $4.9 billion and $5.0 billion in fiscal years 2003 through 2006, respectively. The report noted that the gap-closing program reflected in the Financial Plan closed a previously projected $5.0 billion budget gap for fiscal year 2003, which is the largest gap projected by the City since the budget was first balanced in fiscal year 1981 in accordance with generally accepted accounting principles, and that the gap-closing program includes $2.6 billion in non-recurring resources.

On March 21, 2002, the staff of the Control Board issued a report reviewing the financial plan submitted to the Control Board in February 2002 (the “February Financial Plan”). In its report, the staff noted that the City will borrow through the TFA almost $2 billion in fiscal years 2002 and 2003 to close budget gaps.

In its report the staff identified additional uncertainties, including the fact that the February Financial Plan does not include funds for labor settlements being sought by teachers and uniformed employees greater than the DC 37 settlement and the uniformed coalition pattern, respectively. The report further noted that the February Financial Plan does not provide for wage increases beyond fiscal year 2002 after the expiration of current labor contracts, and that each 1% increase in wages would result in additional labor costs of approximately $100 million in 2003 and exceeding $180 million in each of fiscal years 2004 and 2005. Additional uncertainties in the report include the possibility that pension investments will not achieve the assumed 8% annual rate of return, which would cost the City additional pension contributions of $70 million in 2003, increasing to approximately $500 million by fiscal year 2006, assuming a current fiscal year loss on its pension assets exceeding 2%. Finally, the report noted that the relative debt service burden will increase sharply, with debt service, including debt service on TSASC Bonds, at the end of fiscal year 2006 projected to require 19.8% of tax revenues.

On May 15, 2002, the IBO issued a report reviewing the City’s Executive Budget for fiscal year 2003 and the Financial Plan. The report noted that the City is facing its most serious fiscal challenge in recent memory, with larger budget gaps over the next few years than the City faced in the recession in the early 1990s. The IBO report projected gaps of $67 million and $785 million for fiscal years 2002 and 2003, respectively, and gaps of $3.6 billion, $4.1 billion and $4.5 billion for fiscal years 2004 through 2006, respectively, including the gaps projected in the Financial Plan, even if all of the gap-closing measures proposed in the Executive Budget are adopted. The increased gaps projected by the IBO reflect projected shortfalls in tax revenues of $354 million, $208 million, $155 million, $521 million and $618 million in fiscal years 2002 through 2006, respectively, as well as uncertainty concerning the proposed sale of OTB in fiscal year 2004, the receipt of projected airport rents in fiscal years 2003 through 2006, and the possibility of increased expenditures, including expenditures for Medicaid, public assistance, public schools, and the cost of a teachers labor settlement. The gaps projected by the IBO assume the successful implementation of a number of gap-closing proposals in the Executive Budget, including $800 million in Federal and State initiatives in fiscal year 2003 and $500 million annually in subsequent years, and $500 million from reducing the growth in fringe benefit costs for City workers in fiscal year 2003, rising to $575 million in fiscal year 2006, each of which requires approval of the State Legislature and/or the City’s unions. The IBO report assumes that the local economy will see virtually no growth in calendar year 2002 and only weak growth in calendar years 2003 through 2006.

On August 25, 1998, the City Comptroller issued a report reviewing the current condition of the City’s major physical assets and the capital expenditures required to bring them to a state of good repair. The report estimated that the expenditure of approximately $91.83 billion would be required over the next decade to bring the City’s infrastructure to a systematic state of good repair and address new capital needs already identified, and that the City’s current Ten-Year Capital Strategy, together with funding received from other sources, is projected to provide approximately $52.08 billion. This represents the first time the Comptroller has issued such a report since May 1979. The capital need identified in the 1979 report was approximately two times greater than the actual capital expenditures for the period covered by that report. OMB notes that in the 1979 report, the Comptroller identified a capital need over seven times greater than the capital budget then proposed by the

Mayor. The Comptroller’s 1998 report estimates a capital need of approximately twice the amount of the capital spending proposed by the Mayor. The 1998 report noted that the City’s ability to meet all capital obligations is limited by law, as well as funding capacity, and that the issue for the City is how best to set priorities and manage limited resources.

Seasonal Financing Requirements.    The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City anticipates that its seasonal financing need for its 2002 fiscal year will be satisfied by the issue of $1.5 billion of short-term obligations in October 2001. The City issued $750 million of short-term obligations in fiscal year 2001 to finance the City’s projected cash flow needs for fiscal year 2001 and issued the same amount of short-term obligations in fiscal year 2000 to finance its cash flow needs for that year. The delay in the adoption of the State’s budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

Ratings.    As of May 23, 2002, Moody’s rated the City’s outstanding general obligation bonds A2, Standard & Poor’s rated such bonds A and Fitch rated such bonds A+. On November 16, 2001, Moody’s revised its outlook on City bonds to negative from uncertain. Such ratings reflect only the views of Moody’s, Standard & Poor’s and Fitch. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.

Outstanding Indebtedness.    As of March 31, 2002, the City and the Municipal Assistance Corporation for the City of New York had respectively approximately $27.66 billion and $2.20 billion of outstanding net long-term debt.

Water, Sewer and Waste.    The City’s current four-year financing program also includes the issuance of water and sewer revenue bonds. The Water Authority is authorized to issue bonds to finance capital investment in the City’s water and sewer system. Pursuant to State law, debt service on this indebtedness is secured by water and sewer fees paid by users of the water and sewer system. Such fees are revenues of the Water Board and the Water Board holds a lease interest in the City’s water and sewer system. After providing for debt service on obligations of the Water Authority and certain incidental costs, the revenues of the Water Board are paid to the City to cover the City’s costs of operating the water and sewer system and as rental for the system. The City’s Ten-Year Capital Strategy covering fiscal years 2002 through 2011 projects City-funded water and sewer investment (which is expected to be financed with proceeds of Water Authority debt) at approximately $8.9 billion of the $51.9 billion City-funded portion of the plan.

Legislation passed by the State prohibits the disposal of solid waste in any landfills located within the City after December 31, 2001. The Financial Plan includes the estimated costs of phasing out the use of landfills located within the City. The Financial Plan includes the elimination of the composting program and an eighteen month suspension of metal, glass, and plastic (“MGP”) recycling while the City develops a more economically viable recycling program. The New York City Recycling Law, Local Law No. 19 (“Local Law No. 19”) for the year 1989, set requirements for increasing the tonnage of solid waste that is recycled by the Department of Sanitation and its contractors. Pursuant to court order, the City is currently required to recycle 4,250 tons per day of solid waste. Based on the City’s plan to temporarily suspend recycling of MGP, total city-wide recycling will decrease from approximately 2,600 tons per day to approximately 1,500 tons per day. If local law is not changed and the City is unable to comply with Local Law No. 19, it may incur substantial costs.

Litigation.    The City is a defendant in a significant number of lawsuits. While the ultimate outcome and fiscal impact, if any, on the City of the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City’s ability to carry out the City Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2001 amounted to approximately $4.2 billion.

Public Assistance.    The average number of persons receiving income benefits under public assistance programs is projected to be 462,906 per month in the 2002 fiscal year. The Financial Plan projects that the average number of recipients will decrease by 13.4% in the 2002 fiscal year from the average number of recipients in the 2001 fiscal year. The Financial Plan assumes that public assistance grant levels will remain flat in the 2002 fiscal year.

New York State

Recent Economic Developments.    As expected, the World Trade Center terrorist attacks had an even more devastating impact on the State economy than on the national economy as a whole. As a result, the State economy could remain in recession even after the initiation of a recovery for the nation overall. Employment is expected to decline by 0.8 percent in 2002, following a 0.5 percent decline in 2001. Wages and salaries are expected to show an increase of 2.4 percent for 2001, followed by a decline of 1.5 percent for 2002 due to weakness in securities industry profits in the first quarter of 2002.

The New York Economy.    New York is the third most populous state in the nation and has a relatively high level of personal wealth. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and size of the base to which State taxation applies. The State’s economy is diverse, with a comparatively large share of the nation’s finance, insurance, transportation, communications and services employment, and a very small share of the nation’s farming and mining activity. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation. Manufacturing employment continues to decline in New York, as in most other states, and New York’s economy is less reliant on this sector than in the past. Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating, and electrical equipment products are located in the upstate region. New York City is the nation’s leading center of banking and finance and, as a result, the finance, insurance and real estate sector is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages. Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector. The State and the City are particularly vulnerable to an unexpectedly poor performance by the financial markets, which could reduce securities industry rates of profit and bonus payment growth.

Economic and Demographic Trends.    In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11 attack resulted in a slowdown in New York that was more severe than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years. Total State nonagricultural employment has declined as a share of national nonagricultural employment.

Recent Events.    The State’s current fiscal year began on April 1, 2002 and ends on March 31, 2003. The State Legislature enacted appropriations for all State-supported, contingent, contractual, and certain other debt service obligations for the entire 2002-03 fiscal year on March 26, 2002, and the remaining appropriations and accompanying legislation constituting the budget for the 2002-03 fiscal year on May 16, 2002. The Governor did not veto any legislative additions to the budget.

2002-03 Fiscal Year.    To close the significant 2002-03 budget gap caused largely by the events of September 11, the Enacted Plan contains numerous revenue actions. These actions include: lowering the threshold for sales and withholding tax electronic funds transfer ($58 million); increasing alcoholic beverage control license fees ($8 million); adopting a new price index for the prepayment of sales tax on cigarettes ($6 million); increasing the tax rate on tobacco products to 37 percent of wholesale price ($15 million); enhancing cigarette enforcement measures ($5 million); changing the mandatory first installment payment of estimated taxes for certain businesses from 25 percent to 30 percent ($100 million); authorizing a tax amnesty program (net benefit of $175 million primarily in personal income and business taxes); selling securities held as abandoned property ($300 million); increasing miscellaneous receipts from bond issuance charges ($115 million); changing the surcharge on wireless services ($38 million); transferring Power Authority resources to fund the Power for Jobs program ($42 million); and providing new technology investments at the Department of Taxation and Finance to increase audit collections ($130 million).

Total General Fund receipts, including transfers from other funds are projected to total $39.90 billion in fiscal year 2002-03, a decrease of $1.25 billion from 2001-02. This total includes $35.08 billion in tax receipts, $2.15 billion in miscellaneous receipts, and $2.67 billion in transfers from other funds. The transfer of $1.68 billion in resources through the tax refund reserve account from fiscal year 2001-02 to fiscal year 2002-03 has the effect of exaggerating the change in State receipts from year to year by depressing 2001-02 figures and inflating 2002-03 projections. General Fund receipts are projected to consist of the following components in the following approximate proportions for the 2002-2003 fiscal year: personal income tax (58.5%), user taxes and fees (17.8%), business taxes (9.6%), miscellaneous receipts/transfers (12.1%), and other taxes (2.0%).

The personal income tax is based, with certain modifications, on federal definitions of income and deductions. Net General Fund personal income tax collections are projected to reach $23.34 billion in fiscal year 2002-03. Collections in this category, which account for over half of General Fund receipts, are expected to fall below 2001-02 results by $2.51 billion. After excluding the impact of the tax refund reserve transaction and the diversion of certain income tax receipts to the STAR fund, the underlying decline in projected receipts is approximately $900 million or 3 percent.

The year-to-year decline in receipts is caused primarily by the economic dislocation caused by the terrorist attacks of September 11, the national recession, the decline in equity markets, and the drop in compensation paid to financial service workers. Personal income tax payments associated with the 2001 tax year are significantly below 2000 levels, with associated impacts on final payments and refunds.

Receipts from user taxes and fees are projected to total $7.11 billion in fiscal year 2002-03, an increase of $7 million from 2001-02, attributable to the projected growth in the sales tax base (after adjusting for tax law changes and other factors) of 3.0 percent yielding a projected cash growth of 3.8 percent, as well as an increase in alcoholic beverage tax receipts and legislation enacted for 2002-03 increasing the tax on tobacco products and increasing most alcoholic beverage control license fees. Decreases in the motor vehicle fees, cigarette tax, and auto rental tax components offset most of the gains. The decline in General Fund cigarette tax receipts is the result of the increased dedication of these receipts to the Tobacco Control and Insurance Initiatives Pool. The decline in motor vehicle fees and auto rental taxes in the General Fund largely reflect the increased dedication of these sources to the Dedicated Highway and Bridge Trust Fund.

Total business tax collections are projected to total $3.84 billion in fiscal year 2002-03, an increase of $226 million from 2001-02. The increase is concentrated in the corporation franchise tax and utility taxes, and is due largely to changes in the schedule by which certain businesses make estimated tax payments and to the new tax amnesty program.

Other taxes include the estate and gift tax, the real property gains tax, and pari-mutuel taxes. Other taxes are projected to total $787 million in fiscal year 2002-03, a decrease of $16 million from 2001-02. The primary factors accounting for this decline include tax reductions in pari-mutuel taxes, real property gains taxes, and estate and gift taxes enacted in prior fiscal years.

Miscellaneous receipts are projected to total $2.15 billion in fiscal year 2002-03, an increase of $523 million from 2001-02. The growth includes the sale of abandoned property assets, fees from bond issuance charges, resources from other funds, and revenues from the surcharge on wireless communication services.

Transfers from other funds are projected to total $2.67 billion in fiscal year 2002-03, an increase of $526 million from 2001-02 (primarily from the receipt of available fund balances, including amounts from the Environmental Protection Fund).

General Fund disbursements, including transfers to other funds, are projected to decline by 2.4 percent to $40.21 billion, a decrease of $1.01 billion from 2001-02. General Fund disbursements are projected to consist of the following components in the following approximate proportions for the 2002-2003 fiscal year: local assistance, including aid to public schools, (66.8%); state operations (19.4%); general state charges (7.1%); debt service (4.6%); and capital/other (2.1%).

The State’s overall workforce is projected to be 191,100 persons by the end of 2002-03, down approximately 5,000 from November 2001.

The 2002-03 Financial Plan projects a closing balance in the General Fund of $716 million. The closing balance is comprised of $710 million in the Tax Stabilization Reserve Fund and $6 million in the Contingency Reserve Fund. The closing fund balance excludes $427 million expected to be on deposit in the refund reserve account at the close of 2002-03.

2001-02 Fiscal Year.    The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by the State Division of the Budget (“DOB”). After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the Tax Stabilization Reserve Fund (TSRF) (after a deposit of $83 million in fiscal year 2001-02), $157 million in the Contingency Reserve Fund (CRF), $159 million in the Community Projects Fund (CPF), and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

Future Fiscal Years.    State law requires the Governor to propose a balanced budget each year. The Governor’s Executive Plan for the 2002-2003 fiscal year projected in January 2002 budget gaps of $2.8 billion in the 2003-04 fiscal year and $3.3 billion in the 2004-05 fiscal year. Preliminary analysis by the DOB indicates that the State will have a 2003-2004 budget gap which is larger than projected at the time of the Executive Plan but significantly below the shortfall that was closed as a part of actions on the 2002-2003 enacted plan.

In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-1996), $3.9 billion (1996-1997), $2.3 billion (1997-1998), and less than $1.0 billion (1998-1999 through 2000-2001) and $6.8 billion in 2002-2003.

Prior Fiscal Years.    The State completed its 2000-01 fiscal year with a combined governmental funds operating surplus of $1.59 billion, which included operating surpluses in the General Fund ($245 million), in Special Revenue Funds ($1.25 billion) and in Capital Projects Funds ($109 million) offset, in minor part, by an operating deficit in the Debt Service Funds ($20 million). The State reported a General Fund operating surplus of $245 million for the 2000-01 fiscal year, as compared to an operating surplus of $2.23 billion for the 1999-2000 fiscal year. The State reported an accumulated fund balance of $4.17 billion in the General Fund for its 2000-01 fiscal year.

The State completed its 1999-2000 fiscal year with a combined Governmental Funds operating surplus of $3.03 billion, which included operating surpluses in the General Fund ($2.23 billion), in Special Revenue Funds ($665 million), in Debt Service Funds ($38 million) and in Capital Projects Funds ($99 million). The State reported a General Fund operating surplus of $2.23 billion for the 1999-2000 fiscal year, as compared to an operating surplus of $1.08 billion for the 1998-1999 fiscal year.

The State completed its 1998-1999 fiscal year with a combined Governmental Funds operating surplus of $1.32 billion, which included operating surpluses in the General Fund ($1.078 billion), in the Debt Service Funds ($209 million) and in the Capital Projects Funds ($154 million) offset, in part, by an operating deficit in Special Revenue Funds ($117 million). The State reported an accumulated surplus of $1.645 billion in the General Fund.

Assets and Liabilities.    The net assets available for benefits as of March 31, 2001 were $114.0 billion (including $2.3 billion in receivables). The present value of anticipated benefits for current members, retirees, and beneficiaries as of March 31, 2001 was $120.2 billion. Under the funding method used by the Systems, the net assets, plus future actuarially determined contributions, are expected to be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries.

Local Government Assistance Corporation.    In 1990, as part of a State fiscal reform program, legislation was enacted creating the Local Government Assistance Corporation (“LGAC”), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State’s annual seasonal borrowing. The legislation imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC’s bondholders in the resolution authorizing such bonds. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC’ s borrowing, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

Financing Activities.    State financing activities include general obligation debt of the State and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financing, moral obligation financing and other financing through public authorities and municipalities, where the State’s obligation to make payments for debt service is generally subject to annual appropriation by the State Legislature.

As of March 31, 2002, the total amount of outstanding general obligation debt was approximately $4.1 billion and the total amount of moral obligation debt was $517 million. Approximately $28.2 billion of bonds issued primarily in connection with lease-purchase and contractual-obligation financing of State capital programs were outstanding as of March 31, 2002.

The Debt Reform Act of 2000, which applies to all new State-supported debt issued after March 31, 2000, imposes phased-in caps that limit new debt outstanding to four percent of personal income (to be fully phased-in by 2010-11) and new debt service costs to five percent of total governmental receipts (to be fully phased-in by 2013-14). Both caps began in 2000-01 at an initial phase-in level of .75 percent. Pursuant to Section 23 of the State Finance Law, the State is required to calculate compliance with the caps annually and report the findings in the Financial Plan update most proximate to October 31. On November 8, 2001, the State reported that it was in compliance with both debt caps, with debt outstanding at .39 percent of personal income and debt service on such debt at .09 percent of total governmental receipts.

Public Authorities — General.    As of December 31, 2001, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was almost $101 billion.

The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be adversely affected if any of its public authorities were to default on their respective obligations.

Metropolitan Transportation Authority.    The MTA reported that certain portions of its regional transportation operations were affected by the terrorist attack on the World Trade Center. The most recent estimate of overall property damage to the transit system (dated December 6, 2001) is $855 million. The MTA currently expects that insurance coverage in the amount of approximately $1.5 billion and federal disaster assistance will cover substantially all of the property and business interruption losses related to this event. While the loss of revenues associated with the World Trade Center attacks may be significant, the MTA does not expect that it will materially affect its obligations to bondholders and others.

Ratings.    Fitch, Moody’s and Standard & Poor’s rate the State’s outstanding general obligation bonds AA, A2 and AA, respectively. Standard & Poor’s revised its ratings upward from A to A+ in November 1999. Standard & Poor’s again revised its ratings upward from A+ to AA in December 2000. In February 2001, Fitch also revised its ratings upward from A+ to AA. Ratings reflect only the respective views of such organizations. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings may have an effect on the market price of the New York municipal bonds in which the Fund invests.

Litigation.    Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan in any given fiscal year. There can be no assurance that an adverse decision in one or more legal proceedings would not exceed the amount the State reserves for the payment of judgments or materially impair the State’s financial operations. The General Purpose Financial Statements for the 2000-2001 fiscal year report estimated probable awarded and anticipated unfavorable judgments of $730 million, of which $242 million is expected to be paid during the 2001-2002 fiscal year.

Other Localities.    Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State receipts and disbursements for the State’s financial plans.

The state traditionally provides unrestricted financial assistance to cities, counties, towns and villages outside of New York City. Funding in the 2002-03 Enacted Plan totals approximately $486 million, and includes General Purpose Local Government Aid, Local Government Aid to Counties, Supplemental Municipal Aid and targeted emergency aids.

Counties, cities, towns, villages, school districts and fire districts have engaged in substantial short-term and long-term borrowings. In 2000, the total indebtedness of all localities in the State, other than New York City, was approximately $23.1 billion. A small portion of that indebtedness represented borrowing to finance budgetary deficits; $108 million in deficit financing was authorized pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Nineteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 2000.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, Nassau County, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

APPENDIX H

ECONOMIC AND FINANCIAL CONDITIONS IN NORTH CAROLINA

The following information is a brief summary of factors affecting the economy of the State of North Carolina and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

The State of North Carolina (the “State”) has three major operating funds: the General Fund, the Highway Fund and the Highway Trust Fund. North Carolina derives most of its revenue from taxes, including individual income taxes, corporation income taxes, sales and use taxes, highway use taxes on motor vehicle rentals, corporation franchise taxes, piped natural gas excise taxes, alcoholic beverage taxes, insurance taxes, estate taxes, tobacco products taxes, and other taxes, e.g., gift taxes, freight car taxes, and various privilege taxes. A streamlined sales tax collection system has been adopted to improve collection efforts, particularly as to out-of-state catalog and internet sales. The State receives other non-tax revenues which are also deposited in the General Fund. The most important are federal funds collected by State agencies, university fees and tuition, interest earned by the State Treasurer on investments of General Fund moneys, and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

Fiscal year 1999-2000 ended with a positive General Fund balance of $447.5 million. Along with additional reserves, $37.5 million was reserved in the Savings Reserve Account, $117.7 million was reserved in the Retirees’ Health Premiums Reserve, $7.1 million was reserved in the Repairs and Renovations Reserve Account, and $1.1 million was reserved in the Clean Water Management Trust Fund. Additionally, $240.0 million was reserved in the Intangibles Tax Refunds Reserve. After additional reserves, there was no balance remaining in the unreserved general Fund at the end of fiscal year 1999-2000. The ending General Fund balance did not include $541.9 million of unexpended funds designated to relief of Hurricane Floyd victims, which funds were to be expended during subsequent fiscal years.

On May 1, 2001, the State Office of State Budget, Planning and Management and the Fiscal Research Division of the State General Assembly estimated there would be a General Fund revenue shortfall of $697.1 million from the authorized 2000-2001 fiscal year budget, and a total budget shortfall for fiscal year 2000-2001 of approximately $850 million. The shortfall was attributed to four major factors: (1) the State was required to refund approximately $123 million of income tax refunds in the 2000-2001 budget year that should have been refunded in the prior year, creating a corresponding decrease in revenues; (2) the State was required to refund approximately $63.3 million in taxes and fees arising from lawsuits involving privilege fees charged to major automobile finance companies and involving the intangibles tax previously levied by the State, creating an $18.3 million reduction in individual income taxes and a $45 million reduction in privilege taxes; (3) the State’s share of the federal Medicaid program generated expenses approximately $108 million greater than the budgeted appropriation for this purpose, and (4) decreased revenues attributable to a general slow down of the national economy resulted in a forecasted general revenue shortfall of $300 to $450 million, particularly affecting revenues from taxes associated with the State’s manufacturing sector. Also, the general economic slow down and its effects on the capital markets lead to decreases in taxes attributable to capital gains income. The slow down resulted in decreased forecasted revenues in several categories, including individual income taxes, corporate income taxes, and sales taxes.

In response to the projected budget shortfall, the Governor, as Director of the Budget, issued Executive Order No. 3 directing a number of actions to be taken to insure the State met its constitutional requirement of a balanced budget. Particularly, the Governor identified budgetary resources that would cover a budget shortfall of up to approximately $1 billion. These resources consisted of a combination of reversions of unexpended appropriations, the diversion of other resources from their otherwise appropriated use, and the identification and use of available reserves.

At the end of fiscal year 2000-2001, General Fund revenues, including tax, non-tax, diverted funds, and delayed reimbursements, fell short of estimated revenue by $598.4 million. Individual income tax fell short of estimates by $259.4 million, sales and use tax payments fell short of estimates by $177.7 million, and corporate income and franchise tax payments fell short of estimates by $149.3 million. With lowered available investment balances in the General Fund, investment earnings fell short of estimates by $43.1 million. Nevertheless, as a result of the actions taken pursuant to Executive Order No. 3, fiscal year 2000-2001 ended June 30, 2001 with a positive General Fund Balance of $871.3 million. Along with additional reserves, $157.5 million was reserved in the Savings Reserve Account, and $53.9 million was reserved in the Retiree’s Health Premiums Reserve. After additional reserves, there was no balance remaining in the unreserved General Fund at the end of fiscal year 2000-2001. The ending General Fund balance included $448.6 million of unexpended funds designated to relief of Hurricane Floyd victims, which funds were to be expended during subsequent fiscal years, and $178.5 million of unexpended budgetary shortfall funds reserved pursuant to Executive Order No. 3 restricting State expenditures.

The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles. For example, based on a modified accrual basis, the General Fund balance as of June 30, 2000 was $265.7 million and as of June 30, 2001 was negative $32.4 million.

Extraordinary events occurred during fiscal year 1999-2000 that caused significant stress on the budget for the fiscal year. In the fall of 1999, the State was the victim of two major hurricanes, Dennis and Floyd, in a period of a few weeks. In response to the devastation caused by these storms, a special session of the General Assembly was convened in December 1999 to create relief programs to address the damages, culminating in the enactment of legislation appropriating $836.6 million for disaster relief programs. The General Assembly funded the $836.6 million for Hurricane Floyd relief programs from $228.7 million of reallocated appropriations from department operating budgets and $607.9 million from unspent capital improvement appropriations and reserves, including $286 million from the Budget Stabilization Reserve, and the unappropriated fund balance. In addition, during 1998 and 1999, the State settled two major lawsuits involving taxes held to be illegally collected. The total amount paid for these settlements was $1,239 million, $400 million of which was paid in fiscal year 1998-1999 and another $599 million of which was paid in fiscal year 1999-2000. Additionally, actual revenues received during fiscal year 1999-2000 were below budget due in part to the hurricanes and a major winter storm in early 2000 that paralyzed much of the State for over a week.

On account of the stress caused by these events on the budget for fiscal year 1999-2000, certain adjustments were made to assure that the budget for the fiscal year would remain balanced and to assure that the budget for fiscal year 2000-2001 would be balanced. In addition, approximately $98.7 million of tax refunds not paid before June 30, 2000 resulted in overstated revenues for fiscal year 1999-2000 by that amount. Due to the presence of these revenues, additional adjustments to balance the budget for fiscal year 1999-2000 were not required. The payment of these refunds after June 30, 2000 resulted in a decrease in revenues for fiscal year 2000-2001 by a like amount. In the past, payments for teacher salaries for services rendered in a fiscal year have been funded as an expenditure in that fiscal year’s budget, even though payments would be made after June 30. The State deferred funding of $271 million required for the payment of teacher salaries to be paid after fiscal year 1999-2000 to fund a reserve to pay the final $240 million settlement payment on one of the lawsuits referred to above. This final payment settling these cases was made by the State on July 10, 2000. In the budget for fiscal year 2000-2001, the State reduced by $252 million the budgeted contributions to the State plans for employee’s retirement ($191.3 million), retiree health benefits ($50 million), and death benefits ($10.9 million). This reduction was provided from the realization of a portion of the gains from the investment of amounts previously contributed to the plans and excess available reserves set aside for this purpose.

On June 30, 2000, the General Assembly adopted a $14.1 billion budget for fiscal year 2000-2001, an increase of 4.1% from the previous year, with no new taxes or tax relief, although a streamlined sales tax collection system was implemented to improve collections, particularly as to out-of-state catalog and internet sales. Continuing to focus on education, the General Assembly approved a $3.1 billion bond referendum for construction and renovation at the State’s 16 university campuses and 59 community colleges. North Carolina’s citizens approved the $3.1 billion bond package—the largest in State history—on November 7, 2000. The bonds will be issued over five years and paid back over 20 years. The General Assembly also authorized 6.5% raises for teachers in the public schools, bringing the State’s teachers’ salaries up to the national average. State employees received 4.2% raises and $500 bonuses disbursed in October 2000. The General Assembly placed $170 million over the next two years in reserve to help cover expected cost increases in the state employee’s health insurance plan, and an additional $120 million was set aside to replenish the depleted State Emergency Reserves. The General Assembly also placed in reserve $100 million for the Repairs and Renovations Reserve Account, $14.9 million in the Reserve for Capital Improvements, $120 million in the Savings Reserve Account, and $30 million in the Clean Water Management Trust Fund.

On August 24, 2000, the State Supreme Court issued an order in the Chrysler Credit case denying the State’s request for discretionary review of a decision of the State Court of Appeals. As a result, the State was required to refund $20,511,000 of taxes previously paid by Chrysler. On November 1, 2000, the State Court of Appeals issued an order accepting the State’s motion to dismiss an appeal previously filed by the State in the Ford Motor Credit case. As a result, the State was required to refund $38,233,000 of taxes previously paid by Ford.

On September 21, 2001, the General Assembly adopted a $14.5 billion budget for fiscal year 2001-2002. Due to the need to increase revenues, the budget contained several new and increased taxes, including the following: a two-year half-cent increase in the statewide sales tax; a two-year increase to 8.25% of the income tax rate for taxable incomes of single and married individuals over $120,000 and $200,000, respectively; a 6% telecommunications tax on out-of-state long distance calls, with the tax on in-state long distance calls dropping from 6.5% to 6%; a 5% tax on satellite television; a 1% gross premiums tax for HMOs and Blue Cross/Blue Shield; and a 3% increase on liquor taxes. Additionally, tuition for students attending the University of North Carolina was raised 9%. The budget increased spending on education and human services while trimming 400 positions from the State’s payrolls. The General Assembly included in the budget $25 million to reduce class size, $93 million for teacher bonuses, and another $44 million to help struggling students meet testing standards. Teachers and school administrators received salary increases averaging close to 3%, while community college instructors and professional staff received a 1.25% salary increase. Each state employee got a $625 raise. The General Assembly provided $15 million for the One North Carolina Fund for the Governor to use to provide incentives in the recruitment of industries to the State. The budget established a mental health trust fund and provided $47.5 million in funding to be used to renovate existing mental health and substance abuse facilities and to help patients move from institutional to community treatment. The General Assembly set aside $181 million to replenish the depleted State Emergency Reserves and placed in reserve $125 million for the Repairs and Renovations Reserve Account and $40 million for the Clean Water Management Trust Fund.

The State is currently projecting an overall budget shortfall in the General Fund for fiscal year 2001-2002 of as much as $1.6 billion. The shortfall is primarily a result of an under-realization of budgeted revenues and an increase in Medicaid expenditures exceeding budgeted appropriations. In particular, State personal income tax collections in April 2002 were $595 million, which was over $250 million less than in 2001 and over $350 million less than projected for the fiscal year 2001-2002 budget. Overall, tax collections declined 6 percent from the previous fiscal year while the fiscal year 2001-2002 budget had projected a 4 percent revenue increase, a difference of 10 percentage points. Medicaid expenditures are expected to exceed well over $100 million of budgeted appropriations. Both the under-realization of revenues and the increased Medicaid expenditures can be attributed to the on-going national and regional economic recession, the severity of which was deepened by the impact of the September 11, 2001 terrorist attacks.

In response to the projected budgetary shortfall, the Governor invoked his constitutional authority to insure that the State would meet its constitutional requirement of a balanced budget by issuing Executive Order No. 19, which rescinded previous Executive Order No. 3 and identified over $1.3 billion of resources available if needed to balance the budget. Executive Order No. 19 reduced expenditures for use by State agencies and for capital improvement projects and transferred funds from General Fund reserves and non-General Fund receipts and reserves. Following the issuance of Executive Order No. 19, the Governor ordered the transfer of an additional $200 million from the Hurricane Floyd relief fund and the Tobacco Trust Fund to cover any remaining budgetary shortfall for fiscal year 2001-2002.

On June 18, 2002, the State Senate approved a $14.2 billion budget plan for fiscal year 2002-2003, which reduces State spending 2.2% from fiscal year 2001-2002. The Senate’s budget plan includes approximately $800 million generated from one-time transfers from reserves, refinancing of debt, and temporary tax increases. 2,116 State jobs would be eliminated, and there would be no salary increases for any State employees, including teachers. Tuition increases would be implemented throughout the State university and community college systems. Funding for State healthcare services to the elderly and mentally ill would be reduced, while Medicaid funding would be increased $109 million. Other State services and programs would be reduced or eliminated under the Senate budget plan. The State House is currently considering its own budget plan which is expected to differ markedly from the Senate plan.

Under the State’s constitutional and statutory scheme, the Governor is required to prepare and propose a biennial budget to the General Assembly. The General Assembly is responsible for considering the budget proposed by the Governor and enacting the final budget, which must be balanced. In enacting the final budget, the General Assembly may modify the budget proposed by the Governor as it deems necessary. The Governor is responsible for administering the budget enacted by the General Assembly.

The State budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, federal government policies and legislation and the activities of the State’s General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the federal government’s relationship with the state governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.

In 1998, the State approved a settlement agreement with the major tobacco companies for reimbursement of its smoking-related medical expenses paid through Medicaid and other health care programs. North Carolina could receive approximately $4.6 billion over the next 25 years pursuant to this settlement agreement. In order to help communities in North Carolina injured by the decline of tobacco, the General Assembly has established a foundation which will receive 50% of these settlement payments. During the 2000-2001 fiscal year, this foundation awarded $5.1 million in grants to 34 organizations, and as of June 30, 2001, had an unreserved fund balance of $167.1 million. A trust fund for tobacco farmers and quota holders and another trust fund for health programs will each receive one-quarter of the remaining settlement payments. As of June 30, 2001, these two trust funds had unreserved fund balances of $73.8 million and $85.6 million, respectively. North Carolina has also entered into a separate $1.9 billion settlement with the major tobacco companies on behalf of tobacco farmers and quota holders. Payments into the National Tobacco Growers Settlement Trust are expected to average $155 million per year over a 12-year period which began in 1999.

The economic profile of the State consists of a combination of industry, agriculture, and tourism. Non-agricultural wage and salary employment accounted for approximately 3,879,400 jobs as of May 2002. The largest segment of jobs was approximately 1,060,400 in services, followed by 884,300 in wholesale and retail trade, and 699,700 in manufacturing. Based on May 2002 preliminary data from the United States Bureau of Labor Statistics, the State ranked eleventh among the states in non-agricultural employment, thirteenth in services employment, eleventh in wholesale and retail trade employment, and eighth in manufacturing employment. According to the U.S. Census Bureau, per capita income in the State during the period from 1990 to

2000 grew from $12,885 to $20,307, an increase of 57.6%, while national per capita income over the same period grew from $14,420 to $21,587, an increase of 49.7%. As reported by the North Carolina Employment Security Commission, the seasonally adjusted unemployment rate in May 2002 was 6.8% of the labor force, as compared to the nationwide unemployment rate for May 2002 of 5.8%.

The labor force has grown from 3,401,000 in 1990 to 3,989,200 as of May 2002, an increase of 17.3%. The labor force has undergone significant changes during this period, as the State has moved from an agricultural economy to a service and goods-producing economy.

No litigation of any kind is now pending (either in State or federal courts) or, to the knowledge of the Department of State Treasurer, threatened to restrain or enjoin the issuance or delivery of any municipal securities or in any manner questioning the proceedings or authority under which the municipal securities are issued or affecting the validity of the municipal securities. The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the opinion of the Department of State Treasurer, an adverse decision in any of these cases would not materially adversely affect the State’s ability to meet its financial obligations.

1.    Leandro, et al. v. State of North Carolina and State Board of Education—School Funding.    In 1994, students and boards of education in five counties in the State filed suit requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities, by denying due process of law, and by violating various statutes relating to public education. Five other school boards and students intervened, alleging claims for relief on the basis of the high proportion of at-risk and high-cost students in their counties’ systems. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law.

The State filed a motion to dismiss, which was denied. On appeal the North Carolina Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties but remanded the case for trial on the claim for relief based on the Court’s conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education. The trial on the claim of one plaintiff’s county was held in the Fall of 1999. In rulings issued in the Fall of 2000 and Spring of 2001, the trial court concluded that at risk children in the State are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education, and ordered an investigation into why certain school systems succeed without additional funding. Following the State’s filing of an appeal of these rulings, the trial court re-opened the trial and called additional witnesses in the Fall of 2001.

On April 4, 2002, the trial court issued its final order in the case, reaffirming its prior rulings and finding that the State must take all actions necessary to provide each child with the “sound basic education” guaranteed by the North Carolina Constitution. The trial court’s order did not mandate specific steps to be taken but directed the State to provide written reports every 90 days on the measures it has taken to comply with the order. The cost of future programs which the trial court may order could exceed $100 million. The State has appealed this decision. The North Carolina Attorney General’s Office believes that sound legal arguments support the State’s position on this matter.

2.    N.C. School Boards Association, et al. v. Richard H. Moore, State Treasurer, et al.—Use of Administration Payments.    On December 14, 1998, plaintiffs, including the county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe, and Lenoir Counties, filed suit requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools. The trial court ruled in favor of plaintiffs on December 14, 2001.

In its order, the trial court concluded that specifically identified monetary payments assessed and collected by state agencies are civil fines or penalties whose disposition is controlled by Article IX, Section 7 of the North

Carolina Constitution. The trial court also concluded the statutes under which these funds are distributed are “unconstitutional and void” to the extent they provide that the money is to “go to agencies or for purposes other than the public schools.” Based upon these conclusions of law, the trial court directed the “clear proceeds” of the affected civil fines and penalties be remitted to the public schools.

The trial court also declared “unconstitutional and void” the portions of the State Civil Penalty and Forfeiture Fund and the State School Technology Fund which operate to collect in a central fund and equitably distribute civil fines and penalties to the State’s school system for the purpose of supporting local school technology plans. The order required state agencies to remit civil fines and penalties directly to the local board(s) of education in the county in which the violation leading to the payment occurred for use in the board(s) discretion.

Finally, the trial court determined a three-year statute of limitations applies, allowing the order to be enforced retroactively from the date the civil action was filed to include all affected civil fines and penalties collected by State agencies since December 1995. However, the court stayed the operation and enforcement of the order pending appeal.

For the last fiscal year for which information was available to them, plaintiffs alleged liability of approximately $84 million. Until this matter is resolved, any refunds and interest will continue to accrue. The State has appealed this decision. The North Carolina Attorney General’s Office believes that sound legal arguments support the State’s position on this matter.

3.    Southeast Compact Commission—Disposal of Low-Level Radioactive Waste.    North Carolina and seven other southeastern states created the Southeast Interstate Low-Level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997, the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact subsequently petitioned the United States Supreme Court to allow the filing of its complaint against the State demanding repayment of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest, and attorneys’ fees. The United States Supreme Court denied the Compact’s petition in August 2001. The State expects the Compact to continue this litigation in another forum. The North Carolina Attorney General’s office believes that sound legal arguments support the State’s position on this matter.

The State is also involved in numerous claims and legal proceedings, many of which normally occur in governmental operations. A review of the status of outstanding lawsuits involving the State did not disclose any proceedings that are expected by the North Carolina Attorney General to materially adversely affect the State’s ability to meet its financial obligations.

In its 1996 Short Session, the North Carolina General Assembly approved State general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November 1996. In March 1997, the State issued $450 million of the authorized school bonds. In November 1997, the State issued $250 million of the authorized highway bonds. In April 1998, the State issued an additional $450 million of the authorized school bonds. In April 1999, the State again issued an additional $450 million of the authorized school bonds. In September 2000, the State issued an additional $295 million of the authorized school bonds, and another $100 million of the authorized school bonds were issued in March 2001. In March 2002, the State issued an additional $20,097,000 of the authorized school bonds. The offering of the remaining $734,903,000 of these authorized bonds is anticipated to occur over the next two to four years.

On November 3, 1998, North Carolina voters approved the issuance of $800 million in clean water bonds and $200 million in natural gas facilities bonds. The clean water bonds provide grants and loans for needed water and sewer improvement projects for the State’s municipalities, and fund programs to reduce pollution in the State’s waterways. The natural gas bonds provide grants, loans and other financing for local distribution companies or state or local government agencies to build natural gas facilities, in part to help attract industry to the State’s rural regions. In September 1999, the State issued a total of $197.4 million of authorized clean water bonds and natural gas facilities bonds, $177.4 million of which were a combination of clean water bonds and natural gas facilities bonds and $20 million of which were solely natural gas facilities bonds. In October 1999, the State issued an additional $2.6 million of the authorized clean water bonds. In September 2000, the State issued an additional $5 million of the authorized natural gas facilities bonds. In March 2001, the State issued an additional $30 million of the authorized clean water bonds. In March 2002, the State issued an additional $74,686,000 of the authorized clean water bonds and an additional $35 million of the authorized natural gas facilities bonds. In April 2002, the State issued an additional $10.6 million of the authorized clean water bonds. A total of $644,714,000 of these authorized bonds remains unissued.

On November 7, 2000, North Carolina voters approved the issuance of $3.1 billion in general obligation bonds to finance improvements to the facilities of the 16 public universities and 59 community colleges in the State. In March 2001, the State issued $250 million of the authorized higher education bonds. In March 2002, the State issued an additional $109,617,000 of the authorized higher education bonds. Approximately $2.74 billion of these authorized bonds remain unissued.

Hurricane Floyd struck North Carolina on September 16, 1999, causing significant flood and wind damage and some loss of life. The effects of the storm and its aftermath have been, and continue to be, felt in the eastern part of the State. Federal and State disaster recovery and relief efforts are ongoing to assist victims of the storm. The final estimate of property damage caused by the storm and its aftermath is $6 billion. In the opinion of the Offices of the Governor and the State Treasurer, notwithstanding the devastation caused by Hurricane Floyd, the storm and its consequences should not have a material adverse impact upon the ability of the State to meet its financial obligations, including timely payment of principal and interest on municipal securities.

Currently, Moody’s, Standard & Poor’s, and Fitch rate North Carolina general obligation bonds Aaa, AAA, and AAA, respectively.

APPENDIX I

ECONOMIC AND FINANCIAL CONDITIONS IN OHIO

The following information is a brief summary of factors affecting the economy of the State of Ohio and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

The State of Ohio (sometimes referred to herein as the “State”) operates on a fiscal biennium for its appropriations and expenditures, which for general capital appropriations purposes runs from July 1 in an even-numbered year to June 30 in the next even-numbered year. Within a fiscal biennium, the State operates on the basis of a July 1 to June 30 Fiscal Year. The State Constitution effectively precludes the State from ending a Fiscal Year or a biennium in a “deficit” position.

Most State operations are financed through the General Revenue Fund (the “GRF”). Personal income and sales-use taxes are the major GRF sources. The State also has maintained a “rainy day” fund, the Budget Stabilization Fund (the “BSF”), which under current law and until used is intended to carry a balance of approximately 5% of the GRF revenues for the preceding Fiscal Year. The BSF is generally maintained by transfer from the surplus, if any, in each Fiscal Year.

The GRF ending fund and cash balances for the State’s 1984-85 through 2000-01 bienniums were as follows:

Biennium	Beginning July 1	Ending June 30	Ending Fund Balance (In Thousands)	Ending Cash Balance (In Thousands)
1984-85	1983	1985	$297,600	$849,900
1986-87	1985	1987	226,300	632,700
1988-89	1987	1989	475,100	784,268
1990-91	1989	1991	135,365	326,576
1992-93	1991	1993	111,013	393,634
1994-95	1993	1995	928,000	1,312,200
1996-97	1995	1997	834,900	1,400,000
1998-99	1997	1999	976,778	1,512,528
2000-01	1999	2001	219,414	819,069

In the 1992-93 biennium, State and national fiscal uncertainties necessitated several actions to achieve GRF positive ending balances. To allow time to resolve differences, an interim appropriations act was enacted effective July 1, 1992; the general appropriations act for the entire biennium was then passed on July 11 and signed by the Governor of the State on July 26 and included a $200 million transfer from the BSF to the GRF. As an initial action to address a projected Fiscal Year 1992 imbalance, the Governor ordered most State agencies to reduce GRF appropriations spending in the final six months of that Fiscal Year by a total of approximately $184 million. (Debt service and lease rental obligations were not affected by the order.) Then in June 1992, the entire $100.4 million BSF balance and additional amounts from certain other funds were transferred to the GRF. Other administration revenue and spending actions resolved the remaining GRF imbalance for Fiscal Year 1992.

As a first step toward addressing a then estimated $520 million GRF shortfall for Fiscal Year 1993, the Governor ordered, effective July 1, 1992, selected GRF spending reductions totaling $300 million. Appropriations for debt service (including lease rental appropriations) were expressly excluded from the Governor’s cutback orders. Subsequent executive and legislative actions — including tax revisions that produced additional revenues of $194.5 million in Fiscal Year 1993, and an additional $50 million in spending reductions — provided for positive biennium-ending GRF balances (fund balance of $111.013 million, cash balance of $393.634 million). As a first step toward BSF replenishment, $21 million was deposited in the BSF.

The GRF appropriations act for the 1994-95 biennium provided for total GRF expenditures of approximately $30.7 billion. Expenditures were below those authorized, primarily as the result of lower than expected Medicaid spending, and tax receipts (primarily auto sales/use) were significantly above estimates. This biennium-ending GRF fund balance was $928 million and the cash balance was $1,312.2 million. The balance, after retaining an undesignated balance of $70 million, was transferred to a variety of funds, including $535.200 million to the BSF, and $322.8 million to other funds, including school assistance funds and, in anticipation of possible federal programs changes, a human services stabilization fund.

For the 1996-97 biennium, GRF appropriations approximated $33.5 billion. From a higher than forecasted mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes, and $30 million was transferred to a new transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary personal income tax reductions aggregating that amount. The GRF biennium-ending balances were $1.4 billion (cash) and $834.9 million (fund). Of that fund balance, $250 million was directed to school building construction and renovation, $94.4 million to the school computer network, $44.2 million to school textbooks and instructional materials and a distance learning program, and $34.4 million to the BSF, with the remaining $262.9 million transferred to the State Income Tax Reduction Fund.

For the 1998-99 biennium, GRF appropriations approximated $36.1 billion, which provided for significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701.4 million was transferred into the Income Tax Reduction Fund, $200 million into public school assistance programs, and $44.184 million into the BSF. The biennium-ending GRF balances were $1.512 billion (cash) and $976.778 million (fund). Portions of that fund balance were transferred as follows: $325.7 million to school building assistance; $293.185 million to the State Income Tax Reduction Fund; $85.4 million to SchoolNet (a program to supply computers for classrooms); $4.6 million to interactive video distance learning; and $46.374 million to the BSF.

The State’s financial situation varied substantially in the recently ended 2000-01 biennium. The biennium began with passage in June 1999 of appropriations acts for the 2000-01 biennium (one for all education purposes and one for general GRF purposes) and their prompt signage (after selective vetoes) by the Governor. Those acts provided for total GRF biennial expenditures of over $39.8 billion.

The State ended Fiscal Year 2000, the first Fiscal Year of the biennium, with a GRF cash balance of $1.506 billion and fund balance of $855.845 million. A transfer of $49.2 million from the balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding Fiscal Year). An additional $610.4 million was transferred to the State Income Tax Reduction Fund.

In December 2000 (the second year of the biennium), the State enacted supplemental appropriations of $645.3 million to address shortfalls in its Medicaid and disability assistance programs. The State’s share of this additional funding was $247.6 million, with $125 million coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1 to 2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and rental payments relating to obligations, were elementary and secondary education.

The Governor announced in late March 2001 OBM’s new preliminary lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 (for which appropriation bills were then pending). Based on indications that the Ohio economy continued to be affected by the economic downturn being experienced nationwide, GRF revenue estimates for Fiscal Year 2001 were reduced by $288 million. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure a positive GRF ending fund balance at June 30, 2001 were further reductions in expenditures and appropriations spending, with the same exceptions as the earlier reductions mentioned above. In addition, with the aim of achieving a July 1, 2001 beginning GRF fund balance (and a June 30 ending balance) of at least $188.2 million (representing historical 0.5% year end cash flow allowance), OBM was authorized to transfer by June 30, 2001 from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188.2 million. The State ended Fiscal Year 2001 with a GRF cash balance of $817.069 million and fund balance of $219.414 million making that transfer unnecessary.

Lengthy and rigorous consideration has been given by the Governor and the General Assembly to revenues and expenditures for Fiscal Years 2002-03 primarily as a result of continuing economic conditions. Budgetary pressures have been primarily due to continuing lower than anticipated levels of receipts from certain major revenue sources.

Consideration has been in three general time frames — the initial June 2001 biennial appropriation act, then late fall and early winter 2001, and then May 2002. Significant remedial steps have included authorization to draw down and use the entire Budget Stabilization Fund balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. Some of the major GRF funding increases over the original appropriations for the preceding 2000-01 biennium were: Medicaid, 29%; primary and secondary education, 17%; adult and juvenile corrections, 6.2%; mental health and mental retardation, 2.8%; and higher education, 2.4%.

That original appropriations act provided for these uses of certain reserves, aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on estimates and projections at the time of passage:

•	Authorized transfer of up to $150,000,000 from the BSF to the GRF for purposes of increasing moneys available to pay Medicaid expenses.

•	Appropriated an additional $10,000,000 from the BSF to an emergency purposes fund.

•	Authorized transfer to the GRF in Fiscal Year 2002 of the entire ($100,000,000) balance in the Family Services Stabilization Fund.

Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor’s proposed budget, incorporated in the related appropriations bills as introduced and included in the versions as passed by the House and the Senate, and in the act as passed and signed. The same was true for the separate appropriations acts including lease-rental appropriations for certain OBA-financed projects for the departments of Transportation and Public Safety, and Bureau of Workers’ Compensation.

The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates. Based on reduced revenue collections in certain categories (particularly sales and personal income taxes), OBM then projected GRF revenue shortfalls for the current Fiscal Year of $709,000,000 and of $763,000,000 for Fiscal Year 2003.

Executive and legislative actions were taken based on the then new OBM estimates, including:

The Governor promptly ordered reduced appropriations spending by most State agencies (expressly excepted were appropriations for or relating to debt service on State obligations), and limits on hiring and major purchases, estimated to reduce the then projected Fiscal Year 2002 shortfall by approximately $224,000,000. Reductions were at the annual rate of 6% for most State agencies (including higher education institutions), with lesser reductions for correctional and other institutional agencies, and with exemptions for primary and secondary education and the adjutant general.

The General Assembly in December passed legislation, more significant aspects of which included:

•
Authorizing transfers of up to $248,000,000 from the BSF to the GRF during the current biennium. This was in addition to the $160,000,000 in transfers from the BSF provided for in the original appropriations act and would reduce the BSF balance to approximately $600,000,000.

•	Reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in Fiscal Years 2002 and 2003, intended to be replenished from settlement receipts in Fiscal Years 2013 and 2014.

•	Reducing appropriation spending authorizations for the legislative and judicial branches.

•	Making certain tax-related changes (including accelerating the time for certain payments).

•
Authorizing Ohio’s participation in a multi-state lottery game, estimated to generate $41,000,000 in Fiscal Year 2003. This participation has begun, although pending litigation seeks to enjoin the authorization on State constitutional grounds, including a claim that the act’s provisions violate the “one subject” requirement for legislation.

Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income taxes and from corporate franchise taxes.

These updated estimates of GRF revenue shortfalls are approximately $763,000,000 in the current Fiscal Year and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken and are to be taken to ensure positive GRF fund balances for the current Fiscal Year and for the biennium, based on estimates and projections at the time. In addition to further administrative and management steps, such as additional restraints on spending, these actions include legislation, signed by the Governor, that provide for, among other things:

•
Authorization of additional transfers to the GRF from the BSF of its entire previously unappropriated balance (over $604,000,000) as needed in Fiscal Years 2002 and 2003, and of an additional $50,800,000 of unclaimed funds to the GRF.

•	Reduction of the Fiscal Year 2002 ending GRF balance by $50,000,000 (to $100,000,000, from its previously budgeted level of $150,000,000).

•	Increased cigarette tax by 31¢ per pack (to a total 55¢ a pack). The increase is estimated by OBM to produce approximately $283,000,000 in Fiscal Year 2003.

•
Transfers to the GRF of $345,000,000 from tobacco settlement money received in Fiscal Years 2002 and 2003. That amount had previously been earmarked and appropriated for elementary and secondary school facilities construction; moneys for that purpose will instead be provided by way of additionally authorized $345,000,000 in general obligation bonds.

•
Extension of the State income tax to Ohio-based trusts (a “sunset” provision ends this tax December 31, 2004), and exemption of certain Ohio business taxes from recent federal tax law “economic stimulus changes” by modifying existing State law tie-ins to the federal tax base. The combination is estimated by OBM to produce approximately $283,000,000 in Fiscal Year 2003.

•	Selective additional appropriation cuts for certain departments.

Certain other provisions of the legislation are aimed at the future, rather than the current biennium, including the indexing of State income tax brackets to the Gross Domestic Product beginning in July 2005.

OBM is currently projecting positive GRF fund balances at June 30, 2002 and 2003. As discussed above, the State is effectively precluded by law (including its Constitution) from ending a Fiscal Year or a biennium in a “deficit” position.

Due to the continuing pendency of the school funding litigation described herein, OBM expenditure estimates have not included additional expenditures that might be required pursuant to the latest Supreme Court order. As noted herein, the Court has granted the State’s motion for reconsideration of the portion of the Court’s order that would have required substantial and additional expenditures including in each Fiscal Year of the current biennium. (OBM estimates the additional annual cost to the State of this change to be as much as $1.24 billion.)

Litigation pending in the Ohio Court of Claims contests the Ohio Department of Human Services’ (“ODHS”, now the Ohio Department of Job and Family Services) former Medicaid financial eligibility rules for married couples where one spouse is living in a nursing facility and the other spouse resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. ODHS appealed an order of the Federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995, and the Court of Appeals has ruled in favor of ODHS; plaintiffs’ petition for certiorari was not granted by the U.S. Supreme Court. As to the Court of Claims case, it is not possible to state the period, beyond the current Fiscal Year, during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600 million for the retroactive period and, based on current law, it is estimated that the State’s share of those additional expenditures would be approximately $240 million. The Court of Appeals has certified the class action and has ordered notice be sent to the members of the class.

Because GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies may occur in some months, particularly the middle months, of a Fiscal Year. Statutory provisions provide for effective management by permitting the adjustment of payment schedules (as was done during some prior Fiscal Years) and the use of a “Total Operating Fund” (“TOF”). The State has not and does not do external revenue anticipation borrowing.

The TOF includes the total consolidated cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). Those cash balances are consolidated only for the purpose of meeting cash flow requirements, and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then preceding Fiscal Year.

The State has planned for and encountered some monthly GRF cash flow deficiencies in all recent Fiscal Years. For example, GRF cash flow deficiencies have ranged from occurring in 10 months of Fiscal Year 1992 to four months in Fiscal Years 1995, 1997 and 2000. In Fiscal Year 2001 to date, GRF cash flow deficiencies have occurred in eight months. In recent Fiscal Years, the highest GRF end-of-month cash flow deficiencies were $827.127 million in 2000, $l.152 billion in 2001, and $l.449 billion in 2002. GRF cash flow deficiencies have been and are expected by OBM to remain within the TOF limitations discussed above.

The State’s Constitution directs or restricts the use of certain revenues. Highway fees and excise taxes, including gasoline taxes, are limited in use to highway-related purposes including the payment of interest on certain securities issued for purposes related to the State’s highways. Not less than 50% of the receipts from State income and estate and inheritance taxes must be returned to the political subdivisions and school districts where such receipts originated. Since 1987 all net State lottery profits are allocated to elementary, secondary, vocational and special education program purposes.

The State has enacted legislation allocating its anticipated share of the proceeds of the national tobacco settlement. A comprehensive allocation has been made through Fiscal Year 2012 and a partial allocation has been made thereafter through Fiscal Year 2025. (In light of the constitutional two-year limitation on appropriations, those allocations are subject to the General Assembly making biennial appropriations to fund them, and those allocations themselves are subject to adjustment by the General Assembly.) As currently allocated and except for Fiscal Years 2002 and 2003, none of the moneys is to be applied to existing operating programs of the State. (As discussed above, there is to be a use of a portion of settlement moneys to assist in addressing the State’s current GRF revenue shortfall situation.) Under current allocations, the main portion of the moneys in future bienniums is to go to assist in the financing of elementary and secondary school capital facilities. Other amounts are targeted for new programs for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco-growing areas in the State.

Under the current financial structure, Ohio’s 612 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy programs (the primary portion of which is known as the “Foundation Program”) distributed in accordance with statutory formulas that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed. School districts also rely heavily upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have experienced varying degrees of difficulty in meeting mandated and discretionary increased costs. To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates. Many districts have submitted the question, and income taxes are currently approved in 127 districts.

In a September 6, 2001 opinion the Ohio Supreme court issued its latest substantive decision in litigation that has long been pending in Ohio courts questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the State provide a “thorough and efficient system of common schools.” The majority of the Court concluded that the system of school funding, as it had been modified and developed since 1991 and assuming full implementation of two modifications newly ordered by the Court, will meet constitutional requirements (two dissenters would find the system not yet in compliance; a third continued to conclude that compliance was a matter for the legislative branch, not the judiciary). The two modifications directed by the Court, both of which would require action by the General Assembly, are:

•
Revisions of the formula and factors involved in calculating the per student costs of providing an adequate education; the Court stated no deadline, but required that the revisions be applied retroactively to July 1, 2001 (the beginning of the current biennium). OBM estimates the additional annual cost of this change to the State to be as much as $1.24 billion.

•
The effective date of full implementation of a parity aid program (already adopted and being phased in) was moved up by two years — full funding to be in Fiscal Year 2004 rather than 2006. That program is aimed at providing poorer districts with resources similar to those available to wealthier districts.

The Court granted the State’s motion for reconsideration and clarification of the modification first listed above and of its retroactive application.

The Court’s referral to a master commissioner of the issues raised in that motion (and any other issues the parties and the mediator considered appropriate issues for mediation) did not produce a resolution. Upon that commissioner’s final report of March 21, 2002, the matter returned to the Court’s active docket for resolution.

It is not possible at this time to state what the Court’s final action on reconsideration will be, or what or when the General Assembly’s responses will be, or what effect they or any related actions may have on the State’s overall financial condition (particularly in the current fiscal biennium) or on specific State operations or functions.

In response to that litigation, the General Assembly has taken several steps, including significantly increasing State funding for public schools, as discussed below. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as “unfunded mandates”. State appropriations for primary and secondary education made to date for the current 2002-03 biennium are $15.2 billion or 17% over the previous biennium and represent an increase of 8.1% in Fiscal Year 2002 over 2001 and 4.9% in Fiscal Year 2003 over 2002. Appropriations for school funding in recent bienniums were $13.3 billion in the 2000-01 biennium (15% increase), $11.6 billion in the 1998-99 biennium (18.3% increase), and $10.1 billion in the 1996-97 biennium (13.6% increase). Those total State appropriations exclude non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (LPEF). Those lottery profits totaled $686.020 million in Fiscal Year 2000 and $655.036 million in Fiscal Year 2001. Lottery profits (from the existing State-level lottery only) for the 2002-03 biennium are projected to be $633.722 million in Fiscal Year 2002 and $621.722 million in Fiscal Year 2003. Ohio participation in a multi-state lottery commenced on May 1, 2002. It cannot be predicted with any degree of certainty precisely what receipts (currently projected to produce $41,000,000 in Fiscal Year 2003) actually will be, or what effect, if any, the multi-state lottery participation will have on the State-level lottery. A constitutional provision requires that net lottery profits be paid into the LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

Federal courts have ruled that the State shared joint liability with the local school districts for segregation in public schools in Cincinnati, Cleveland, Columbus, Dayton and Lorain. Subsequent trial court orders directed that remedial costs be shared equally by the State and the respective local districts. For that purpose, recent appropriations, decreasing in each biennium, were $100.800 million in 1998-99 and $23.7 million in 2000-01, and are at the $1.0 million level in 2002-03.

The State’s Constitution expressly provides that the State General Assembly has no power to pass laws impairing the obligations of contracts.

At the present time, the State does not levy any ad valorem taxes on real or tangible personal property. Local taxing districts and political subdivisions currently levy such taxes. The State’s Constitution limits the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money. Statutes also limit the amount of the aggregate levy, without a vote or charter provision.

Although manufacturing (including auto-related manufacturing) remains an important part of the State’s economy, the greatest growth in Ohio employment in recent years has been in the non-manufacturing sectors. In 1999, Ohio’s gross state product (GSP) totaled $362 billion, ranking it seventh among all states. The State ranks third within the manufacturing sector ($93 billion) and second in durable goods ($63 billion). As a percent of Ohio’s 1999 gross state product, manufacturing was responsible for 26%, with 18% attributable to the services sector and 16% to the finance, insurance and real estate sector. Ohio is the eighth largest exporting state, with 2000 merchandise exports totaling $26 billion. The State’s two leading export industries are transportation equipment and industrial machinery, which together accounted for approximately 51% of the value of Ohio’s merchandise exports. In addition, with 14.9 million acres (of a total land area of 26.4 million acres) in farmland and an estimated 80,000 individual farms, agriculture and related agricultural sectors combined is an important segment of Ohio’s economy. Ohio’s 2000 crop production value of $2.6 billion represented 3.7% of total U.S. crop production value. Ohio ranks in the top five states in the production of soybeans, corn, tomatoes, chickens, eggs, swiss and cottage cheese, milk sherbet and mushrooms. In 1999, Ohio’s agricultural sector output totaled $6.3 billion with agricultural export shares (primarily soybeans, feed grains and wheat, and their related products) estimated at a value of $1.2 billion.

Payroll employment in Ohio, in the diversifying employment base, showed a steady upward trend until 1979, then decreased until 1982. It increased through 1991, decreased slightly in both early 1992 and late 1993, but otherwise increased steadily through 2000. Growth in recent years has been concentrated among nonmanufacturing industries, with manufacturing employment tapering off since its 1969 peak. The “nonmanufacturing” sector now employs approximately 81% of all nonagricultural payroll workers in Ohio. In recent years, the average unemployment rate in Ohio has been lower than the national rate. For example, the Ohio rate was 5.8%, below the national rate of 6.0% (seasonally unadjusted) for April 2002.

Ohio’s 2000 decennial census population of 11,353,140 indicated a 4.7% population growth between 1990 and 2000 and ranked Ohio seventh among the states in population. The following table shows selected Census figures:

Ohio Population — Total and by Age Group

Year	Total	Rank Among States	Decennial Growth Rate	1-19 Years	20-64 Years	65 and Over
1970	10,657,500	6	9.7%	4,124,400	5,539,600	993,500
1980	10,797,600	6	1.4	3,502,900	6,125,200	1,169,500
1990	10,847,100	7	0.5	3,141,000	6,299,100	1,407,000
2000	11,353,140	7	4.7	3,216,000	6,629,400	1,507,800

The State’s 2001 population estimate was 11,373,541.

As of the date of this Statement of Additional Information, the State’s general obligation bonds are rated Aa1, AA+ and AA+ by Moody’s, Standard & Poor’s and Fitch, respectively, although Moody’s (in December 2001) and Standard & Poor’s (in May 2002) have issued negative outlooks for Ohio bonds.

APPENDIX J

ECONOMIC AND FINANCIAL CONDITIONS IN PENNSYLVANIA

The following information is a brief summary of factors affecting the economy of the State of Pennsylvania and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

Many factors affect the financial condition of the Commonwealth of Pennsylvania (also referred to herein as the “Commonwealth”) and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies (most notably the City of Philadelphia, sometimes referred to herein as the “City”) have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.

Following the September 11, 2001 terrorist attacks in New York and Washington, D.C., President Bush appointed Pennsylvania Governor Ridge to a newly-created post for Homeland Security to combat terrorism. Governor Mark Schweiker (Lieutenant Governor under Governor Ridge) is serving out the remainder of Governor Ridge’s term.

The General Fund, the Commonwealth’s largest fund, receives all tax revenues, non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

Recent Developments

The current national recession was unanticipated in the revenue and expenditure projections incorporated in the enacted budget for fiscal year 2002. Based on a Pennsylvania Department of Revenue press release dated June 28, 2002, actual Commonwealth revenues through May 2002 are nearly $1.3 billion, or 5.9%, below estimate.

The 2002-03 General Fund budget as enacted is based on sustaining fiscal discipline to meet the challenges of the national economic downturn while continuing to provide targeted tax cuts for working families and employers. The enacted budget is nearly $20.7 billion, a decrease of $86.5 million or 0.4% from the 2001-02 fiscal year. The Administration’s eight enacted budgets have had an average spending growth of 2.6%. The average growth in the enacted budgets during the previous ten-year period was 5.44%. Combined with cuts made in the 2000-01 and 2001-02 budgets, the growth in the cost of operating state government has been reduced by 5% percent.

The enacted budget utilizes the Rainy Day Fund to replace a large portion of revenue shortfalls during an economic downturn. A substantial portion of the Rainy Day Fund is utilized in the enacted budget. Reserves of $300 million are retained in the new Budget Stabilization Reserve Fund.

$57.9 million in tax reductions are included in the 2002-03 enacted budget. Tax forgiveness for working families will be expanded and the capital stock and franchise tax will continue to be phased out (at a modified rate from the phase-out contemplated in prior budgets) by one-quarter of a mill in 2002 and 2003, and one mill per year thereafter.

Among the revenue enhancements in the enacted budget are an increase in the cigarette tax from 31 cents per pack to $1.00 per pack ($585 million). Other revenue enhancements include (i) a transfer from the Tax Stabilization Reserve Fund ($750 million), (ii) decoupling from federal bonus depreciation allowance of 30% enacted after September 11 ($350 million), (iii) changes to the escheats (unclaimed property) program including a reduction in the dormancy period from 7 to 5 years, a liquidation of stocks currently held by the Department of Treasury and the escheating of uncashed and/or undelivered paychecks after three years ($197.6 million), (iv) a transfer from the Underground Storage Tank Indemnification Fund with a ten-year repayment period beginning in 2004-05 ($100 million), and (v) an increase in the Municipal Waste Disposal Fee ($92 million).

Recent Financial Results

The five-year period ending with fiscal 2001 was a time of economic growth with modest rates of growth at the beginning of the period and larger increases during the most recent years until the beginning of a recession late in fiscal year 2001. Throughout the period, inflation remained relatively low, helping to restrain expenditure growth. Favorable economic conditions helped total revenues and other sources rise at an average annual rate of 5.1% (5.3% on a “GAAP” basis) during the five-year period. Taxes increased at an average annual rate of 4.0% (also 4.0% on a “GAAP” basis) during the period. Expenditures and other uses during the fiscal 1997 through fiscal 2001 period rose at 5.7% (also 5.7% on a “GAAP” basis) average annual rate.

At the end of the 2000 fiscal year the unappropriated surplus balance (prior to the transfer to the Tax Stabilization Reserve Fund) totaled $718.3 million, a $280.6 million increase from fiscal 1999 year-end. The gain was due to higher than anticipated revenues and appropriation lapses that were partially offset by additional supplemental appropriations and reserves for tax refunds. $107.7 million was transferred from the surplus to the Tax Stabilization Reserve Fund representing the then statutorily required 15% annual transfer. The remaining $610.5 million fiscal year-end unappropriated surplus balance was carried over to the 2001 fiscal year. Commonwealth revenues for the 2000 fiscal year totaled $20,256.7 million, an increase of 5.4% ($1,030 million) over the prior fiscal year. Expenditures for the fiscal year (excluding intergovernmental transaction expenditures and net of appropriation lapses) were $19,171 million representing a 5.7% ($1,026 million) increase over the prior fiscal year.

For GAAP purposes, assets increased $1,731.4 million in fiscal 2000, chiefly due to higher temporary investments. Liabilities also rose during the period by $331.1 million. Together, these changes produced a $1,400.3 million increase to the fund balance at June 30, 2000. The fund balance at the end of fiscal 2000 was $4,263.6 million, the largest fund balance achieved since audited GAAP reporting was instituted in 1984 for the Commonwealth. The $1,105 million June 30, 2000 balance in the Tax Stabilization Reserve Fund is included in the GAAP basis fund balance for the General Fund. Revenues from taxes and other sources during fiscal 2000 increased 5.9 percent over the fiscal 1999 level. Expenditures and other uses rose during the fiscal year by 6.8 percent.

For the 2001 fiscal year, revenues were above estimate and expenditures were lower than projected, enabling the General Fund to end the fiscal year with an unappropriated surplus balance of $335.5 million. Expenditures from Commonwealth revenues for the fiscal year, net of appropriation lapses and intergovernmental transfer transaction contributions, totaled $19,966.2 million against Commonwealth revenues, net of tax refund and rebate reserves, of $19,691.1 million. Financial operations during the fiscal year caused the total unappropriated surplus balance to decline by $275 million as of June 30, 2001, an amount smaller than budgeted.

Commonwealth revenues (prior to reserves for tax refunds) totaled $20,561.7 million, $81.2 million (.4%) above the estimate made at the time the budget was enacted. Appropriations from Commonwealth funds in the enacted budget for fiscal 2001 (including supplemental appropriations) were 2.9% over fiscal 2000.

For GAAP purposes, assets increased $454.2 million in fiscal 2001, primarily due to higher amounts of funds in investments. Liabilities also rose during fiscal year 2001, increasing $232.9 million to $3,698.2 million. The increase in assets over liabilities caused the fund balance to increase by $221.3 million to $4,485 million as of June 30, 2001. The unreserved-undesignated fund balance as of June 30, 2001 was $1,524.8 million, a $175.3 million reduction from the prior fiscal year. Revenues and other sources for fiscal year 2001 increased by 5.3% over the prior fiscal year while expenditures and other uses grew by 5.7%. However, revenues and other sources for the fiscal year exceeded expenditures, other uses, and residual equity transfers to produce the $221.3 million increase in the fund balance. An increase in tobacco settlement amounts of $384.5 million included in other designated funds accounted for all of the increase in fund balance during the fiscal year.

The fiscal 2001 budget continued Governor Ridge’s emphasis on tax cuts targeted to making Pennsylvania competitive for attracting new employment opportunities and retaining existing jobs.

The fiscal 2002 budget provided for $20,689.9 million of appropriations from Commonwealth revenues, an increase of 3.5% over appropriations for fiscal 2001. Commonwealth revenues were projected to total $20,361.1 million (after providing for enacted tax cuts), an increase of 3.4% over fiscal 2001 actual receipts. The difference between the amount of projected revenues and appropriations budgeted is to be taken from the $335 million fiscal year beginning balance.

The fiscal 2002 estimate for Commonwealth revenues was prepared in June 2001 at the time of budgeted enactment based on an economic forecast for national real gross domestic product to grow at a 2.8% rate from the second quarter of 2001 to the second quarter of 2002. The forecast anticipated more rapid national economic growth compared to the rate of growth that occurred during fiscal 2001. The higher rate of economic growth was anticipated in response to fiscal and monetary policies designed to stimulate economic activity. The national unemployment rate was forecasted to rise above the 5% rate and inflation was expected to remain quite moderate during the period. Trends for the Pennsylvania economy were expected to maintain their close association with national economic trends. Personal income growth in Pennsylvania was anticipated to remain slightly below that of the U.S., while the Pennsylvania unemployment rate was anticipated to be very close to the national rate.

Through calendar year 2001 and the first quarter of 2002, economic growth in the nation and the state was below the projections used to estimate fiscal year 2002 revenues. The national economic recession during the fiscal year was not anticipated in budget estimates. Expenditure estimates for fiscal year 2002 have also been affected by the economic recession, principally through trends for medical assistance caseloads and costs.

Other Information

Pennsylvania is the sixth most populous state behind California, Texas, New York, Florida and Illinois. Pennsylvania has historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth’s business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.

Nonagricultural employment in Pennsylvania over the ten year period that ended in 2001 increased at an annual rate of 1.2%. This compares to a 1.6% rate for the Middle Atlantic region and a 2.2% rate for the United States as a whole during the period 1991 through 2000.

The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

Debt service on all bonded indebtedness of Pennsylvania, except that issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania’s General Fund, which receives all Commonwealth revenues that are not specified by law to be deposited elsewhere. As of June 30, 2001, the Commonwealth had $5,416.2 million of general obligation debt outstanding.

Other state-related obligations include “moral obligations.” Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency (the “PHFA”), a state-created agency which provides financing for housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. PHFA’s bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.

The Commonwealth, through several of its departments and agencies, leases real property and equipment. Some leases and their respective lease payments are, with the Commonwealth’s approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth’s annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

Certain Commonwealth-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these organizations, however, are indirectly dependent on Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. The Commonwealth also maintains pension plans covering all state employees, public school employees and employees of certain state-related organizations.

The Pennsylvania Intergovernmental Cooperation Authority (the “PICA”) was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on May 15, 2001.

No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired on December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $901.9 million in Special Revenue bonds outstanding as of June 30, 2001.

There is various litigation pending against the Commonwealth, its officers and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open. The following are among the cases with respect to which the Office of Attorney General and the Office of General Counsel have determined that an adverse decision may have a material effect on government operations of the Commonwealth:

County of Allegheny v. Commonwealth of Pennsylvania

In December 1987, the Supreme Court of Pennsylvania held in County of Allegheny v. Commonwealth of Pennsylvania, that the statutory scheme for county funding of the judicial system is in conflict with the

Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until that is done.

The Court appointed a special master to devise and submit a plan for implementation. The Interim Report of the Master recommended a four phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. On June 22, 1999, the Governor approved Act 1999-12 under which approximately 165 county-level court administrators became employees of the Commonwealth pursuant to Phase I of the Interim Report. Act 12 also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999. The remainder of the recommendations for later phases remains pending before the Pennsylvania Supreme Court.

Powell v. Ridge

In March 1998, several residents of the City of Philadelphia on behalf of themselves and their school-aged children, along with the School District of Philadelphia, the Philadelphia Superintendent of Schools, the president of the Philadelphia Board of Education, the City of Philadelphia, the Mayor of Philadelphia, and several membership organizations interested in the Philadelphia public schools, brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education, the chairman of the State Board of Education, and the State Treasurer. The plaintiffs claim that the Commonwealth’s system for funding public schools has the effect of discriminating on the basis of race and violates Title VI of the Civil Rights Act of 1964. The plaintiffs asked the court to declare the funding system to be illegal, to enjoin the defendants from violating the regulation in the future and to award counsel fees and costs.

The Philadelphia Federation of Teachers intervened on the side of the plaintiffs, while several leaders of the Pennsylvania General Assembly intervened on the side of the defendants. In addition, the U.S. Department of Justice intervened to defend against a claim made by the legislator intervenors that a statute waiving states’ immunity under the Eleventh Amendment to the U.S. Constitution for Title VI claims is unconstitutional.

The District Court found that the plaintiffs had failed to state a claim under the Title VI regulation at issue or under 42 U.S.C. ss.1983 and dismissed the action in its entirety with prejudice. The plaintiffs appealed. In August 1999 the U.S. Court of Appeals for the Third Circuit reversed the District Court’s dismissal of the action and remanded the case for further proceedings including the filing of an answer. The defendants and legislator intervenors filed petitions for writ of certiorari with the U.S. Supreme Court. In December 1999, the Supreme Court denied the petitions. In the District Court, the parties began discovery. However, on June 23, 2000, by agreement of the parties, the District Court stayed all proceedings and placed the case in civil suspension until approximately June 8, 2001.

Since that time, the Governor of Pennsylvania and the Pennsylvania Secretary of Education together with the Mayor of Philadelphia entered into an agreement that resulted in the designation of the Philadelphia School District as distressed under the School Code.

PPG Industries, Inc. v. Commonwealth of Pennsylvania

By decision dated November 30, 2001, the Pennsylvania Supreme Court held that the manufacturing exemption to Pennsylvania’s capital stock/franchise tax discriminates against interstate commerce in violation of the Commerce Clause of the United States Constitution. Accordingly, the Court ordered the manufacturing exemption severed from the capital stock/franchise tax. Further, the Court directed the Commonwealth Court must forthwith provide a retrospective remedy to taxpayers along the lines of those provided by the U.S. Supreme Court in McKesson v. Division of Alcoholic Beverages and Tobacco, Dept. of Business Regulation of Florida, 496 U.S. 18 (1990). i.e., (1) refunds for those taxpayers who were discriminated against by the unlawful exemption, (2) additional assessments against those who benefited by the unlawful exemption, or (3) some combination of the two so long as any remedy does not discriminate against interstate commerce.

During the course of the litigation, the General Assembly enacted amendments to the Tax Reform Code of 1971, which presumptively cure the constitutional problem with the tax after January 1, 1999, but do not impact on the tax during the years involved in this litigation. However, the Commonwealth announced a retrospective remedy on April 29, 2002, which appears to be revenue neutral.

Unisys Corporation v. Commonwealth

Unisys challenged the statutory three-factor apportionment formula used for the appointment of capital stock value in the franchise tax on constitutional and statutory (fairness) grounds. Its argument is that because the valuation formula requires the use of consolidated net worth, instead of separate company net worth, and the inclusion of dividends paid by subsidiary corporations, the apportionment factors should also include the property, payroll and sales of the subsidiary corporations, not just those of the taxpayer. The case was argued before the Commonwealth Court en banc, which issued its decision on March 8, 1999. The court sustained the statute from the constitutional challenge in favor of the Commonwealth. However, it ruled in favor of the taxpayer’s fairness argument which was based on 72 P.S. ss.7401(3)2.(a)(18). The Commonwealth appealed from this decision to the Pennsylvania Supreme Court and the taxpayer cross-appealed. Briefs were filed by both parties during 1999 and the Pennsylvania Supreme Court held oral argument in December 2000.

Northbrook Life Insurance Co., No. 1120 F&R1996.

This case is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania. Currently, the Commonwealth Court has docketed in excess of 40 cases representing 20 or more insurance companies. Dozens of additional cases are being held pending this litigation at the administrative boards.

The cases challenge the Department of Revenue’s application of portions of the Life and Health Guarantee Associations Act of 1982 (the “Act”). The Act establishes a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuity contracts to insured Pennsylvania residents. Insurance companies are assessed to provide the funds due to Pennsylvania residents insured by insurance companies which have become insolvent or are otherwise in default to its insureds.

Because the assessed insurance companies are paying obligations of other companies, an assessed insurance company may claim a credit against their gross premiums tax liability based on such assessments. The assessments on each company are broken into various categories including life insurance assessments, health insurance assessments and annuity assessments. Life and health insurance premiums have always been subject to the premiums tax and there is no dispute that companies may claim a credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period from 1992 to 1995 and not all annuity considerations were subject to tax. The Pennsylvania Department of Revenue allowed credits for assessments paid on taxable annuity considerations, but credits were not allowed for assessments paid on non-taxable annuities.

There is no provision in the insurance law that restricts the credit to only assessments paid on taxable annuities and taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward. Settlement negotiations continue and the matter is being prepared for litigation. Estimates of refund potential vary widely, ranging from $50 million to $300 million.

APPENDIX K

INFORMATION CONCERNING MUNICIPAL SECURITIES

A.    DESCRIPTION OF MUNICIPAL SECURITIES

Municipal Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit. Such obligations are included within the term Municipal Securities if the interest paid thereon is exempt from Federal income tax.

The two principal classifications of Municipal Securities are “general obligation” bonds and “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Industrial development bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal of and the payment of interest on such industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. A Fund’s portfolio may include “moral obligation” bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of a state or municipality.

Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ability of each Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Securities in which the Fund invests to meet their obligations for the payment of interest and the repayment of principal when due. There are variations in the risks involved in holding Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal Securities and the obligations of the issuers of such Municipal Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures affecting specifically the rights of holders of Municipal Securities.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the ability of each Fund to pay “exempt-interest dividends” would be affected adversely and the Fund would re-evaluate its investment objective and policies and consider changes in its structure. See “Dividends and Taxes—Taxes.”

B.    RATINGS OF MUNICIPAL SECURITIES

Description of Moody’s Investors Service, Inc. (“Moody’s”) Municipal Bond Ratings

Aaa
Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A
Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa
Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:    Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s U.S. Short-Term Ratings

MIG 1/VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Commercial Paper Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime 1—Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime 2—Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime 3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, A Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”) Municipal Debt Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation; and

III.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment to the obligation.

Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB,’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c
The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p
The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (–):    The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s Commercial Paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1
A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C
A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Short-Term Note Credit Ratings

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Description of Fitch, Inc. (“Fitch”) Credit Ratings

Fitch ratings provide an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis.

Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: “investment grade” ratings (international long-term “AAA” — “BBB” categories; short-term “F1” — “F3”) indicate a relatively low probability of default, while those in the “speculative” or “non-investment grade” categories (international long-term “BB” — “D”; short-term “B” — “D”) either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability.

Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch credit ratings and research are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

International Credit Ratings

Fitch ratings cover the spectrum of corporate, structured, and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance, and other corporate entities and the securities they issue, as well as municipal and other public finance entities, and securities backed by receivables or other financial assets, and counterparties. When applied to an entity, these long- and short-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions, and covenants attaching to that security.

Analytical Considerations

When assigning ratings, Fitch considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue’s relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer’s financial strength and credit quality.

Investment grade ratings reflect expectations of timeliness of payment. However, ratings of different classes of obligations of the same issuer may vary based on expectations of recoveries in the event of a default or liquidation. Recovery expectations, which are the amounts expected to be received by investors after a security default, are a relatively minor consideration in investment grade ratings, but Fitch does use “notching” of particular issues to reflect their degree of preference in a winding up, liquidation, or reorganization, as well as other factors. Recoveries do, however, gain in importance at lower rating levels, because of the greater likelihood of default, and become the major consideration at the “DDD” category. Factors that affect recovery expectations include collateral and seniority relative to other obligations in the capital structure.

Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as “AAA/F1+.” The first rating denotes long term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

International Long Term Credit Ratings

Investment Grade

AAA
Highest Credit Quality.    “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very High Credit Quality.    “AA” ratings denote a very low expectation of credit risk. They indicate strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High Credit Quality.    “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good Credit Quality.    “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB
Speculative.    “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly Speculative.    “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC CC C
High Default Risk.    Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD DD D
Default.    The ratings of organizations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90-100% of outstanding amounts and accrued interest. “DD” indicates potential recovery in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.

International Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Default. Denotes actual or imminent payment default.

Notes to long-term and short-term ratings:

“+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category, to categories below “CCC,” or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one or two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

APPENDIX L

INFORMATION CONCERNING
TAX-EXEMPT SECURITIES

A.    DESCRIPTION OF COMMERCIAL PAPER, BANK MONEY INSTRUMENTS
AND CORPORATE BOND RATINGS

Commercial Paper and Bank Money Instruments

Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”). Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety. A-1, the highest of the three, indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on the obligations is extremely strong. A-2 indicates that the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

Moody’s Investors Service, Inc. (“Moody’s”) employs the designations of Prime-1, Prime-2 and Prime-3 to indicate the relative repayment ability of rated issuers. Prime-1 issuers have a superior ability for repayment of senior short term debt obligations. Prime-2 issuers have a strong ability for repayment, but to a lesser degree than Prime-1.

Fitch, Inc., (“Fitch”) employs the rating Fl to indicate issues regarded as having the strongest degree of assurance capacity for timely payment of financial commitments. The rating F2 indicates a satisfactory capacity for timely payment, although the margin of safety is not as great as indicated by the Fl category.

Corporate Bonds

Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. The obligor’s capacity to meet its financial commitment is extremely strong. Bonds rated AA differ from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment is very strong.

Bonds rated Aaa by Moody’s are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Bonds rated AAA by Fitch denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payments of financial commitments. Bonds rated AA denote a very low expectation of investment risk. They indicate a very strong capacity for timely payments of financial commitments.

B.    INFORMATION CONCERNING TAX-EXEMPT SECURITIES

Description of Tax-Exempt Securities

Tax-Exempt Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit, including pollution control facilities. Such obligations are included within the term Tax-Exempt Securities if the interest paid thereon is exempt from Federal income tax.

The two principal classifications of Tax-Exempt Securities are “general obligation” bonds and “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Industrial development bonds are in most cases revenue source such as from the user of the facility being financed. Industrial development bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The portfolio may generally include “moral obligation” bonds which are normally issued by special purpose public authorities. If an issuer of moral obligations bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Yields on Tax-Exempt Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ability of the Tax-Exempt Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Tax-Exempt Securities in which the Tax-Exempt Fund invests to meet their obligations for the payment of interest and repayment of principal when due. There are variations in the risks involved in holding Tax-Exempt Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Tax-Exempt Securities and the obligations of the issuers of such Tax-Exempt Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures affecting specifically the rights of holders of Tax-Exempt Securities.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Tax-Exempt Securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the ability of the Tax-Exempt Fund to pay “exempt-interest dividends” would be adversely affected and the Tax-Exempt Fund would re-evaluate its investment objective and policies and consider changes in its structure.

Ratings of Municipal Notes and Short Term Tax-Exempt Commercial Paper

Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor’s. Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety. A-1, the highest of the three, indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on the obligations is extremely strong. A-2 indicates that the obligor’s capacity to meet its financial commitment on the obligation is satisfactory. A Standard & Poor’s rating with respect to certain municipal note issues with a maturity of less than three years reflects the liquidity factors and market access risks unique to notes. SP-1, the highest note rating, indicates a strong capacity to pay principal and interest. Issues that are determined to possess a very strong capacity to pay debt service will be given a “SP-1” designation. SP-2, the second highest note rating, indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody’s employs the designations of Prime-1, Prime-2 and Prime-3 to indicate the relative repayment ability of rated issuers. Prime-1 issuers have a superior capacity for repayment of senior short term debt obligations. Prime-2 issuers have a strong capacity for repayment, but to a lesser degree than Prime-1 to repay punctually. Prime-1 issues have a superior ability for repayment. Prime-2 issues have a strong ability for repayment, but to a lesser degree than Prime-1. Moody’s highest rating for short-term notes and VRDOs is MIG 1/VMIG 1, which denotes superior credit quality enjoying excellent protection by established cash flows, highly reliable liquidity support or “demonstrated broad-based access to the market for refinancing; MIG 2/VMIG 2 denotes strong credit quality with margins of protection that are ample although not as large as for MIG 1/VMIG 1.

Fitch employs the rating F-1+ to indicate short term debt issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+. The rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as indicated by the F-1+ and F-1 categories.

Ratings of Municipal Bonds

Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. The obligor’s capacity to meet its financial obligation is extremely strong. Bonds rated AA differ from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. A Standard & Poor’s municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific obligation, a specific class of financial obligations or a specific financial program. It takes into consideration the creditworthiness of obligors such as guarantors, insurers or other forms of credit enhancement on the obligation.

Bonds rated Aaa by Moody’s are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because the margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody’s applies the numerical modifier 1 to the classifications Aa through Caa to indicate that Moody’s believes the issue possesses the strongest investment attributes in its rating category. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. A parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of condition.

Bonds rated AAA by Fitch denote the lowest expectation of credit risk. Bonds rated AA denote a very low expectation of credit risk. Both ratings indicate a strong capacity for timely payment of financial commitments, which is not significantly vulnerable to reasonably foreseeable events. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and of any guarantor, as well as developments in the economic and political environment that might affect the issuer’s future financial strength and credit quality. Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

CODE # 16818-0702

CMA OHIO MUNICIPAL MONEY FUND

PART C. OTHER INFORMATION

Item 23.    Exhibits.

Exhibit Number		Description
1	(a)	—Declaration of Trust of the Registrant dated February 6, 1987.(a)

	(b)	—Amendment to the Declaration of Trust.(a)

	(c)	—Instrument establishing CMA Ohio Municipal Money Fund (the “Fund”) as a series of the Registrant.(a)

	(d)	—Certification of Amendment to Declaration of Trust dated April 11, 2002.(k)

	(e)	—Certification of Amendment to Declaration of Trust dated April 11, 2002.(l)

2		—Amended and Restated By-Laws of the Registrant.(h)

3		—Portion of the Declaration of Trust, Establishment and Designation and By-Laws of the Registrant defining the rights of holders of shares of the Fund as a series of the Registrant.(b)

4	(a)	—Form of Management Agreement between the Registrant and Fund Asset Management, L.P.(a)

	(b)	—Supplement to the Management Agreement with Fund Asset Management, L.P.(c)

5		—Form of Distribution Agreement between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated.(a)

6		—None.

7		—Custodian Agreement between the Registrant and State Street Bank and Trust Company.(i)

8	(a)(1)	—Amended Transfer Agency, Shareholder Servicing Agency and Proxy Agency Agreement between the Registrant and Financial Data Services, Inc. (a)

	(a)(2)	—Form of Amendment to the Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement.(g)

	(b)	—Form of Cash Management Account Agreement.(a)

	(c)	—Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(d)

9		—Opinion of Brown & Wood LLP, counsel for the Registrant.(e)

10		—Consent of Deloitte & Touche LLP, independent auditors for the Registrant.

11		—None.

12		—Certificate of Fund Asset Management, L.P.(a)

13		—Form of Amended and Restated Distribution and Shareholder Servicing Plan between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated.(j)

14		—None.

15		—Code of Ethics.(f)

(a)	Filed on July 31, 1995 as an exhibit to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A (the “Registration Statement”).
(b)
Reference is made to Article II, Section 2.3 and Articles III, V, VI, VIII, IX, X and XI of the Registrant’s Declaration of Trust, filed as Exhibit 1(a) to Post-Effective Amendment No. 6 to the Registration Statement; to the Certificate of Establishment and Designation establishing the Fund as a series of the Registrant, filed as Exhibit 1(c) to Post-Effective Amendment No. 6 to the Registration Statement; and to Articles I, V and VI of the Registrant’s By-Laws, filed as Exhibit 2 to Post-Effective Amendment No. 6 to the Registration Statement.

(c)	Filed on July 29, 1994 as an exhibit to Post-Effective Amendment No. 5 to the Registration Statement.
(d)
Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775), filed on March 20, 2001.

(e)	Filed on July 27, 1999 as Exhibit 9 to Post-Effective Amendment No. 13 to the Registration Statement.
(f)
Incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Merrill Lynch Middle East/Africa Fund, Inc. (File No. 811-07155), filed on March 29, 2000.

(g)
Incorporated by reference to Exhibit 8(a)(2) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of Merrill Lynch International Equity Fund (File No. 33-44917) filed on September 28, 2001.

(h)	Filed on July 18, 2001 as Exhibit 2 to Post-Effective Amendment No. 12 to the Registration Statement.
(i)
Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Maryland Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (File No. 33-49873), filed on October 30, 2001.

(j)	Incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of CMA Money Fund (File No. 2-59311), filed on July 29, 2002.
(k)
Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No.11 to the Registration Statement on Form N-1A of CMA Arizona Municipal Money Fund, a series of the Trust (File No. 33-54492) filed on July 29, 2002.

(l)
Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of CMA Arizona Municipal Money Fund, a series of the Trust (File No. 33-54492) filed on July 29, 2002.

Reference is made to the Registration Statements under the Securities Act of 1933 (the “Securities Act”) on Form N-1A in connection with exhibits relating to the CMA Arizona Municipal Money Fund (File No. 33-54492), CMA California Municipal Money Fund (File No. 33-20580), CMA Connecticut Municipal Money Fund (File No. 33-38833), CMA Massachusetts Municipal Money Fund (File No. 33-34610), CMA Michigan Municipal Money

Fund (File No. 33-38834), CMA New Jersey Municipal Money Fund (File No. 33-34609), CMA New York Municipal Money Fund (File No. 33-20463), CMA North Carolina Municipal Money Fund (File No. 33-38780) and CMA Pennsylvania Municipal Money Fund (File No. 33-34608).

Item 24.    Persons Controlled by or under Common Control with the Registrant.

The Registrant is not controlled by, or under common control with, any person.

Item 25.    Indemnification.

Section 5.3 of the Registrant’s Declaration of Trust provides as follows:

“The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.”

Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

In Section 8 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the distributors and each person, if any, who controls the distributors within the meaning of the Securities Act, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant and principal underwriter in connection with the successful defense of any action or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of the Manager.

Fund Asset Management, L.P., the Manager, acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Financial Institutions Series Trust, Master Basic Value Trust, Master Focus Twenty Trust, Master Large Cap Series Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, Mercury Global Holdings, Inc., Mercury HW Funds, Merrill Lynch Bond Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, Merrill Lynch World Income Fund, Inc., The Asset Program, Inc., The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Corporate High Yield Fund IV, Inc.; Corporate High Yield Fund V, Inc.; Debt Strategies Fund, Inc., Master Senior Floating Rate Trust, MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield Michigan Insured Fund II, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield Pennsylvania Insured Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc. and Senior High Income Portfolio, Inc.

Merrill Lynch Investment Managers, L.P. (“MLIM”), an affiliate of the Manager, acts as the investment adviser for the following open-end registered investment companies: Global Financial Services Master Trust, Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Markets Debt Fund, Inc., Merrill Lynch Equity Income Fund, Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Natural Resources Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short Term U.S. Government Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utilities and Telecommunications Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and The Asset Program, Inc.; and for the following closed-end registered investment companies: Merrill Lynch Senior Floating Rate Fund, Inc. and The S&P 500® Protected Equity Fund, Inc. MLIM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Manager, MLIM, Princeton Services, Inc. (“Princeton Services”) and Princeton Administrators, L.P. (“Princeton Administrators”) is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. (“FAMD”) is P.O. Box 9081, Princeton,

New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Merrill Lynch & Co., Inc. (“ML & Co.”) is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080. The address of the Fund’s transfer agent, Financial Data Services, Inc. (“FDS”), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since April 1, 2000 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 26, and Mr. Doll is an officer of one or more of such companies.

Name	Position(s) with the Manager	Other Substantial Business, Profession, Vocation or Employment
ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of MLIM

Princeton Services	General Partner	General Partner of MLIM

Terry K. Glenn	Chairman and Executive Vice President
Chairman (Americas Region) and Executive Vice President of MLIM; Executive Vice President and Director of Princeton Services; President and Director of FAMD; President of Princeton Administrators, L.P.; Director of FDS

Donald C. Burke	First Vice President and Treasurer	First Vice President, Treasurer and Director of Taxation of MLIM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD

Robert C. Doll, Jr.	President
President of MLIM; Co-Head (Americas Region) and Senior Vice President of the Manager and MLIM from 2000 to 2001; Senior Vice President of Princeton Services; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999

Philip L. Kirstein	General Counsel	General Counsel of MLIM; Senior Vice President, Secretary, General Counsel and Director of Princeton Services

Debra W. Landsman-Yaros	Senior Vice President	First Vice President of MLIM; Senior Vice President of Princeton Services; Vice President of FAMD

Stephen M. M. Miller	Senior Vice President	Executive Vice President of Princeton Administrators; Senior Vice President of Princeton Services

Item 27.    Principal Underwriters.

(a)  Merrill Lynch acts as the principal underwriter for the Registrant. Merrill Lynch also acts as the principal underwriter for each of the following open-end investment companies: CBA Money Fund; CMA Money Fund; CMA Treasury Fund; CMA Tax-Exempt Fund; nine other series of CMA Multi-State Municipal Series Trust; CMA Government Securities Fund; The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. and also acts as the principal underwriter for each of the closed-end investment companies referred to in the first paragraph of Item 26, and as the depositor of the following unit investment trusts: The Corporate Income Fund, Municipal Investment Trust Fund, The ML Trust for Government Guaranteed Securities and The Government Securities Income Fund.

(b)  Set forth below is information concerning each director and executive officer of Merrill Lynch. The principal business address of each such person is Four World Financial Center, New York, New York 10281.

Name	Position(s) and Office(s) with Merrill Lynch	Position(s) and Office(s) with Registrant
E. Stanley O’Neal	Chairman of the Board, Chief Executive Officer and Director	None

Thomas H. Patrick	Director and Executive Vice President	None

George A. Schieren	Director and General Counsel	None

Rosemary T. Berkery	Executive Vice President	None

Dominic A. Carone	Controller and First Vice President	None

Thomas W. Davis	Executive Vice President	None

Barry S. Friedberg	Executive Vice President	None

John J. Fosina	Chief Financial Officer and First Vice President	None

James B. Gorman	Executive Vice President	None

Jerome P. Kenny	Executive Vice President	None

John A. McKinley	Executive Vice President	None

Arshad R. Zakaria	Executive Vice President	None

Judith A. Witterschein	Secretary and First Vice President	None

(c)  Not applicable.

Item 28.    Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the Rules thereunder will be maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its transfer agent, Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Item 29.    Management Services.

Other than as set forth under the caption “Management of the Funds—Fund Asset Management” in the Prospectus constituting Part A of the Registration Statement and under the caption “Management of the Funds—Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.    Undertakings.

(a)  Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro and State of New Jersey, on the 29th day of July, 2002.

CMA MULTI-STATE MUNICIPAL SERIES TRUST (Registrant)

By:	/s/ TERRY K. GLENN
(Terry K. Glenn, President and Trustee)

Pursuant to the requirements of the Securities Act, this Amendment has been signed below by the following persons in the capacity and on the date indicated.

Signature	Title	Date

TERRY K. GLENN* (Terry K. Glenn)	President (Principal Executive Officer) and Trustee

DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

RONALD W. FORBES* (Ronald W. Forbes)	Trustee

CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)	Trustee

CHARLES C. REILLY* (Charles C. Reilly)	Trustee

KEVIN A. RYAN* (Kevin A. Ryan)	Trustee

ROSCOE S. SUDDARTH* (Roscoe S. Suddarth)	Trustee

RICHARD R. WEST* (Richard R. West)	Trustee

EDWARD D. ZINBARG* (Edward D. Zinbarg)	Trustee

*By: /s/ TERRY K. GLENN		July 29, 2002
(Terry K. Glenn, Attorney-in-Fact)

POWER OF ATTORNEY

The undersigned, Roscoe S. Suddarth and Edward D. Zinbarg, Trustees of each of the registered investment companies listed below, hereby authorize Terry K. Glenn, Donald C. Burke, Robert C. Doll, Jr. and Phillip S. Gillespie or any of them, as attorney-in-fact, to sign on his behalf in the capacity indicated any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: CBA Money Fund; CMA Government Securities Fund; CMA Money Fund; CMA Multi-State Municipal Series Trust; CMA Tax-Exempt Fund and CMA Treasury Fund.

Dated: June 7, 2001

/s/ ROSCOE S. SUDDARTH Roscoe S. Suddarth (Trustee)	/s/ EDWARD D. ZINBARG Edward D. Zinbarg (Trustee)

POWER OF ATTORNEY

The undersigned, Terry K. Glenn, Donald C. Burke, Ronald W. Forbes, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan and Richard R. West, the Directors/Trustees and the Officers of each of the registered investment companies listed below, hereby authorize Terry K. Glenn, Donald C. Burke, Robert C. Doll, Jr. and Phillip S. Gillespie or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: CBA Money Fund; CMA Government Securities Fund; CMA Money Fund; CMA Multi-State Municipal Series Trust; CMA Tax-Exempt Fund and CMA Treasury Fund.

Further, the undersigned, Terry K. Glenn, Donald C. Burke, Ronald W. Forbes, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West and Edward D. Zinbarg, the Directors/Trustees and the Officers of each of the registered investment companies listed below, hereby authorize Terry K. Glenn, Donald C. Burke, Robert C. Doll, Jr. and Phillip S. Gillespie or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: Debt Strategies Fund, Inc.; Global Financial Services Master Trust; Master Equity Income Fund; Master Internet Strategies Trust; Master Senior Floating Rate Trust; Master U.S. High Yield Trust; Mercury Equity Income Fund; Mercury Global Holdings, Inc.; Mercury Internet Strategies Fund, Inc.; Mercury Senior Floating Rate Fund, Inc.; Mercury U.S. High Yield Fund, Inc.; Merrill Lynch Bond Fund, Inc.; Merrill Lynch Developing Capital Markets Fund, Inc.; Merrill Lynch Dragon Fund, Inc.; Merrill Lynch Emerging Markets Debt Fund, Inc.; Merrill Lynch Equity Income Fund; Merrill Lynch EuroFund; Merrill Lynch Global Allocation Fund, Inc.; Merrill Lynch Global Bond Fund for Investment and Retirement; Merrill Lynch Global Financial Services Fund, Inc.; Merrill Lynch Global SmallCap Fund, Inc.; Merrill Lynch Global Technology Fund, Inc.; Merrill Lynch Global Value Fund, Inc.; Merrill Lynch Healthcare Fund, Inc.; Merrill Lynch High Income Municipal Bond Fund, Inc.; Merrill Lynch International Equity Fund; Merrill Lynch Internet Strategies Fund, Inc.; Merrill Lynch Latin America Fund, Inc.; Merrill Lynch Municipal Bond Fund, Inc.; Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust; Merrill Lynch Municipal Strategy Fund, Inc.; Merrill Lynch Pacific Fund, Inc.; Merrill Lynch Senior Floating Rate Fund, Inc.; Merrill Lynch Senior Floating Rate Fund II, Inc.; Merrill Lynch Short-Term Global Income Fund, Inc.; Merrill Lynch U.S. High Yield Fund, Inc.; Merrill Lynch Utilities and Telecommunications Fund, Inc.; MuniHoldings Florida Insured Fund; MuniHoldings Fund, Inc.; MuniHoldings Fund II, Inc.; MuniHoldings Insured Fund, Inc.; MuniHoldings New Jersey Insured Fund, Inc.; MuniHoldings New York Insured Fund, Inc.; MuniVest Fund, Inc.; MuniVest Fund II, Inc.; Senior High Income Portfolio, Inc., The Corporate Fund Accumulation Program and The Municipal Fund Accumulation Program.

Dated: April 5, 2001

/s/ TERRY K. GLENN Terry K. Glenn (President/Principal Executive Officer/Director/Trustee)	/s/ DONALD C. BURKE Donald C. Burke (Vice President/Treasurer/Principal Financial and Accounting Officer )

/s/ RONALD W. FORBES Ronald W. Forbes (Director/Trustee)	/s/ CYNTHIA A. MONTGOMERY Cynthia A. Montgomery (Director/Trustee)

/s/ CHARLES C. REILLY Charles C. Reilly (Director/Trustee)	/s/ KEVIN A. RYAN Kevin A. Ryan (Director/Trustee)

/s/ ROSCOE S. SUDDARTH Roscoe S. Suddarth (Director/Trustee)	/s/ RICHARD R. WEST Richard R. West (Director/Trustee)

/s/ EDWARD D. ZINBARG Edward D. Zinbarg (Director/Trustee)

EXHIBIT INDEX

Exhibit Number	Description
10	— Consent of Deloitte & Touche LLP, independent auditors for the Registrant.